UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Boston Scientific Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ac | Sequence: 1 CHKSUM Content: 0 Layout: 7283 Graphics: 51776 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_cover_4c_fpo_pg.eps V1.5

A Letter from Our CEO Michael F. Mahoney March 23, 2022 Dear Boston Scientific Stockholder: You are cordially invited to attend the Annual Meeting of Stockholders (Annual Meeting) of Boston Scientific Corporation (the Company) to be held on Thursday, May 5, 2022, at 8:00 a.m. Eastern Time. In light of the continuing public health crisis caused by the COVID‐19 pandemic, the Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BSX2022. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in‐person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually. On or about March 23, 2022, we will mail to our stockholders of record at the close of business on Friday, March 11, 2022, the record date for our Annual Meeting, an Important Notice of Internet Availability of Proxy Materials (Notice) containing instructions on how to access our Proxy Statement and Annual Report for the year ended December 31, 2021 (Annual Report) on the internet and how to vote their shares via the internet. If you received a Notice by mail, you will not receive printed proxy materials unless you specifically request them. Both the Notice and the Proxy Statement contain instructions on how you can request a paper copy of the Proxy Statement and Annual Report. The Board of Directors appreciates and encourages stockholder participation in the Company’s affairs. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote your shares. Accordingly, we request that as soon as possible, you vote via the internet or, if you have received printed proxy materials, you vote via the internet, by telephone or by mailing your completed proxy card or voter instruction form. Boston Scientific performed strongly in 2021. Amid significant disruption, our global team proved its resilience by navigating uncertainty with agility, developing new capabilities and turning challenges into opportunities. Throughout the year, with each stage of the pandemic having a smaller impact on our business, we supported healthcare systems, physicians’ communities and one another. And, most important to our mission, Boston Scientific helped improve the lives of more than 30 million patients. Throughout the year we challenged what’s possible. This winning spirit led us to participate in 145 new clinical trials, introduce 90 innovative products and enhance our digital capabilities. We kept our focus on organic innovation and business development deals to support our category leadership strategy, including the acquisition of five companies in the past year that expand our portfolio and complement our existing medical technologies. Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ba | Sequence: 1 CHKSUM Content: 37023 Layout: 44085 Graphics: 10657 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, Cyan, Magenta, Black, Yellow GRAPHICS: michael_mahoney_4c_fpo_pht.eps, boston_scientific_4c_logo.eps V1.5

We invested in our growth while continuing to work on minimizing our impact on the environment and advancing our diversity, equity and inclusion (DE&I) goals. And around the world we supported local communities through health equity initiatives and more than 50,000 volunteer hours in more than 50 countries. Our full‐year net sales in 2021 were $11.888 billion. This represents growth of 19.9 percent on a reported basis, 18.7 percent on an operational basis, which excludes (among other things) a positive impact of 1.3 percent from foreign currency fluctuations, and 18.9 percent on an organic basis, which excludes the above positive impact and a negative 0.3 percent impact from certain acquisitions and divestitures, compared to 2020 (operational growth rates and organic growth rates are non‐generally accepted accounting principles (non‐GAAP) measures; please refer to Annex A for a further discussion of our use of non‐GAAP measures). We are stronger for the hurdles we have overcome. While we will continue to face challenges, our business and our talented team of employees are well‐positioned for the future. We remain committed to our long‐range financial goals of 6‐8 percent organic revenue growth, operating margin expansion, double‐digit adjusted EPS growth and strong cash flow generation. With category leading, innovative products, a strong focus on developing clinical evidence and a proven strategy of entering high growth, adjacent markets, Boston Scientific is in an excellent position to continue increasing shareholder value. Positioned for Growth Our products help physicians diagnose and treat complex cardiovascular, respiratory, digestive, oncological, neurological, urological and pelvic health diseases and conditions. Our category leadership strategy — to deepen our portfolio in these areas through organic research and development and smart investments and acquisitions, including five acquisitions announced last year — continues to create value for patients, physicians and payers. We continue to expand our presence in high‐growth markets and regions to make our technologies available to more people in need. We believe skillful execution by our global team, our exciting pipeline and strong financial fundamentals position us well for the long term. Expanding Digital Capabilities The COVID‐19 pandemic has accelerated a digital transformation in healthcare. Digital technology enhances patient engagement, facilitates global education for physician and hospital administrators, and improves sales representative productivity. It also allows us to use artificial intelligence in our sensor portfolio, algorithms for cardiac rhythm management as well as in our processes for quality control, manufacturing and regulatory compliance. Digital technology no longer just supports the business: it propels the business, generating growth, cost savings and competitive advantages. Meaningful Innovation That Solves Urgent Challenges Boston Scientific relentlessly strives to improve upon current medical technology and create practical new products that meet unmet clinical needs. Our innovation is the product of organic research, collaborations, strategic investments in our venture portfolio and acquisitions. Fast Company named Boston Scientific a Top Workplace for Innovators, and for the fifth year in a row, Boston Scientific was named one of the Top 100 Global Innovators by Clarivate Analytics. In addition to launching 90 new products and initiating 145 global clinical trials, we invested more than $1 billion in research and development, received approximately 1,250 worldwide regulatory approvals and were granted more than 1,830 new patents worldwide. Advancing Science We maintain a strong base of clinical research to support the safety and efficacy of our devices with data from bench testing, randomized controlled trials and ongoing real‐world evidence. In 2021, nearly 14,000 patients participated in 145 new clinical trials with our devices. Addressing Inequities in Workplaces, Communities and Health Care Systems A culture that values diverse perspectives makes us think differently and perform better, which in turn helps us solve health care’s toughest problems. Over the last few years, the pandemic, polarizing political environments, racial injustice and economic uncertainties have spotlighted the depth of the inequities in our workplaces, communities and healthcare systems. We have Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ba | Sequence: 2 CHKSUM Content: 65133 Layout: 36050 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 deepened our diversity programs and initiatives to advance representation of women and multicultural employees within the Company, including in leadership roles; expanded efforts to address and combat health inequities; and continued to support our $3.5 million multiyear strategy to combat inequity, systemic racism and injustice in the U.S. Taking Action for a Healthier World The need for strong environmental, social and governance initiatives among global citizens and businesses has never been greater. That’s why sustainable and inclusive business practices are central to our mission to transform lives through medical solutions around the world. We measure progress in corporate responsibility by how we transform care, invest in our people, advance possibilities, protect the environment and create value responsibly. We were one of the first medical device manufacturers to pledge to achieve carbon neutrality by 2030 in all manufacturing and key distribution sites, and we are on track to meet our 2030 goal. In 2021 Boston Scientific expanded our climate action goals by joining the United Nations Race to Zero and Business Ambition for 1.5°C campaign. By making this commitment we will build on our strong foundation and establish ambitious science‐based targets that we believe will set us on a path to achieve net‐zero carbon emissions across our entire value chain by 2050. We have much work to do, but I am proud of the progress we have made. By living our values, our employees earned our company numerous recognitions. For the second consecutive year we were named to the Dow Jones Sustainability Indices and for the seventh consecutive year, to FORTUNE’s World’s Most Admired Companies. We’re on Newsweek’s first list of 100 Most‐ Loved Workplaces and Forbes’s annual list of America’s Best Employers for Diversity. We were ranked first in our industry among America’s Most Just Companies, and this year we were one of only three companies to earn the prestigious Catalyst Award — recognition given to companies leading global change with DE&I programs that advance inclusion and representation of women. Looking Forward Our winning spirit at Boston Scientific fuels our ability to face demanding and uncertain times. I am inspired by and confident in our future because of the way we have met challenges and become stronger. We have a robust portfolio and pipeline supported by ambitious research and development and the highest quality standards. Patients and customers trust us, our devices and our therapies. Our exceptionally talented global team recognizes and is inspired by the privilege and responsibility of our work. On behalf of all of us at Boston Scientific, I want to thank our Board of Directors for their service, and you, our stockholders, for your support. Together, let us continue to transform lives around the world through innovative medical solutions. Thank you for your continuing support. Michael F. Mahoney Chairman of the Board of Directors President and Chief Executive Officer Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ba | Sequence: 3 CHKSUM Content: 44952 Layout: 49514 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS Voting Methods Your vote is important. We encourage you to vote by proxy, even if you plan to attend the virtual meeting. DATE AND TIME Voting Items PROPOSAL BOARD VOTING RECOMMENDATION Thursday, May 5, 2022, at 8:00 a.m. Eastern Time Online only at http://www.virtualshareho ldermeeting.com/BSX2022 Only stockholders of record at the close of business on Friday, March 11, 2022, are entitled to notice of and to vote at the meeting or any adjournments LOCATION WHO CAN VOTE 1 2 3 4 Elect to the Board of Directors ten nominees for director; Approve, on a non-binding, advisory basis, named executive oficer compensation; Ratify the appointment of Ernst & Young LLP as our independent registered public accounting irm for the 2022 iscal year; and Approve an amendment and restatement of our 2006 Global Employee Stock Ownership Plan (to be renamed as our Employee Stock Purchase Plan), as previously amended and restated. FOR each director nominee FOR FOR FOR INTERNET QR CODE TELEPHONE MAIL ONLINE AT ANNUAL MEETING www.proxyvote.com 1-800-690-6903 Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717 https://www.virtual shareholdermeeting. com/BSX2022 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ba | Sequence: 4 CHKSUM Content: 39888 Layout: 26370 Graphics: 43994 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Voting_Method_F.eps, 3423-2_Notice_Annual_F.eps V1.5

Marlborough, Massachusetts March 23, 2022 The Annual Meeting of Stockholders of Boston Scientific Corporation (Annual Meeting) will be held on Thursday, May 5, 2022, at 8:00 a.m. Eastern Time. In light of the continuing public health crisis caused by the COVID‐19 pandemic, the Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BSX2022. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in‐person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually. The Annual Meeting will take place for the following purposes: 1. to elect to the Board of Directors ten nominees for director; 2. to approve, on a non‐binding, advisory basis, named executive officer compensation; 3. to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year; 4. to approve an amendment and restatement of our 2006 Global Employee Stock Ownership Plan (to be renamed as our Employee Stock Purchase Plan), as previously amended and restated; and 5. to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on Friday, March 11, 2022, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, we encourage you to submit your proxy as soon as possible. For specific instructions, please refer to your Important Notice of Internet Availability of Proxy Materials or to the question on page 3 of the accompanying Proxy Statement entitled “How do I vote by proxy?” At the direction of the Board of Directors, Vance Brown Corporate Secretary Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ba | Sequence: 5 CHKSUM Content: 2810 Layout: 38401 Graphics: 50188 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: boston_scientific_4c_logo.eps V1.5

TABLE OF CONTENTS

Information About the Annual Meeting and Voting	1

Internet Availability of Proxy Materials	10

Cautionary Statement Regarding Forward-Looking and Other Statements	11

Proposal 1: Election of Directors	12

Corporate Governance	25

Meetings and Board Committees	33

Director Compensation	39

Executive Officers	44

Certain Beneficial Ownership Matters	52

A Letter from the Executive Compensation and Human Resources Committee Chair to our Stockholders	55

Compensation Discussion & Analysis	57

Risk Assessment of our Compensation Programs	88

Compensation Committee Report	89

Executive Compensation	90

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation	114

Equity Compensation Plans	116

Audit Committee Report	117

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	118

Proposal 4: Amendment and Restatement of 2006 Global Employee Stock Ownership Plan	120

Stockholder Proposals and Company Information	125

Other Information	127

Annex A — Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures Used as Performance Metrics Under Certain of Our Short- and Long-Term Incentive Compensation Plans and Programs	A-1

Annex B — Amended and Restated Employee Stock Purchase Plan (formerly our 2006 Global Employee Stock Ownership Plan, as amended and restated)	B-1

i

300 Boston Scientific Way Marlborough, Massachusetts 01752 March 23, 2022 PROXY STATEMENT The Annual Meeting The Annual Meeting of Stockholders of Boston Scientific Corporation (Annual Meeting) will be held on Thursday, May 5, 2022, at 8:00 a.m. Eastern Time. In light of the continuing public health crisis caused by the COVID‐19 pandemic, the Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BSX2022. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in‐person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually. At this meeting, stockholders will be asked to elect ten nominees for director, approve, on a non‐binding, advisory basis, named executive officer compensation, ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year, and approve an amendment and restatement of our 2006 Global Employee Stock Ownership Plan (to be renamed as our Employee Stock Purchase Plan), as previously amended and restated. Management will also respond to questions from stockholders. Our principal executive offices are located at 300 Boston Scientific Way, Marlborough, Massachusetts 01752, and our telephone number is (508) 683‐4000. When used in this Proxy Statement, the terms “we,” “us,” “our,” “Boston Scientific” and “the Company” mean Boston Scientific Corporation and its businesses and subsidiaries. In connection with its solicitation of proxies for use at our Annual Meeting, our Board of Directors (Board) (i) has made these materials available to you via the internet or, upon your request, via email, or (ii) upon your request, has delivered or will deliver printed versions of these materials to you by mail. As a stockholder of record of our common stock at the close of business on March 11, 2022, the record date for our Annual Meeting, you are invited to attend the virtual Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement. Pursuant to rules adopted by the Securities and Exchange Commission (SEC), we are making this Proxy Statement and our Annual Report for the year ended December 31, 2021 (Annual Report and, together with this Proxy Statement, the proxy materials) available to stockholders electronically via the internet. Stockholders will be able Why am I receiving these materials? Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of printed proxy materials? 1 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ca | Sequence: 1 CHKSUM Content: 40378 Layout: 53628 Graphics: 25185 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: boston_scientific_4c_logo.eps, boston_scientific_4c_logo.eps, 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps V1.5

to access the proxy materials on the website referred to in the Notice or request to receive printed copies of the proxy materials and a proxy card. Instructions on how to access the proxy materials via the internet or to request a printed copy may be found in the Notice and in this Proxy Statement. We believe that this electronic process expedites your receipt of the proxy materials and reduces the cost and environmental impact of printing proxy materials for our Annual Meeting. On or about March 23, 2022, stockholders of record and beneficial owners of our common stock at the close of business on March 11, 2022 will be sent a Notice instructing them as to how to receive their proxy materials via the internet. The proxy materials will be available on the internet as of March 23, 2022. As was the case with our 2021 Annual Meeting of Stockholders, we believe that a virtual meeting will provide expanded stockholder access and participation, improved communications, as well as additional safeguards for health and safety in light of developments related to COVID‐19. You will be able to join the Annual Meeting and vote and submit questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BSX2022 and using the 16‐digit control number included on the Notice of Internet Availability of Proxy Materials (Notice), on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. Online check‐in will be available at the virtual meeting site approximately 15 minutes prior to the beginning of the Annual Meeting. Beginning March 23, 2022, you can access the proxy materials and vote your shares online at www.proxyvote.com. The proxy materials are also available on our own website (www.bostonscientific.com). If you prefer to receive paper copies of the proxy materials and a proxy card, you may still do so. You may request printed materials by (i) calling (800) 579‐1639; (ii) sending an email to sendmaterial@proxyvote.com; or (iii) logging onto www.proxyvote.com using the credentials provided on your Notice or proxy card. Stockholders who held shares of our common stock at the close of business on Friday, March 11, 2022, are entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote. A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, in person or by proxy, of stockholders holding a majority of our common stock outstanding as of the close of business on Friday, March 11, 2022, the record date, will constitute a quorum for purposes of holding and conducting business at the Annual Meeting. As of March 11, 2022, we had 1,429,447,209 shares of our common stock outstanding — each entitled to one vote at the Annual Meeting — meaning that 714,723,605 shares of common stock must be represented in person or by proxy to have a quorum. Our common stock is our only outstanding class of voting securities. For purposes of determining whether a quorum exists, broker non‐votes (as described further below) and proxies received but marked “ABSTAIN” will be counted. Why is the meeting being held virtually this year? How can I electronically access the proxy materials? How can I obtain a full set of printed proxy materials? Who is entitled to vote at the Annual Meeting? How many shares are eligible to be voted and how many shares are required to hold the Annual Meeting? 2 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ca | Sequence: 2 CHKSUM Content: 32993 Layout: 16014 Graphics: 43617 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps V1.5

You are voting on proposals to: 1. elect to the Board ten nominees for director; 2. approve, on a non‐binding, advisory basis, named executive officer compensation; 3. ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year; 4. approve an amendment and restatement of our 2006 Global Employee Stock Ownership Plan (to be renamed as our Employee Stock Purchase Plan), as previously amended and restated; and 5. consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Board recommends that you vote: 1. FOR the election of each of the ten director nominees; 2. FOR the named executive officer compensation; 3. FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year; and 4. FOR the approval of an amendment and restatement of our 2006 Global Employee Stock Ownership Plan (to be renamed as our Employee Stock Purchase Plan), as previously amended and restated. Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, you may give a proxy to be voted at the Annual Meeting either: • via the internet pursuant to the instructions provided in the Notice; or • if you received printed proxy materials, via the internet or by telephone or mail pursuant to the instructions provided on the proxy card. If you vote by mail, no postage is required if your proxy card is mailed in the United States. If you properly vote pursuant to the instructions provided in the Notice or properly complete and deliver your proxy card (whether electronically, by mail or by telephone) and our Inspector of Election receives your instructions in time to vote at the Annual Meeting, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific selections, your proxy will vote your shares as recommended by the Board. If any other matter is properly presented at the Annual Meeting, including a proposal to postpone or adjourn the meeting, your proxy will vote your shares in accordance with his or her discretion. At present, the Board knows of no other business that is intended to be brought before or acted upon at the Annual Meeting. What am I voting on? How does the Board recommend that I vote? How do I vote by proxy? 3 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ca | Sequence: 3 CHKSUM Content: 3693 Layout: 63492 Graphics: 12273 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps V1.5

If you need assistance with the voting of your shares or have questions regarding the Annual Meeting, please contact our proxy solicitation advisor: Alliance Advisors, LLC 200 Broadacres Drive, 3rd Floor Bloomfield, NJ 07003 (844) 866‐9429 (Toll Free in the United States) Stockholders are encouraged to login to the virtual meeting prior to the start time in order to leave ample time to confirm the internet connection is sufficient to access the virtual meeting site and to allow sufficient time to login and familiarize themselves with the virtual meeting features. If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, you should call the technical support number on the virtual meeting site. The virtual meeting site is supported on browsers (e.g., Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug‐ins. In the election of directors, for each of the nominees, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN” with respect to any nominee, it will not count as a share actually voted and will have no effect on the determination as to that nominee. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board. In the advisory vote to approve named executive officer compensation, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board. In the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board. In the vote to approve the amendment and restatement of our 2006 Global Employee Stock Ownership Plan (to be renamed as our Employee Stock Purchase Plan), as previously amended and restated, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board. 1. Under our By‐Laws, except as otherwise required by law, each nominee for director shall be elected to the Board by the affirmative vote of the majority of votes cast, in person or by proxy, by the holders of shares entitled to vote at a meeting at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected at any such meeting, as determined by the Corporate Secretary of the Company as of the record date for such meeting, the directors shall be elected by a plurality of the votes cast, in person or by proxy. The number of nominees does not exceed the number of directors to be elected at the Annual What if I need assistance with voting or have questions regarding the Annual Meeting? How are votes counted? How many votes are required to approve each proposal? 4 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ca | Sequence: 4 CHKSUM Content: 42038 Layout: 4063 Graphics: 12273 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps V1.5

Meeting. The affirmative vote of the majority of votes cast means that the number of shares voted “FOR” exceeds the number of votes cast “AGAINST” with respect to a given nominee. For each nominee, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of the nominee’s election. In the event that a director nominee fails to receive an affirmative majority of the votes cast in an election where the number of nominees is less than or equal to the number of directors to be elected, the Board of Directors, within its powers, may decrease the number of directors, fill the vacancy, or take other appropriate action. 2. The affirmative vote of a majority of shares with voting power present in person or represented by proxy and which have actually voted on the proposal is required to approve, on an advisory basis, the named executive officer compensation. The vote is advisory and non‐binding in nature, but the Executive Compensation and Human Resources Committee of our Board (Compensation Committee) will take into consideration the outcome of the vote when considering future executive compensation arrangements. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of this proposal. 3. The affirmative vote of a majority of shares with voting power present in person or represented by proxy and which have actually voted on the proposal is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of this proposal. 4. The affirmative vote of a majority of shares with voting power present in person or represented by proxy and which have actually voted on the proposal is required to approve the amendment and restatement of our 2006 Global Employee Stock Ownership Plan (to be renamed as our Employee Stock Purchase Plan), as previously amended and restated. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but your vote will not count as a share actually voted with respect to determining if a majority vote is obtained and will have no effect on the determination of this proposal. At present, the Board knows of no other matters to be presented for stockholder action at the Annual Meeting. Most of our stockholders hold their shares through a broker, trustee, bank, other financial intermediary or other nominee rather than directly in their own name. As summarized below, there are some differences between stockholders of record and beneficial owners. If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services, as of the close of business on Friday, March 11, 2022, you are considered the stockholder of record with respect to those shares, and the Notice or proxy materials are being made available, electronically or otherwise, directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or a third party, or to vote in person at the Annual Meeting. The Company has made available a proxy card or electronic voting means for you to use for voting purposes. What is the difference between holding shares as a stockholder of record and as a beneficial owner? Stockholders of Record 5 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ca | Sequence: 5 CHKSUM Content: 26490 Layout: 31804 Graphics: 4506 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps, 3423-2_Direct_Icon.eps V1.5

If your shares are held through a brokerage firm, trustee, bank, other financial intermediary or other nominee, as of the close of business on Friday, March 11, 2022, you are considered the beneficial owner of those shares held in street name, and the Notice or proxy materials are being made available, electronically or otherwise, by the Company to your broker, trustee, bank, other financial intermediary or other nominee (the intermediary) and they will forward these materials to you, together with a voting instruction form if furnished via paper copy to your intermediary. As the beneficial owner, you have the right to direct your intermediary on how to vote and are also invited to virtually attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a legal proxy from your intermediary. If you requested printed proxy materials, your intermediary will enclose a voting instruction form for you to use in directing the intermediary regarding how to vote your shares. The NYSE rules allow your broker to vote your shares in its discretion on “routine” proposals when it has not received instructions from you at least ten days prior to the Annual Meeting. The proposal regarding the ratification of the appointment of our independent registered public accounting firm is a matter considered routine under applicable rules and, therefore, your broker may vote on your behalf for this matter if you do not otherwise provide instructions. The election of directors, the advisory vote on the named executive officer compensation, and the vote on the approval of amendment and restatement of our 2006 Global Employee Stock Ownership Plan are not considered routine matters. If you do not instruct your broker how to vote your shares on the non‐routine matters, your broker will not be permitted to vote your shares on such matters. This is referred to as a “broker non‐vote.” Broker non‐votes (shares held by brokers that do not have discretionary authority to vote on the matter and that have not received voting instructions from their clients) are counted for purposes of determining whether a quorum is present, but are not counted or deemed to be present, represented or voted for the purpose of determining whether stockholders have approved a proposal. A broker non‐vote will have no effect on the outcome of the election of directors, the advisory vote on the named executive officer compensation or the approval of amendment and restatement of our 2006 Global Employee Stock Ownership Plan. If you participate in our 401(k) Retirement Savings Plan, as amended and restated (401(k) Plan), you will receive a single proxy card (together with the proxy materials) or Notice that covers all shares credited to your plan account(s) and shares that you own of record that are registered in the same name. If your plan account(s) are registered in different names, you will receive separate proxy cards or Notices for your record and plan holdings. You may vote your shares by following the instructions provided in your proxy card or Notice and utilizing the credentials provided therein. Your vote will serve to instruct the trustees and fiduciaries of our 401(k) Plan how to vote any shares of our common stock held in our 401(k) Plan on your behalf. Shares of our common stock held in our 401(k) Plan must be voted on or before 11:59 p.m. Eastern Time on April 30, 2022. The trustee and fiduciaries of our 401(k) Plan will vote shares for which timely instructions are not received in the same proportion as other plan shares that were voted. If you are the stockholder of record and you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote “FOR” all of the nominees for directors, “FOR” the named executive officer compensation, “FOR” the ratification of our independent registered public accounting firm, Ernst & Young, Beneficial Owners What discretion does my broker have to vote my shares held in “street name?” How do I vote my 401(k) shares? What happens if I don’t specify how I want my shares voted on one or all of the proposals? 6 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ca | Sequence: 6 CHKSUM Content: 24804 Layout: 54018 Graphics: 35180 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps, 3423-2_Halfarrow_Icon.eps V1.5

and “FOR” the amendment and restatement of our Global Employee Stock Ownership Plan (to be renamed as our Employee Stock Purchase Plan). If you hold your shares in street name, please see the discussion on “What discretion does my broker have to vote my shares held in ‘street name?’,” above. Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the proxy is voted at the Annual Meeting. To revoke a previously submitted proxy and change your vote, you may: • mail a written notice “revoking” your earlier vote to Broadridge Financial Solutions, Inc. (Broadridge), 51 Mercedes Way, Edgewood, NY 11717; • submit to Broadridge a properly completed and signed proxy card with a later date; • vote again telephonically at 1‐800‐690‐6903 or electronically at www.proxyvote.com or using our QR code (available until 11:59 p.m. Eastern Time on May 4, 2022); or • vote in person while logged in and participating at the Annual Meeting; however, your virtual attendance at the Annual Meeting alone will not revoke your proxy. Your last dated proxy, properly completed and timely received prior to, or vote cast at, the Annual Meeting will be counted. If you own your shares in street name, please contact your broker or other intermediary for instructions on changing your vote or revoking your proxy. Yes. If you are the stockholder of record of the shares, you will have the opportunity to vote in person when you attend the virtual Annual Meeting online by visiting www.virtualshareholdermeeting.com/BSX2022. In order to vote during the Annual Meeting, you will use the 16‐digit control number included on the Notice, on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. However, since a beneficial owner holding shares in street name is not the stockholder of record, if you are such a beneficial owner of shares, you may not vote your shares in person at the virtual Annual Meeting unless you obtain a legal proxy from the broker or other intermediary that holds your shares giving you the right to vote the shares at the Annual Meeting. Please provide the legal proxy information once you log into the Annual Meeting. Broadridge has been engaged as our independent agent to tabulate stockholder votes and act as Inspector of Election for the meeting. Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: • as necessary to meet applicable legal requirements; Can I change my vote or revoke my proxy after I have already voted or given my proxy? Can I vote at the virtual meeting? Who will count the votes? Is voting confidential? 7 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ca | Sequence: 7 CHKSUM Content: 11789 Layout: 21932 Graphics: 38665 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps V1.5

• to allow for the tabulation and certification of votes; and • to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board. We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would at an in‐person meeting. To submit a question at the Annual Meeting, you will need your 16‐digit control number that is printed on the Notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to submit questions during the Annual Meeting. We encourage you to submit any question that is relevant to the business of the Annual Meeting. Appropriate questions asked during the Annual Meeting will be read and addressed during the Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we will group substantially similar questions together and answer them once. Questions regarding personal matters or general economic or political questions that are not directly related to the business of Boston Scientific are not pertinent to Annual Meeting matters and, therefore, will not be answered. We will limit each stockholder to one question to allow us to answer questions from as many stockholders as possible. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting. We encourage stockholders to log into the webcast at least 15 minutes prior to the start of the Annual Meeting to test their internet connectivity. We want to be sure that all our stockholders are afforded the same rights and opportunities to participate as they would at an in‐ person meeting, so all members of our Board of Directors and certain executive officers are expected to join the Annual Meeting and be available for questions. If you encounter any difficulties accessing the Annual Meeting webcast, please call the technical support number that will be posted on the Annual Meeting website login page. Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted, provided such new proxy or revocation is properly completed and timely received. Our By‐Laws provide that a stockholder may present business to be considered at the Annual Meeting only if proper prior written notice was timely received by us. Other than the items of business described in this Proxy Statement, our Board is not aware of any other business to be acted upon at the Annual Meeting; however, if any other business does properly come before the Annual Meeting, the persons named as proxies on the proxy card will vote your shares in accordance with their discretion. How can I participate and ask questions at the Annual Meeting? What do I do if I have technical problems during the Annual Meeting? What happens if the Annual Meeting is adjourned or postponed? Will any other business be considered or presented at the Annual Meeting? 8 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ca | Sequence: 8 CHKSUM Content: 12322 Layout: 46281 Graphics: 38665 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps V1.5

We will report the final voting results on a Current Report on Form 8‐K filed with the SEC within four business days after the Annual Meeting. The Form 8‐K will be available on the SEC’s website, www.sec.gov, as well as on our own website, www.bostonscientific.com, under the “Investor Relations” section. Our Board is soliciting your vote. A list of stockholders entitled to vote at the Annual Meeting will be available during the Annual Meeting and for ten days prior to the Annual Meeting, between the hours of 8:30 a.m. and 5:00 p.m. Eastern Time, at our Corporate Headquarters located at 300 Boston Scientific Way, Marlborough, Massachusetts 01752. If you would like to view the stockholder list, please contact our Corporate Secretary to schedule an appointment by calling (508) 683‐4000 or writing to him at 300 Boston Scientific Way, Marlborough, Massachusetts 01752. Who is soliciting my vote pursuant to this Proxy Statement? Is there a list of stockholders entitled to vote at the Annual Meeting? How can I find the results of the Annual Meeting? 9 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ca | Sequence: 9 CHKSUM Content: 17959 Layout: 59996 Graphics: 12273 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps V1.5

Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the internet instead of mailing printed copies of those materials to each stockholder. On or about March 23, 2022, we will mail to our stockholders (other than those who previously requested electronic or paper delivery) an Important Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report. The Notice also instructs stockholders on how to vote via the internet. This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources; however, if you would prefer to receive printed proxy materials and a proxy card, please follow the instructions included in the Notice and in this Proxy Statement. If you have previously elected to receive our proxy materials electronically, these materials will continue to be made available to you via email until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials and a proxy card in paper format until you elect otherwise. 10 INTERNET AVAILABILITY OF PROXY MATERIALS Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ca | Sequence: 10 CHKSUM Content: 9818 Layout: 9330 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black, C61 M88 Y0 K0 GRAPHICS: none V1.5

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “may,” “estimate,” “intend” and other similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K filed with the SEC and in the Quarterly Reports on Form 10-Q that we have filed or will file hereafter under the heading “Risk Factors” and “Safe Harbor for Forward-Looking Statements.” The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward- looking statements contained in this document. This Proxy Statement contains statements regarding individual and Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation plans and programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts. 11 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING AND OTHER STATEMENTS Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ca | Sequence: 11 CHKSUM Content: 51296 Layout: 54397 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black, C61 M88 Y0 K0 GRAPHICS: none V1.5

Summary Our entire Board is elected annually by our stockholders and currently consists of ten members. All ten of our directors have been nominated by our Board, upon the recommendation of our Nominating and Governance Committee, to stand for election at the Annual Meeting for a one‐year term, to hold office until the 2023 Annual Meeting of Stockholders and until their successors have been elected and qualified. The nominees for election at the Annual Meeting are: Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Donna A. James, Edward J. Ludwig, Michael F. Mahoney, David J. Roux, John E. Sununu, David S. Wichmann and Ellen M. Zane. Each of the director nominees is willing and able to stand for election at the Annual Meeting, and we know of no reason why any of the nominees would be unable to serve as a director. Should such a situation arise, however, the Board may designate a substitute nominee or, alternatively, reduce the number of directors to be elected. If a substitute nominee is selected, the persons named as proxies will vote for that substitute nominee. Any vacancies not filled at the Annual Meeting may be filled by the Board. Director Nominees at a Glance Diverse Range of Experience, Skills and Qualifications Represented by our 2022 Director Nominees Risk Management Real Estate Operations Medical Device Industry Marketing / Sales Manufacturing Mergers & Acquisitions International Human Capital Management / Compensation Government / Public Policy Financial Literacy / Accounting Finance / Capital Allocation Executive Experience Environmental, Health, Safety & Sustainability Corporate Governance Business Strategy Public Company Board Academia Technology / Systems / Cyber-Security 12 PROPOSAL 1: ELECTION OF DIRECTORS Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.da | Sequence: 1 CHKSUM Content: 47842 Layout: 40021 Graphics: 52262 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Diverse_Range_F.eps V1.5

(1) The graphic below provides additional detail relating to the director nominees’ self‐identified gender. Self-Identified Gender 70% Male 30% Female 1 Average Age: 63.5 Average Tenure: 7.5 Years 9 of 10 Directors Independent Lead Independent Director Appointed 70% White 30% Ethnically Diverse 2 Board of Directors Nominees at a Glance G e n d e r Diversity Racial D iv e rs it y Age & Te n u re In d e p endence Female Male Non-Binary • • • • • • • • • • • Connors Dockendorff N/A Fujimori Mahoney Roux Sununu Wichmann Ludwig James Zane 13 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.da | Sequence: 2 CHKSUM Content: 26124 Layout: 14990 Graphics: 47450 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Self_Ident_F.eps, 3423-2_Boston_P.eps V1.5

(2) The table below provides additional detail relating to the director nominees’ self‐identified race/ethnicity. Director Nominees The biography of each of the nominees is listed below and contains information regarding the person’s service as a director, business experience, public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes or skills that caused the Nominating and Governance Committee and the Board to determine that the person should serve as a director in light of our business and structure. Each of the director nominees listed below exemplifies how our Board values professional experience in business, education, policy and governmental fields as well as strong moral character and diversity in terms of viewpoint as well as age, ethnicity and gender. Our Board believes that these strong backgrounds and sets of skills provide the Board, as a whole, with a strong foundation of technical expertise and a wealth of diverse experience in a wide variety of areas. Self-Identiied Race/Ethnicity • Connors • James • African American/Black Asian, Hawaiian or Paciic Islander Fujimori White/Caucasian • Dockendorff • Ludwig • Mahoney • Roux • Sununu • Wichmann Zane • 14 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.da | Sequence: 3 CHKSUM Content: 52654 Layout: 14714 Graphics: 4017 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Selfidentif_P.eps V1.5

Experience Highlights: Ms. Connors is the founder, chairwoman and chief executive officer of Pine Grove Holdings, LLC, a privately held investment company that acquires and operates small‐to‐middle market businesses primarily focused in power generation, SAAS, advanced material and transportation/logistics end‐markets. She served as president and chief executive officer of Atkore International Inc., formerly the Electrical and Metal Products division of Tyco International, before it became a privately held company in December 2010. Prior to joining Tyco, she served as vice president at Eaton Corporation where she held several positions in operations, continuous improvement, and general management. Prior to joining Eaton, Ms. Connors was employed in a number of executive and management capacities in diversified industrial and automotive end‐markets. Her work over 25 years has involved responsibilities in the U.S., Europe, and Asia. Ms. Connors serves as an independent advisor to Nissan North America and previously served as a Class B director of the Federal Reserve Bank of Chicago, and on the boards of Atkore, Blount International, CNH Industrial, N.V., Clarcor, Inc., Echo Global Logistics and Vesuvius plc. She was formerly an appointed member for the Takata Independent Quality Assurance Panel to investigate the airbag inflator recall. Select Skills and Qualifications: Ms. Connors’ qualifications to serve on our Board include her executive leadership skills and her global experience in the areas of operations and financial management, quality, M&A and business strategy, as well as her knowledge of public company matters resulting from her service on other public company boards. She also brings to our Board her experience in National Association of Corporate Directors leadership and governance fellowships. Nelda J. Connors, Independent Age: 56 Founder, Chairwoman and Chief Executive Officer of Pine Grove Holdings LLC DIRECTOR SINCE: December 2009 BOARD COMMITTEES: Executive Compensation and Human Resources; Risk OTHER CURRENT PUBLIC BOARDS: Baker Hughes; BorgWarner Inc.; Zebra Technologies Corporation EDUCATION: University of Dayton, B.S. and M.S. in Mechanical Engineering 15 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.da | Sequence: 4 CHKSUM Content: 39273 Layout: 29338 Graphics: 61984 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Magenta, Yellow, C71 M1 Y22 K0, ~note-color 2, Black, Cyan GRAPHICS: nelda_connors_4c_photo.eps V1.5

Experience Highlights: Mr. Dockendorff is the former executive vice president and chief financial officer of Covidien plc, a publicly traded medical device and supplies company, and its predecessor, Tyco Healthcare, having served in those positions from 1995 to 2015. Mr. Dockendorff joined the Kendall Healthcare Products Company, the foundation of the Tyco Healthcare business, in 1989 as controller and was named vice president and controller in 1994. He was appointed chief financial officer of Tyco Healthcare in 1995. Prior to joining Kendall/Tyco Healthcare, Mr. Dockendorff was the chief financial officer, vice president of finance and treasurer of Epsco Inc. and Infrared Industries, Inc. Select Skills and Qualifications: Mr. Dockendorff’s qualifications to serve on our Board include his executive leadership experience at public medical device companies, as well as his extensive expertise in accounting, finance and business strategy. Charles J. Dockendorff, Independent Age: 67 Former Executive Vice President and Chief Financial Officer of Covidien plc DIRECTOR SINCE: April 2015 BOARD COMMITTEES: Audit (Chair, Financial Expert); Risk OTHER CURRENT PUBLIC BOARDS: Haemonetics Corporation; Hologic, Inc.; Keysight Technologies, Inc. EDUCATION: University of Massachusetts at Amherst, B.B.A. in Accounting; Bentley College, M.S. in Finance 16 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.da | Sequence: 5 CHKSUM Content: 28497 Layout: 56020 Graphics: 34497 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: charles_dock_4c_photo.eps V1.5

Experience Highlights: Mr. Fujimori is currently senior executive advisor of Japan to CVC Capital Partners, a position he has held since February 2017. He was an advisor to the LIXIL Group Corporation from June 2016 to December 2019 and was the president and chief executive officer of the LIXIL Group Corporation from August 2011 to June 2016. Prior to joining LIXIL, he was chairman, president and chief executive officer of GE Japan from January 2008 to June 2011. In his 25 years at GE, beginning in October 1986, he held a variety of positions including senior vice president and chief executive officer of a number of Asian and global business divisions, including Medical Systems, Plastics, and Capital. Mr. Fujimori also served as a member of the GE Corporate Executive Council from 2001 to 2010. He formerly served as a director of Toshiba Corporation, the Japan Construction Material & Housing Equipment Industries Federation and Tokyo Electric Power Company Holdings. Select Skills and Qualifications: Mr. Fujimori’s qualifications to serve on our Board include his expertise in international business, including developing markets, with a particular emphasis on operations and manufacturing in Japan and Asia, as well as his service on other public company boards. Yoshiaki Fujimori, Independent Age: 70 Senior Executive Advisor of Japan to CVC Capital Partners DIRECTOR SINCE: July 2016 BOARD COMMITTEES: Executive Compensation and Human Resources; Risk OTHER CURRENT PUBLIC BOARDS: Oracle Corporation Japan; Takeda Pharmaceutical Company; Shiseido Company, Limited EDUCATION: Tokyo University of Science, B.A. in Petroleum Engineering; Carnegie Mellon Graduate School of Business, M.B.A. 17 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.da | Sequence: 6 CHKSUM Content: 48531 Layout: 46087 Graphics: 42810 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Magenta, Yellow, C71 M1 Y22 K0, ~note-color 2, Black, Cyan GRAPHICS: yoshiaki_fpo_4c_pht.eps V1.5

Experience Highlights: Ms. James is the founder of Lardon & Associates LLC, a business development and executive advisory services firm, where she has served as president and managing director since April 2006. Ms. James has more than 30 years of diverse management and leadership experience, including her experience at Nationwide Insurance and Financial Services, beginning in 1981. In her 25 years at Nationwide, she served in several leadership roles, including president of Nationwide Strategic Investments, a division of Nationwide Insurance Company, from 2003 to 2006, at which time she had direct responsibility for developing and executing strategies for several U.S. and global financial services subsidiaries and affiliates. Ms. James also is the founder of The Center for Healthy Families, a non‐profit in Columbus, Ohio, and the former chair of the National Women’s Business Council by presidential appointment. Ms. James currently serves as a director of Xponance (formerly the FIS Group), a privately held asset management and investment advisory firm. She formerly served as a director of L Brands, Inc., Time Warner Cable Inc. and Marathon Petroleum, Inc. and as a board advisor to Marathon Petroleum. Select Skills and Qualifications: Ms. James’s qualifications to serve on our Board include her expertise in business strategy, finance, accounting and human resources. In addition, her service on other public company boards contributes to her knowledge of public company matters. Donna A. James, Independent Age: 64 Founder, President and Managing Director of Lardon & Associates LLC DIRECTOR SINCE: July 2015 BOARD COMMITTEES: Executive Compensation and Human Resources (Chair); Nominating and Governance OTHER CURRENT PUBLIC BOARDS: The Hartford; Victoria’s Secret & Co. EDUCATION: North Carolina A&T State University, B.S. in Accounting 18 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.da | Sequence: 7 CHKSUM Content: 11239 Layout: 49132 Graphics: 51953 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: donna_james_4c_photo.eps V1.5

Experience Highlights: Mr. Ludwig is the former chairman of the board of Becton, Dickinson and Company (BDX), a global medical technology company, having served in that position from February 2002 through June 2012. He also served as BDX’s chief executive officer from January 2000 to September 2011 and as its president from May 1999 to December 2008. Mr. Ludwig joined BDX as a senior financial analyst in 1979. Prior to joining BDX, Mr. Ludwig served as a senior auditor with Coopers and Lybrand (now PricewaterhouseCoopers), where he earned his CPA, and as a financial and strategic analyst at Kidde, Inc. Mr. Ludwig has been a member of the board of directors of POCARED Diagnostics Ltd, a privately held company focused on infectious disease diagnostics, since 2013 and now serves as Chairman. He formerly served as a director of Xylem, Inc. and as vice chair of the board of trustees of the Hackensack University Medical Center Network. Select Skills and Qualifications: Mr. Ludwig’s qualifications to serve on our Board include his executive leadership experience, specifically his service as a director and executive of a public medical technology company, along with his extensive expertise in business strategy, finance, management and manufacturing. Edward J. Ludwig, Independent Age: 70 Former Chairman of the Board and Chief Executive Officer of Becton, Dickinson and Company DIRECTOR SINCE: March 2014 BOARD COMMITTEES: Executive Compensation and Human Resources, Nominating and Governance OTHER CURRENT PUBLIC BOARDS: CVS Health Corporation EDUCATION: The College of the Holy Cross, B.A. in Economics and Accounting; Columbia University, M.B.A. 19 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.da | Sequence: 8 CHKSUM Content: 62032 Layout: 17769 Graphics: 3636 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Magenta, Yellow, C71 M1 Y22 K0, ~note-color 2, Black, Cyan GRAPHICS: edward_ludwig_fpo_4c_pht.eps V1.5

Experience Highlights: Michael F. Mahoney joined the Company as our president in October 2011 and became our president and chief executive officer and a director in November 2012. Mr. Mahoney became our chairman of the Board in May 2016. Prior to joining the Company, he was worldwide chairman of the Medical Devices and Diagnostics division of Johnson & Johnson from January 2011 to September 2011, overseeing 50,000 employees and seven franchises. Prior to assuming this position, Mr. Mahoney served as worldwide group chairman of Johnson & Johnson’s DePuy franchise, an orthopedics and neurosciences business, from April 2007 through January 2011. From January 2001 through March 2007, Mr. Mahoney served as president and chief executive officer of Global Healthcare Exchange, a provider of supply chain solutions and services that brings together hospitals, manufacturers, distributors and group purchasing organizations. Mr. Mahoney began his career at General Electric Medical Systems, where he spent 12 years, culminating in the role of general manager of the Healthcare Information Technology business. Mr. Mahoney also serves on the board of the Boys & Girls Club of Boston, is the chair of the board of governors of Boston College CEO Club, and a member of the American Heart Association CEO roundtable. Select Skills and Qualifications: Mr. Mahoney’s qualifications to serve on our Board, in addition to being our president and chief executive officer, include his management experience leading complex organizations in medical device and other healthcare‐related businesses, expertise in building strong leadership teams, developing international markets, and a proven ability to execute successful business strategies and drive operational excellence. Michael F. Mahoney, CEO, Chairman of the Board Age: 57 President and Chief Executive Officer of Boston Scientific Corporation DIRECTOR SINCE: November 2012 OTHER CURRENT PUBLIC BOARDS: Baxter International, Inc. EDUCATION: University of Iowa, B.B.A. in Finance; Wake Forest University, M.B.A. 20 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.da | Sequence: 9 CHKSUM Content: 40782 Layout: 38328 Graphics: 57719 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: michael_mahoney_4c_fpo_pht.eps V1.5

Experience Highlights: Mr. Roux is co‐founder and co‐managing partner of BayPine Capital, a private equity partnership established in October 2020. He also is Chairman of Jackson Laboratories, an independent biomedical research institute. He is the co‐founder and was the chairman, co‐chief executive officer and managing partner of Silver Lake, a private equity firm focused on technology investing, from January 2014 to December 2017. Prior to that, Mr. Roux was chairman and chief executive officer of Liberate Technologies, executive vice president at Oracle Corporation and senior vice president at Lotus Development. He is also chairman of Bristol Seafoods and vice chairman of the National Audubon Society. He previously served as a director of Avaya Inc., Avaya Holdings Corp. and Intelsat S.A. Mr. Roux is co‐founder of The Roux Institute, an educational partnership with Northeastern University. Select Skills and Qualifications: Mr. Roux’s qualifications to serve on the Board include his extensive experience in operations, technology, management and business strategy, and his financial expertise and background as an entrepreneur, executive and director. David J. Roux, Independent Age: 65 Co-Founder and Co-Managing Partner of BayPine Capital DIRECTOR SINCE: January 2014 BOARD COMMITTEES: Audit; Nominating and Governance (Chair) OTHER CURRENT PUBLIC BOARDS: None EDUCATION: Harvard College; Harvard University, M.B.A.; King’s College, Cambridge University, M. Phil 21 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.da | Sequence: 10 CHKSUM Content: 19987 Layout: 27891 Graphics: 38900 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Magenta, Yellow, C71 M1 Y22 K0, ~note-color 2, Black, Cyan GRAPHICS: david_roux_fpo_4c_pht.eps V1.5

Experience Highlights: Senator Sununu served as a U.S. Senator from New Hampshire from 2003 to 2009. He was a member of the Committees on Banking, Commerce, Finance and Foreign Relations, and he was appointed the Congressional Representative to the United Nations General Assembly. Before his election to the Senate, Senator Sununu served three terms as a member of the U.S. House of Representatives from New Hampshire’s 1st District from 1996 to 2002, where he was vice chairman of the Budget Committee and a member of the Appropriations Committee. During his twelve years in Congress, he drafted and helped pass several important pieces of legislation, including the Internet Tax Freedom Act, the Survivors Benefit Act and the New England Wilderness Act. Prior to serving in Congress, Senator Sununu served as chief financial officer for Teletrol Systems, a manufacturer of building control systems. Senator Sununu currently serves as a Council Member of Lloyds of London, and formerly served as a director of Time Warner Cable Inc. Select Skills and Qualifications: Senator Sununu complements our Board with his experience in government and corporate leadership. Senator Sununu provides important insights on government relations, public policy and other matters relevant to our Company due to his extensive experience in both the public and private industry sectors. John E. Sununu, Independent Age: 57 Former United States Senator from New Hampshire DIRECTOR SINCE: April 2009 BOARD COMMITTEES: Audit (Financial Expert); Risk (Chair) OTHER CURRENT PUBLIC BOARDS: BlueRiver Acquisition Corp. EDUCATION: Massachusetts Institute of Technology, B.S. and M.S. in Mechanical Engineering; Harvard University, M.B.A. 22 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.da | Sequence: 11 CHKSUM Content: 59029 Layout: 9254 Graphics: 7098 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: john_sununu_4c_photo.eps V1.5

Experience Highlights: Mr. Wichmann is the former chief executive officer of UnitedHealth Group, Incorporated, having served in that position from September 2017 through March 2021. Prior to this role, he served as president, UnitedHealth Group, beginning in November 2014, with oversight responsibility for all of UnitedHealthcare’s domestic and international businesses, and for overall UnitedHealth Group performance, and as chief financial officer of the UnitedHealth Group from 2011 until 2016. In addition, during his time at UnitedHealth Group, he held positions as president, UnitedHealthcare; president and chief executive officer, Specialized Care Services (now OptumHealth); and senior vice president, Corporate Development. Prior to joining UnitedHealth Group, Mr. Wichmann was a partner at Arthur Andersen & Co. and chief financial officer of Advanced Machine Company. He previously served on the board of UnitedHealth Group, Incorporated and Tennant Company. Select Skills and Qualifications: Mr. Wichmann’s qualifications to serve on our Board include his executive experience in the healthcare industry as the chief executive officer of a large public health and well‐being company and a former board member of other public companies, as well as his financial expertise and background in business strategy, operations, manufacturing and environmental, health, safety and sustainability matters. David S. Wichmann, Independent Age: 59 Former CEO of UnitedHealth Group, Incorporated DIRECTOR SINCE: June 2021 BOARD COMMITTEES: Audit (Financial Expert); Risk OTHER CURRENT PUBLIC BOARDS: None EDUCATION: Illinois State University, B.S. in Accounting 23 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.da | Sequence: 12 CHKSUM Content: 62741 Layout: 33769 Graphics: 2782 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Magenta, Yellow, C71 M1 Y22 K0, ~note-color 2, Black, Cyan GRAPHICS: david_wichmann_4c_photo.eps V1.5

Experience Highlights: Ms. Zane is CEO Emeritus at Tufts Medical Center, and previously, she served as its president and chief executive officer. Ms. Zane also served as Network President for Mass General Brigham (formerly Partners Healthcare System), a physician/hospital network sponsored by the Harvard‐affiliated Massachusetts General Hospital and Brigham and Women’s Hospital. Ms. Zane also previously served as chief executive officer of Quincy Hospital in Quincy, Massachusetts. Ms. Zane currently is a director of Savista, a Georgia‐based private company involved with healthcare revenue cycle management; Fiduciary Trust Company, a privately owned wealth management company; and AgNovos Healthcare, LLC, a privately held medical device company, focused on bone health. Ms. Zane previously served as a director of Century Capital Management, Parexel International Corporation, Lincare Holdings Inc. and Press Ganey Holdings. Ms. Zane holds a Professional Director Advanced Certification from the American College of Corporate Directors. Select Skills and Qualifications: Ms. Zane’s qualifications to serve on our Board include her executive experience in the healthcare industry, specifically as the chief executive officer of a large urban academic (teaching and research) medical center, in addition to her experience as a director at other public companies. Ellen M Zane, Independent Age: 70 CEO Emeritus at Tufts Medical Center DIRECTOR SINCE: April 2016 BOARD COMMITTEES: Audit (Financial Expert); Nominating and Governance OTHER CURRENT PUBLIC BOARDS: Azenta Life Sciences; Haemonetics Corporation; Synchrony Financial EDUCATION: George Washington University, B.A.; Catholic University of America, M.A. in Audiology and Speech‐Language Pathology OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL TEN OF THESE NOMINEES FOR DIRECTOR. 24 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.da | Sequence: 13 CHKSUM Content: 15340 Layout: 20357 Graphics: 29155 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, Magenta, C45 M82 Y0 K0, C100 M84 Y30 K16, Cyan, ~note-color 2, Black GRAPHICS: 3423-2_Tickmark_Icon.eps, Ellen_zane_4c_photo.eps V1.5

Overview To guide the operation and direction of the Board and its committees, our Board has established our Corporate Governance Guidelines, charters for its standing committees and our Code of Conduct to reflect our commitment to good corporate governance and to comply with Delaware law, the rules and listing standards of the NYSE, the rules and regulations of the SEC and other legal requirements. These materials are available under “Governance Overview” in the “Investor Relations” section of our website at www.bostonscientific.com. These materials are also available in print, free of charge to stockholders, upon written request to Boston Scientific Corporation, Investor Relations, 300 Boston Scientific Way, Marlborough, Massachusetts 01752. Our Board believes that good corporate governance is fundamental to the overall success of our business. To that end, our Board evaluates our corporate governance practices in light of applicable changes in Delaware law, the rules and listing standards of the NYSE and the rules and regulations of the SEC, as well as best practices suggested by recognized governance authorities, and makes modifications to our corporate governance practices that it determines are warranted. Director Independence Under the NYSE’s Corporate Governance Standards, a majority of the Board must qualify as independent directors. However, our Corporate Governance Guidelines require that a significant majority of the Board qualify as independent directors. The NYSE Corporate Governance Standards define specific relationships that disqualify directors from being independent and further require that for a director to qualify as independent, the Board must affirmatively determine that the director has no material relationship with our Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with our Company). In making determinations regarding independence, the Board applies the NYSE standards and broadly considers all relevant facts and circumstances known to it. For directors who will serve on the Compensation Committee, the Board considers all factors specifically relevant to determining whether a director has a relationship with our Company that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by our Company to such director, and (ii) whether such director is affiliated with our Company, a subsidiary of our Company or an affiliate of a subsidiary of our Company — as required by the NYSE independence standards for compensation committee members. The Board has determined that the following directors are independent under the independence standards set forth in the NYSE Corporate Governance Standards: Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Donna A. James, Edward J. Ludwig, David J. Roux, John E. Sununu, David S. Wichmann and Ellen M. Zane. The Board monitors its compliance with NYSE requirements for director independence on an ongoing basis, including through an annual review of director questionnaires and consideration of transactions and relationships between each director or any member of his or her immediate family and the Company, as well as other relevant facts and circumstances. The Board and the Nominating and Governance Committee considered the directors’ responses to a questionnaire asking about their relationships with the Company (and their immediate family members’ relationships with the Company) and other potential conflicts of interest, as well as material provided by management related to transactions, relationships or arrangements between the Company and the directors or parties related to the directors. The Board made its determination as to whether any relationship between a director and our Company is a material relationship based on the facts and circumstances of the relationship, the 25 CORPORATE GOVERNANCE Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ea | Sequence: 1 CHKSUM Content: 45888 Layout: 4859 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 amounts involved in the relationship, the director’s interest in such relationship, if any, and such other factors as the Board, in its judgment, deemed appropriate. Director Nomination Process The Nominating and Governance Committee is responsible for determining the appropriate skills and characteristics required of new Board members in the context of the current make‐up of the Board. In so doing, the Nominating and Governance Committee considers, with input from the Board, those factors it deems appropriate, such as independence, experience, strength of character, judgment, technical skills, diversity, years of experience and the extent to which the individual would fill a present need on the Board. The aim is to assemble a Board that is strong in its collective knowledge and that consists of individuals who bring a variety of complementary attributes and who, taken together, have the appropriate skills and experience to oversee the Company’s business. The Nominating and Governance Committee considers diversity as one of a number of factors in identifying nominees for director. The Nominating and Governance Committee views diversity broadly to include diversity of experience, skills and viewpoint, as well as other diversity concepts, including but not limited to, race, ethnicity and gender. Further, the Company’s Corporate Governance Guidelines require that women and racially/ethnically diverse candidates be included among the initial slate of candidates presented for consideration in searches for new Board members. Director nominees must, at a minimum, meet the general criteria outlined in our Corporate Governance Guidelines. Generally, directors should be individuals who have succeeded in their particular field and who demonstrate integrity, reliability, knowledge of corporate affairs and an ability to work well with others, and should also satisfy at least one of the following criteria: • demonstrated management ability at senior levels in successful organizations; • current or recent employment in positions of significant responsibility and decision making; • expertise in leading rapidly growing multi‐national organizations; or • current and prior experience related to anticipated board and committee responsibilities in other areas of importance to our Company. The Nominating and Governance Committee receives suggestions for new directors from a number of sources, including independent Board members and our Chairman and Chief Executive Officer. The Committee may also, at its discretion, employ a third‐party search firm to assist in screening and identifying candidates for director. The Nominating and Governance Committee will also consider recommendations for Board membership submitted by our stockholders and other independent sources and considers director nominees for election so submitted if the submission is made in accordance with the advance notice provisions of our By‐Laws. The qualifications of candidates recommended by stockholders will be reviewed and considered by the Nominating and Governance Committee with the same degree of care and consideration as candidates for nomination to the Board submitted by independent Board members and our Chairman and Chief Executive Officer. Based on engagement with stockholders and benchmarking of corporate governance best practices, the Board amended our By‐Laws to add proxy access. Our proxy access By‐Law provision permits a stockholder, or group of up to 20 stockholders, meeting certain ownership and other requirements to include a nominee for director election in the Company’s Annual Proxy Statement. The Board believes that the inclusion of proxy access in our By‐Laws enhances stockholder rights and provides increased accountability of the Company and our Board to our stockholders. The full Board is responsible for final approval of new director candidates, as well as the nomination of existing directors for re‐election. With respect to existing directors, prior to making its recommendation to the full Board, 26 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ea | Sequence: 2 CHKSUM Content: 21798 Layout: 38269 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 the Nominating and Governance Committee, in consultation with the Chairman of the Board, reviews each director’s continuation on the Board as a regular part of the annual nominating process. Under the advance notice provisions of our By‐Laws, director nominations and proposals by our stockholders to bring any other business before the 2023 Annual Meeting of Stockholders must be received by our Corporate Secretary at our principal executive offices on or before November 23, 2022. Under the proxy access by‐law provisions of our By‐Laws, director nominations submitted for inclusion in our 2023 Annual Proxy Statement must be received no earlier than October 24, 2022 and no later than November 23, 2022. Director nominations by our stockholders must also satisfy the other procedures and requirements set forth in the advance notice and proxy access provisions of our By‐Laws, as appropriate. In addition to satisfying the foregoing requirements under our By Laws, to comply with the universal proxy rules (effective for annual meetings after August 31, 2022), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a‐19 under the Exchange Act no later than March 6, 2023. Should you wish to submit a director recommendation or nomination, please have it addressed to our Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752. Board Refreshment The Board has not established any term or age limits to an individual’s membership on the Board. While these limits could help ensure that there are fresh ideas and viewpoints available to the Board, they have the disadvantage of causing the Company to lose the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. The Nominating and Governance Committee, as part of its annual assessment of the composition of the Board, reviews each director’s continued service on the Board. The Company believes that, through regular evaluation of performance and the Company’s needs, the Company will continue to achieve the appropriate balance between Boston Scientific experience and fresh ideas and perspectives. 3 Nominees 1 Nominees 5 Nominees 3 Nominees 4 Nominees 2 Nominees S&P* Average: 63. Age average age of nominees <60 years 60 − 64 years 65 − 70 years Tenure 1 S&P* Average: 7.7 *per 2021 Spencer Stuart Board Index Average of independent director nominees only *per 2021 Spencer Stuart Board Index Average of independent director nominees only 64.2 years average tenure of nominees 0 − 5 years 6-10 years 10+ years 7.3 years 27 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ea | Sequence: 3 CHKSUM Content: 35494 Layout: 59161 Graphics: 36298 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Refreshment_P.eps V1.5

Chief Executive Officer Succession Pursuant to our Corporate Governance Guidelines, the Nominating and Governance Committee reports to the full Board periodically on succession planning for our Chief Executive Officer (and other executive officers, as appropriate). Our Chief Executive Officer discusses with the Board and the Nominating and Governance Committee, at least once per year, his recommendations and evaluations of potential successors to his position, including in the event of an unexpected emergency, and reviews development plans, if any, recommended for such individuals who are current employees of the Company. Additionally, the Nominating and Governance Committee conducts an annual review of the CEO Succession Plan framework, which outlines certain high‐level planning, notification and other actions, and is designed to minimize disruption in the event of a temporary or permanent absence of the Chief Executive Officer. Board Leadership Structure Our Board believes that it is important that it retain flexibility to make the determination as to whether the interests of the Company and our stockholders are best served by having the same individual serve as both Chief Executive Officer and Chairman of the Board, or whether the roles should be separated based on the circumstances at any given time. Under our Corporate Governance Guidelines, the Board will appoint a Lead Independent Director when the Chief Executive Officer and Chairman of the Board roles are combined, or if the Chairman is not otherwise independent. Pursuant to our Corporate Governance Guidelines, the Lead Independent Director is appointed annually, though is generally expected to serve for a renewable term of three years, subject to the Lead Independent Director’s annual re‐election to the Board. The Lead Independent Director will preside over meetings of our non‐management directors, serve as liaison between our Chairman and the independent directors, work with the Chairman to establish agendas for Board and committee meetings, raise issues with management on behalf of the independent directors, consult with committee leadership, and carry out other duties as requested by the Board. The Lead Independent Director also has the authority to call special meetings of independent or non‐management directors, as needed. Mr. Mahoney has been our President and Chief Executive Officer since November 2012 and the Chairman of our Board since May 2016. In light of the fact that the Chief Executive Officer and Chairman of the Board roles have been combined since May 2016, the Board appointed Mr. Ludwig at that time to serve as Lead Independent Director and re‐appointed him to serve in that role for additional three‐year terms in February 2019 and February 2022. Mr. Ludwig’s qualifications to serve as our Lead Independent Director include his strong leadership experience as the former Chief Executive Officer and Chairman of the Board of Becton, Dickinson and Company, his current service on the Board of CVS Health Corporation and the Chair of that board’s Audit Committee, and as lead director on the Board of Aetna, Inc. prior to its acquisition by CVS Health Corporation. Our Board believes that this leadership structure, coupled with a commitment to Board independence, provides effective, independent oversight of management, while fostering a constructive and cooperative relationship between the Board and management and allowing both the Board and management to benefit from Mr. Mahoney’s day‐to‐day familiarity with our business operations. Board Evaluations Our Board of Directors conducts annual self‐evaluations, overseen by the Nominating and Governance Committee in accordance with the committee’s charter. The committee has engaged a third‐party consultant to facilitate the self‐evaluations through a mix of in‐person and telephonic interviews. At the conclusion of the process, the facilitator provides written reports to the Board and reviews results with Board leadership. 28 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ea | Sequence: 4 CHKSUM Content: 46913 Layout: 38269 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Risk Oversight Our Board oversees an enterprise‐wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long‐term organizational performance and to enhance stockholder value. A fundamental part of risk oversight is to understand the individual risks our Company faces, the steps management is taking to mitigate those risks, including the framework used by management for the coordinated oversight, control and continuous improvement of processes used to manage risk, and to assess management’s appetite for risk. It is management’s responsibility to manage risk and bring material risks facing our Company to the Board’s attention. Our Board receives regular reports from management on matters relating to strategic and operational initiatives, business continuity, cybersecurity, financial performance and legal developments, which are each integrated with enterprise‐risk exposures. The involvement of the full Board in approving our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy. The full Board also receives regular updates from the Chief Information Security Officer and the Chief Information and Digital Officer on, among other things, the Company’s cyber risks and threats, assessments of the Company’s security program and the evolving threat landscape. While the Board has the ultimate responsibility for risk oversight, each committee of the Board also oversees risk to the extent that it relates to the committee’s responsibilities, as outlined below. Each committee makes reports in its respective area of responsibility to the Board at the next regularly scheduled Board meeting immediately following the committee meeting. • The Audit Committee focuses on financial risk, including internal controls, legal and regulatory risks, as well as compliance risks of a financial nature, including those related to federal healthcare programs and healthcare providers, and receives an annual risk assessment report from our internal auditors. Along with the Risk Committee, it also assists the Board in fulfilling its oversight responsibility with respect to compliance risks of a non‐financial nature, including those related to federal healthcare programs and healthcare providers, and regulatory, quality and product safety issues that affect us. • The Risk Committee focuses on the enterprise‐wide approach to risk management, regulatory compliance, the quality and safety of our products and our insurance program. The Risk Committee has primary oversight responsibility for areas of quality and non‐financial compliance issues, while the Audit Committee has general oversight of our financial compliance, including financial reporting, internal controls and financial risk exposure resulting from legal and regulatory compliance matters. The Risk Committee reviews, at least annually, the significant non‐financial risks facing the Company and coordinates and consults with the Audit Committee for the purpose of sharing information pertinent to the Audit Committee’s consideration and oversight of our risk and risk management programs and policies. • The Executive Compensation and Human Resources Committee evaluates and sets compensation programs that encourage decision‐making predicated upon a level of risk consistent with our business strategy. The Executive Compensation and Human Resources Committee reviews, at least annually, our compensation programs and policies to determine if the provisions and operations of our programs create undesired or unintentional risk of a material nature. The Executive Compensation and Human Resources Committee also reviews compensation and benefit plans affecting employees in addition to those applicable to executive officers. In addition, the Executive Compensation and Human Resources Committee oversee workforce‐related risks, including diversity, equity and inclusion. • The Nominating and Governance Committee oversees governance and succession risk, including Board and Chief Executive Officer succession, and evaluates director skills and qualifications to ensure the appropriate appointment of particular directors to our standing committees based upon the needs of that committee. The Nominating and Governance Committee is also responsible for oversight of social and environmental risks, including Board diversity and progress toward sustainability goals. 29 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ea | Sequence: 5 CHKSUM Content: 55625 Layout: 32633 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Given the Board’s role in risk oversight, it believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to our operations. Although there are different leadership structures that could allow our Board to oversee risk management effectively, and while our Board believes our current leadership structure will enable it to manage such risks effectively, it was one factor among many considered by our Board in selecting this leadership structure over other potential alternatives. For a discussion of the reasons why our Board has determined that its leadership structure is appropriate, please see the “Board Leadership Structure” above. Communications with the Board Stockholders and other interested parties who wish to communicate directly with any member of our Board, the Board as a group, or our non‐management directors as a group, may do so by writing to the Board of Directors or Non‐Management Directors, Boston Scientific Corporation, c/o General Counsel, 300 Boston Scientific Way, Marlborough, Massachusetts 01752 or by contacting the Board via email at BSCboardofdirectors@bsci.com or non‐management directors at non‐managementdirectors@bsci.com. The Board has authorized the office of our General Counsel to review and organize, but not screen, communications from stockholders and other interested parties and deliver them to the Board or non‐management directors, as applicable. We do screen commercial solicitations for appropriateness. The Company is committed to stockholder engagement. In addition to the communication process detailed above, stockholders also have the opportunity to speak at our Annual Meeting of Stockholders, participate in the annual “say‐on‐pay” advisory vote and communicate with our active Investor Relations department, among other avenues for engagement. The Board seriously considers the views of stockholders in its decision‐making process. For example, based on engagement with our stockholders and benchmarking of corporate governance best practices, the Board determined that it was in the best interest of the Company and our stockholders to: • amend the Company’s Corporate Governance Guidelines to require that women and racially/ethnically diverse candidates be included among the initial slate of candidates presented for consideration in external searches for a Chief Executive Officer and new Board members; • approve amendments to the By‐Laws to allow for proxy access, a process by which stockholders meeting certain requirements can nominate directors for election using the Company’s proxy materials; and • recommend that stockholders approve amendments to the Company’s By‐Laws implementing a majority voting standard in uncontested director elections. The Board values the input of the stockholders who engaged with us on these important matters, and believes that the changes enhance stockholder rights, provide increased accountability of the Company and our Board to our stockholders, and give us an opportunity to further demonstrate our values and commitment to advancing diversity, equity and inclusion. Board and Committee Service Limitation Without the approval of the Nominating and Governance Committee, no director may sit on more than four public company boards (including our Board) and our Chief Executive Officer may not sit on more than two public company boards (including our Board). No director may serve simultaneously on the audit committees of more than three public companies (including the Company), unless the Board of Directors has determined that such service would not impair the ability of the member to effectively serve on the Company’s Audit Committee, such determination to be disclosed in accordance with applicable NYSE and SEC rules. All of our Board members have 30 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ea | Sequence: 6 CHKSUM Content: 56164 Layout: 40890 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 complied with these limitations or procedures. In accordance with such procedures, the Nominating and Governance Committee and/or Board, as required, has reviewed and approved the following service of our directors: • At the May 2017 Board meeting, the Board made a determination that the then‐proposed service of Mr. Dockendorff on the audit committee of a fourth public company (including the Company) would not impair his ability to effectively serve on the Company’s Audit Committee. The Board has reviewed this service on an annual basis thereafter and determined that it does not impair Mr. Dockendorff’s ability to serve on the Company’s Audit Committee. • At a Special Meeting in December 2019, the Nominating and Governance Committee reviewed and made a determination that the then‐proposed service of Mr. Fujimori on the board of a fifth public company (including the Company) would not impair his ability to effectively serve on the Company’s Board. In June of 2021, Mr. Fujimori ceased service on one of the public company boards on which he served and now serves on the boards of four public companies, including the Company’s Board. Related Party Transactions Our Board has adopted a written related party transaction policy to monitor transactions, arrangements or relationships in which the Company and any of the following have an interest: (i) any person who is or was (since the beginning of 2021, even if they do not presently serve in that role) an executive officer, director or director nominee; (ii) any person or entity who holds more than a 5% beneficial ownership of our common stock; (iii) any immediate family member of any of the foregoing; or (iv) any entity in which any of the foregoing persons is employed or is a general partner or principal or acts in any similar position in which such person or persons collectively have a 10% or greater beneficial ownership interest. The policy covers any related party transaction that meets the minimum threshold for disclosure under relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). Related party transaction oversight is the responsibility of our Nominating and Governance Committee. Our General Counsel is responsible for identifying any potential related party transactions and, if he determines that an existing or proposed transaction constitutes a related party transaction under the policy, he will provide relevant details and an analysis of the related party transaction to the Nominating and Governance Committee. The General Counsel provides an annual summary to the Nominating and Governance Committee of all transactions or relationships that he considered under this policy, including those that he determined do not constitute a related party transaction. If the General Counsel has an interest in a potential related party transaction, he will provide all relevant information to the Chairperson of the Nominating and Governance Committee, who will provide the information to the other members of such Committee. The Nominating and Governance Committee reviews relevant information concerning any existing or proposed transaction contemplated by the Company with an entity that is the subject of a disclosed relationship, and approves or rejects the transaction, with or without conditions or additional protections for the Company. Our related party transactions policy can be found in our Corporate Governance Guidelines available under “Governance Overview” in the “Investor Relations” section of our website at www.bostonscientific.com. 31 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ea | Sequence: 7 CHKSUM Content: 62962 Layout: 54384 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Each of the following related party transactions was reviewed, approved and ratified by the Company’s Nominating and Governance Committee at its February 22, 2022 meeting: • Joseph Barrett Fitzgerald, the son of our Executive Vice President and President, Cardiology, Joseph Fitzgerald, is employed by the Company as a Watchman Territory Manager in our Cardiology business. During 2021, his total compensation, including base salary and commission, was $273,000. His base compensation was commensurate with that of other employees in similar positions within the Company. A significant portion of Mr. Fitzgerald’s 2021 compensation was composed of commissions earned under the Company’s sales compensation plans. Mr. Fitzgerald’s commission payments were commensurate with those of employees achieving similar sales totals. • Kayla Mackey, the daughter of our Executive Vice President, Operations, Ed Mackey, is employed by the Company as a Manager, Regulatory Affairs in our Endoscopy business. During 2021, her total compensation, including base salary, 2020 bonus paid in 2021, and equity awards was approximately $139,000. Her compensation was commensurate with that of other employees in similar positions within the Company. Code of Conduct We maintain a Code of Conduct, which has been approved by our Board, to ensure that our directors, employees and officers, including our Chief Executive Officer and Chief Financial Officer, understand the basic principles that govern our corporate conduct. The Code of Conduct is available under “Governance Overview” in the “Investor Relations” section of our website at www.bostonscientific.com. A stockholder may request a copy of the Code of Conduct by contacting our Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752. Any waivers or substantive amendments of the Code of Conduct will be disclosed on our website at www.bostonscientific.com. Sustainability Sustainability is a key focus of our business. We endeavor to reduce our environmental footprint on a global basis, engage with and support the communities where we operate, conduct our operations in a responsible and ethical manner, advance the growth and capabilities or our employees and develop innovative products that improve health care worldwide. By proactively addressing energy consumption, carbon output, waste management, and water use, we are making measurable progress toward shaping a better future for our planet, which directly impacts the wellbeing of our patients, customers, employees, communities, and investors. Using our Global Energy Management System, we implement our C3 strategy — Cut, Convert, Compensate — to cut energy use, convert to renewable sources instead of fossil fuels, and compensate with carbon offset projects as needed. This strategy helps us make progress towards our goals including using 100% renewable electricity by 2024, 90% renewable energy (all sources) by 2027, and achieving carbon neutrality in manufacturing and key distribution sites for all products by 2030. In recognition of our progress toward these goals and our other social and environmental policies, we were selected for inclusion in the 2021 Dow Jones Sustainability Index North America, composed of sustainability leaders identified by S&P based on performance across long‐term environmental, social and governance and economic criteria. In furtherance of our commitment to sustainability, a human capital scorecard, designed to incentivize Company‐ wide progress toward diversity, equity, and inclusion (DE&I), engagement and retention, and environmental goals, was added to our 2021 Annual Bonus Plan. The human capital scorecard allows management and the Executive Compensation and Human Resources Committee to consider progress toward these goals as a factor in making total bonus pool funding decisions. For more information, please see our sustainability report available at www.bostonscientific.com/performancereport. This report and other information on our website are not incorporated by reference into and do not form any part of this Proxy Statement. 32 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ea | Sequence: 8 CHKSUM Content: 32913 Layout: 38269 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Board Meetings and Director Attendance The Board met eight times in 2021. In 2021, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors (held during the period for which he or she has been a director) and (2) the total number of meetings of all committees of our Board of Directors on which the director served (during the periods that he or she served). Directors are expected to prepare for and use reasonable efforts to participate in all Board meetings and meetings of the committees on which they serve. The Board and each committee will meet as frequently as necessary to properly discharge their responsibilities, provided that the full Board will meet at least four times per year. In addition, directors are expected to use reasonable efforts to attend the Annual Meeting of Stockholders. At our 2021 Annual Meeting of Stockholders, all of our then‐serving directors were in attendance. Executive Sessions Directors who qualify as independent directors within the meaning of the NYSE Corporate Governance Standards meet in executive sessions without management at every regularly scheduled Board meeting and at such other times as they deem appropriate. In 2021, our independent directors met in executive session without non‐ independent directors five times. The Chairman of the Board, if independent, or the Lead Independent Director, if the Chairman of the Board is not independent, will preside at executive sessions of independent directors. In his absence, the Chair of the Nominating and Governance Committee presides at these executive sessions, and, in his absence, the Chair of the Audit Committee presides. Committees of the Board of Directors Our Board currently has standing Audit, Executive Compensation and Human Resources, Nominating and Governance, and Risk Committees. All of the members of the Audit Committee, Executive Compensation and Human Resources Committee, and Nominating and Governance Committee meet the applicable independence requirements of the NYSE and the SEC. Our Board also establishes special committees from time to time to address specific issues or discrete matters as the need arises. Each of our standing committees is governed by a written charter, which is subject to annual review by each respective committee and approval by the Board. Committee charters are available under “Governance Overview” in the “Investor Relations” section of our website at www.bostonscientific.com. 33 MEETINGS AND BOARD COMMITTEES Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.fa | Sequence: 1 CHKSUM Content: 40316 Layout: 52399 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Board Committee Membership As of March 1, 2022, our committee membership was as follows: Audit Committee Members: Number of Meetings in Fiscal 2021: 10 Charles J. Dockendorff (Chair) David J. Roux John E. Sununu David S. Wichmann Ellen M. Zane Each member meets the independence requirements of the NYSE and the SEC. The Board has also determined that each of Messrs. Dockendorff, Sununu and Wichmann and Ms. Zane is an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC. Functions: As outlined in its written charter, the primary purpose of the Audit Committee is to provide oversight of our accounting and financial reporting processes and audits of our financial statements, as well as of our global compliance program, including matters related to compliance with financial, legal and regulatory requirements. The Audit Committee has responsibility to, among other things: • provide assistance to our Board in the areas of corporate accounting, internal control, independent audit and reporting practices; • maintain, by way of regularly scheduled meetings, a direct line of communication among our directors, management, our internal auditors and our independent registered public accounting firm; • appoint our independent registered public accounting firm, evaluate its qualifications, independence and performance, and review its reports and other services, and has the right to terminate our independent registered public accounting firm; = Chair M = Member Committee Connors Dockendorff Fujimori Ja mes Ludwig Mah on ey Ro ux Sununu Wichmann Zane Audit MMMM Executive Compensation and Human Resources MMM Nominating and Governance MM M Risk MM M C C C C C 34 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.fa | Sequence: 2 CHKSUM Content: 39708 Layout: 26144 Graphics: 24045 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Audit_Comm_Icon.eps, 3423-2_Committee_T.eps V1.5

• pre‐approve audit, audit‐related and non‐audit services performed for us by our independent registered public accounting firm; and • assist the Board in its oversight of financial, legal and regulatory compliance, including financial reporting, internal controls and financial risk exposure to the Company resulting from legal and regulatory compliance matters, and all other areas of compliance. The Audit Committee Report can be found on page [103] of this Proxy Statement. Executive Compensation and Human Resources Committee (Compensation Committee) Members: Number of Meetings in Fiscal 2021: 5 Donna A. James (Chair) Nelda J. Connors Edward J. Ludwig Yoshiaki Fujimori The Compensation Committee is, and was during 2021, composed exclusively of “independent directors,” as defined by the NYSE, including under the heightened independence standards applicable to compensation committee members and “non‐employee directors” within the meaning of Rule 16b‐3 promulgated under the Securities Exchange Act of 1934, as amended (Exchange Act). Functions: As outlined in its written charter, the Compensation Committee has the responsibility to, among other things: • review recommendations and determine the corporate goals and objectives relative to the Chief Executive Officer’s compensation and evaluate the Chief Executive Officer’s performance against those goals and objectives; • determine and approve our Chief Executive Officer’s compensation; • review, oversee and determine (or make recommendations to the Board regarding) the total compensation package for our other executive officers; • review and approve all new employment, consulting, retirement, severance and change in control agreements, indemnification agreements and other arrangements proposed for our executive officers, except for employment agreements with the Chief Executive Officer or Chief Financial Officer, with respect to which it shall review and make recommendations to the Board, and periodically review and evaluate these arrangements for continuing appropriateness; • review and make recommendations to the Board regarding the compensation of our non‐employee directors; • adopt and periodically review a comprehensive statement of executive compensation philosophy, strategy and principles; • review and discuss with management how the Company’s compensation policies and programs for all of its employees may create incentives that can affect risk and the management of that risk, as well as whether the Company’s compensation programs are appropriately aligned with the Company’s risk management; and • exercise oversight responsibility for human capital management matters, such as compensation, engagement, talent recruitment and development, and company culture. 35 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.fa | Sequence: 3 CHKSUM Content: 10 Layout: 32788 Graphics: 1150 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Audit_Comm_Icon.eps V1.5

The Compensation Committee may delegate its authority and duties to subcommittees or individual members of the Compensation Committee, as it deems appropriate in accordance with applicable laws and regulations. The Compensation Committee has delegated authority to our Chief Executive Officer to make equity grants to new hires and retention awards to existing employees who are not executive officers within predetermined guidelines. These grants are reviewed with the Compensation Committee at its next regularly scheduled meeting. The Compensation Committee may also delegate to the Executive Vice President, Human Resources, authority to make amendments to the Company’s benefit plans and Global Employee Stock Ownership Plan that she determines to be necessary to maintain compliance with applicable law and to make other technical amendments that do not materially increase the cost of the plans to the Company. Pursuant to its charter, the Compensation Committee has sole authority to retain or obtain advice from any compensation consultant, legal counsel or other advisor, as the Compensation Committee deems appropriate to assist the Committee in the performance of its duties, including the sole authority to approve the compensation and other terms and conditions of retention. Prior to any such retention, and on an annual basis, the Compensation Committee considers any factors relevant to such consultant’s, legal counsel’s or advisor’s independence from management, including the factors specified in the NYSE Corporate Governance Standards or other listing rules, to evaluate whether the services to be performed will raise any conflict of interest or compromise the independence of such consultant, legal counsel or advisor. Semler Brossy Consulting Group, LLC (Semler Brossy) served as the Compensation Committee’s independent compensation consultant in 2021. During 2021, the Compensation Committee instructed Semler Brossy to provide the following compensation services: • review and recommend the peer group of companies used in evaluating executive and director compensation; • provide information and commentary on executive and director compensation market trends; • collect and analyze market pay data on director and executive compensation; • review and provide commentary and recommendations on our executive and director compensation arrangements in comparison to market; and • review and provide commentary on our proxy disclosures and management proposals concerning executive pay. For additional information regarding the services provided by Semler Brossy, please see the Compensation Discussion & Analysis section. In 2021, Semler Brossy and its affiliates did not provide additional services to the Company other than at the request of the Compensation Committee. After review and consultation with Semler Brossy, the Compensation Committee determined that Semler Brossy is independent, and there is no conflict of interest resulting from retaining Semler Brossy currently or during 2021. In reaching these conclusions, the Compensation Committee considered the factors set forth in the SEC rules and the NYSE listing standards. In accordance with its annual review of its compensation consultant engagement, the Compensation Committee will evaluate the engagement of Semler Brossy in May 2022. The Compensation Committee Report can be found on page [76] of this Proxy Statement. 36 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.fa | Sequence: 4 CHKSUM Content: 52807 Layout: 60585 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Nominating and Governance Committee Members: Number of Meetings in Fiscal 2021: 4 David J. Roux (Chair) Donna A. James Edward J. Ludwig Ellen M. Zane Each member is a non‐employee director and meets the independence requirements of the NYSE. Functions: As outlined in its written charter, the Nominating and Governance Committee has responsibility to, among other things: • recommend nominees for election and re‐election to the Board; • ensure that Board nominees are qualified and consistent with our needs; • monitor significant developments in the law and practice of corporate governance for directors of public companies; • recommend Board committee assignments; • review and recommend Board policies and procedures; • review political contributions made by the Company; • monitor compliance with our stock ownership guidelines and with our related party transactions and board service policies; • oversee the Board and each committee of the Board in their annual performance self‐evaluations; • recommend to the Board candidates for Chair and Chief Executive Officer; • review and assess a succession plan for the Chief Executive Officer; and • monitor developments and oversee the Company’s practices and policies related to environmental and social issues, and other matters impacting the Company’s standing as a responsible corporate citizen. The Nominating and Governance Committee is also responsible for reviewing with the Board, on an annual basis, the current size, structure and composition of the Board as a whole, and whether the Company is being well served by the current directors taking into account the following: the directors’ degree of independence; business background, including any areas of particular expertise, such as accounting or related financial management expertise, marketing or technology; record of service (for incumbent directors), including attendance record; meeting preparation; overall contribution to the Board; employment status; gender; ethnicity; years of experience; availability for service to us; and our anticipated needs. For information on the nomination process conducted by the Nominating and Governance Committee and our policies regarding stockholder nominations of directors, please see the Corporate Governance section titled “Director Nomination Process.” 37 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.fa | Sequence: 5 CHKSUM Content: 35637 Layout: 60323 Graphics: 1150 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Audit_Comm_Icon.eps V1.5

Risk Committee Members: Number of Meetings in Fiscal 2021: 4 John E. Sununu (Chair) Nelda J. Connors Charles J. Dockendorff David S. Wichmann Functions: As outlined in its written charter, the Risk Committee is charged with providing Board oversight of matters relating to (i) the enterprise‐wide approach to risk management, (ii) regulatory compliance, (iii) the quality and safety of our products, and (iv) our insurance program. The Risk Committee has responsibility to, among other things: • review our guidelines, processes and policies to monitor, assess, evaluate and manage risk; • review regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments, which are each integrated with enterprise‐risk exposures; • review, at least annually, the significant non‐financial compliance matters, including significant legal or regulatory compliance risks; • review the adequacy and effectiveness of our strategies and practices with respect to (i) compliance with laws and regulations administered by applicable state, local and foreign agencies, (ii) the safety and quality of our products, and (iii) other material aspects of our quality and compliance functions; • conduct periodic review of reports regarding significant compliance matters from the senior executives in charge of our internal quality program and compliance functions, including (i) our efforts to comply with key mandates of applicable state, local and foreign agencies, and (ii) the results of quality and quality system assessments; • stay informed of major regulatory changes both domestically and internationally to ensure we are poised to meet new standards; and • review our insurance programs at least annually and make recommendations to the Board when appropriate. Compensation Committee Interlocks and Insider Participation The members of our Compensation Committee during 2021 were Ms. Connors, Ms. James, Mr. Fujimori and Mr. Ludwig. None of these Compensation Committee members is or has ever been an officer or employee of our Company. During 2021, no member of the Compensation Committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. In 2021, none of our executive officers served on the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company. 38 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.fa | Sequence: 6 CHKSUM Content: 12067 Layout: 7509 Graphics: 1150 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Audit_Comm_Icon.eps V1.5

Elements of Director Compensation The Compensation Committee evaluates the appropriate level and form of compensation for non‐employee directors at least annually and recommends changes to our Board when appropriate. Non‐employee directors receive a combination of cash and equity compensation for their service on our Board. To determine the level of compensation for 2021, the Compensation Committee relied on the consulting services of Semler Brossy, as well as publicly available data describing director compensation in our peer group companies, to establish an appropriate and competitive level of compensation. The Compensation Committee generally aims to provide a level of compensation that is competitive with the median of peer and other similar companies. The Compensation Committee also took into consideration the significant amount of time and dedication required by our directors to fulfill their duties on our Board and Board committees as well as the need to continue to attract highly qualified candidates to serve on our Board. Our director compensation is as follows. Non-Employee Directors For their service for the annual term beginning on the date of the 2021 annual meeting of stockholders, the non‐ employee director compensation program is described below and in the following sections: • an annual cash retainer of $115,000; • an annual grant of equity with a value of $205,000; • an annual cash fee of $20,000 for the chair of each of our Board committees, other than the chair of our Audit Committee; • an annual cash fee of $25,000 for the chair of our Audit Committee; and • an annual cash fee of $40,000 to our Lead Independent Director. For their service for the annual term beginning on the date of the 2020 Annual Meeting of Stockholders, our non‐ employee directors received the compensation set forth above, except with respect to the annual grant of equity, which for that term was $185,000. The increase in value of the annual equity grant was based primarily on a competitive assessment of non‐employee director pay. The annual equity grants are made on the date of each annual meeting of stockholders. If a non‐employee director is appointed to the Board on a date other than the annual meeting of stockholders, an equity grant in an amount equal to the then‐current non‐employee director annual award, prorated for the period from the effective date of the appointment to the next annual meeting of stockholders, is made on the first trading day of the month following the month in which the new director was appointed to the Board. Such awards made to new non‐ employee directors become free from restriction upon the expiration of the new director’s current term of office on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continuation of service during such term. Additionally, if a non‐employee director is appointed to the Board on a date other than the annual meeting of stockholders, the annual cash retainer for such director will be prorated for the time period from the effective date of the appointment to the next annual meeting of stockholders. 2021 Compensation 39 DIRECTOR COMPENSATION Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.fa | Sequence: 7 CHKSUM Content: 2758 Layout: 43683 Graphics: 17199 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Direct_Icon.eps V1.5

Each non‐employee director receives the annual cash retainer and fees on a quarterly basis. For 2021, each non‐ employee director could elect to receive all or a portion of his or her cash compensation as one or both of two equity alternatives, each to vest on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continuation of service during such term: (i) restricted stock valued based on the closing price of our common stock on the date of grant; and (ii) deferred stock units, valued based on the closing price of our common stock on the date of grant (with shares of our common stock to be issued only after a director’s separation from Board service in accordance with the Boston Scientific Non‐Employee Director Deferred Compensation Plan, as amended and restated, effective January 1, 2014 (the 2014 Non‐Employee Director Deferred Compensation Plan)). Each non‐employee director could also choose to defer receipt of all or a portion of his or her annual cash compensation under the 2014 Non‐Employee Director Deferred Compensation Plan, as described further below. The annual equity grants are made on the date of each annual meeting of stockholders and are subject to the terms and conditions of our Amended and Restated 2011 Long‐Term Incentive Plan (2011 LTIP). In 2021, each non‐employee director could elect to receive his or her annual equity award as one or both of the following two equity compensation alternatives, each to vest on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continuation of service during such term: (i) restricted stock valued based on the closing price of our common stock on the date of grant; and (ii) deferred stock units valued based on the closing price of our common stock on the date of grant (with shares of our common stock to be issued only after a director’s separation from Board service in accordance with the 2014 Non‐Employee Director Deferred Compensation Plan). At the 2020 Annual Meeting of Stockholders, our stockholders voted to approve an amendment and restatement of the 2011 LTIP, which, among other changes, provided that a reasonable annual limit would be imposed on the cash and equity compensation that may be granted or paid to any non‐employee director during a calendar year so that the accounting value of equity awards, when aggregated with cash compensation, granted to a non‐ employee director in any calendar year does not exceed $600,000. Employee Directors Directors who are also employees of the Company receive no compensation for serving on the Board or committees. Other Payments and Benefits We pay for, or reimburse our directors for, transportation, hotel, meals and other incidental expenses incurred in connection with their performance of services for us, including attending Board and committee meetings and participating in director education programs. Our corporate aircraft is made available to our directors for travel to and from our Board meetings, as well as for certain other Company business travel. We also extend directors’ and officers’ indemnity insurance coverage to each of our directors. Cash Compensation Equity Compensation Amendment and Restatement of 2011 LTIP 40 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.fa | Sequence: 8 CHKSUM Content: 21411 Layout: 2446 Graphics: 12273 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps, 3423-2_Direct_Icon.eps V1.5

Non-Employee Director Deferred Compensation Plan Each non‐employee director may, by written election, defer receipt of all or a portion of the annual cash retainer, annual cash committee chair fees and equity compensation under our 2014 Non‐Employee Director Deferred Compensation Plan. Eligible directors may elect to defer payment of all or a portion of cash and equity compensation, in increments of 25%, as deferred stock units, to be released upon a director’s separation from Board service. Director Stock Ownership Guidelines We believe the stock ownership requirements for our non‐employee directors align the interests of our directors with the long‐term interests of our stockholders. Our director stock ownership guidelines provide that each non‐ employee director should own shares with a value equal to at least five times the director annual cash retainer within five years of joining the Board. For purposes of satisfying this obligation, stock units and stock or stock unit deferrals under a Company deferred compensation plan may be included in the aggregate number of shares held by a director. All of our non‐employee directors currently meet our director stock ownership guidelines. The Nominating and Governance Committee monitors compliance with these guidelines on an annual basis. For information regarding the stock ownership guidelines applicable to our Chairman and Chief Executive Officer, please see the Compensation Discussion & Analysis section titled “Executive Stock Ownership Guidelines.” Director Compensation Table The table below summarizes the compensation paid or earned by our non‐employee directors for the year ended December 31, 2021. Change in Pension Value and Fees Non-Qualified Earned or Deferred Paid in Stock Compensation All Other Cash Awards Earnings Compensation Total Name(1) ($)(2)(3) ($)(2)(4)(5) ($)(6) ($) ($) Nelda J. Connors 115,000 205,000 5,418 — 325,418 Charles J. Dockendorff 140,000 205,000 — — 345,000 Yoshiaki Fujimori 115,000 205,000 — — 320,000 Donna A. James 135,000 205,000 — — 340,000 Edward J. Ludwig 155,000 205,000 — — 360,000 Stephen P. MacMillan(7) 39,492 — — — 39,492 David J. Roux 135,000 205,000 — — 340,000 John E. Sununu 135,000 205,000 — — 340,000 David S. Wichmann(8) 60,490 177,489 — — 237,979 Ellen M. Zane 115,000 205,000 — — 320,000 (1) Mr. Mahoney, the Chairman of our Board, President and Chief Executive Officer, is not included in this table because Mr. Mahoney did not receive any compensation for his services as a director in 2021. His compensation as an executive of the Company is discussed in the Compensation Discussion & Analysis and Executive Compensation sections. (2) The “Stock Awards” column and, to the extent a director received equity in lieu of cash compensation, the “Fees Earned or Paid in Cash” column, present grant date fair value (and the notes below present the individual grant date fair values) of each director’s equity award computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock 41 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.fa | Sequence: 9 CHKSUM Content: 61035 Layout: 49525 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

Compensation. For a description of the assumptions used for purposes of determining grant date fair value, please see NoteL—Stock Ownership Plans to our consolidated financial statements included in Item 8 — Financial Statements and Supplementary Data of our Annual Report on Form 10‐K for the year ended December 31, 2021. (3) Ms. Connors elected to receive 50% of her cash retainer earned in 2021 as equity in the form of restricted stock. Mr. Dockendorff elected to receive 75% of his cash retainer and fees earned in 2021 as equity in the form of restricted stock. Mr. Wichmann elected to receive all of his cash retainer earned in 2021 as equity in the form of deferred stock units. The following table reports the equity granted to Ms. Connors, Mr. Dockendorff and Mr. Wichmann in lieu of cash for the one‐year term beginning after the 2021 Annual Meeting of Stockholders, and, in the case of Mr. Wichmann, for the portion of such term following the date of his appointment to the Board. Number of Grant Date Name Equity Award Grant Date Units(#) Fair Value($) Vesting Date Nelda J. Connors Restricted Stock May 6, 2021 1,335 57,500 May 5, 2022 Charles J. Dockendorff Restricted Stock May 6, 2021 2,439 105,100 May 5, 2022 David S. Wichmann Deferred Stock Units July 1, 2021 2,296 99,600 May 5, 2022 (4) Each non‐employee director elected at our 2021 Annual Meeting of Stockholders was granted an equity award with a value of $205,000. For each director that elected to receive restricted stock, the restricted stock vests on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continued service during such term. For each director that elected to receive deferred stock units, the deferred stock units vest on the date of the annual meeting of stockholders immediately following the date of grant, subject to continued service during such term, and vested shares of stock will be issued to the director upon his or her separation from Board service in accordance with the 2014 Non‐Employee Director Deferred Compensation Plan. The award to Mr. Wichmann represents the annual equity award for the 2021 term prorated for the period from the effective date of his appointment to the date of the 2022 Annual Meeting of Stockholders. The annual equity awards to our directors during 2021 are shown below: Number of Shares/ Grant Date Name Equity Award Grant Date Units(#) Fair Value($) Vesting Date Nelda J. Connors Restricted Stock May 6, 2021 4,763 205,000 May 5, 2022 Charles J. Dockendorff Restricted Stock May 6, 2021 4,763 205,000 May 5, 2022 Yoshiaki Fujimori Deferred Stock Units May 6, 2021 4,763 205,000 May 5, 2022 Donna A. James Deferred Stock Units May 6, 2021 4,763 205,000 May 5, 2022 Edward J. Ludwig Deferred Stock Units May 6, 2021 4,763 205,000 May 5, 2022 David J. Roux Restricted Stock May 6, 2021 4,763 205,000 May 5, 2022 John E. Sununu Restricted Stock May 6, 2021 4,763 205,000 May 5, 2022 David S. Wichmann Deferred Stock Units July 1, 2021 4,093 177,489 May 5, 2022 Ellen M. Zane Restricted Stock May 6, 2021 4,763 205,000 May 5, 2022 The outstanding Restricted Stock, Restricted Stock Deferred and Deferred Stock Units held by the non‐employee directors at December 31, 2021 are shown below: Outstanding Deferred Outstanding Stock Units and Restricted Name Restricted Stock Stock Deferred Nelda J. Connors 6,098 77,569 Charles J. Dockendorff 7,202 — Yoshiaki Fujimori — 27,874 Donna A. James — 23,247 Edward J. Ludwig — 37,436 David J. Roux 4,763 — John E. Sununu 4,763 81,757 David S. Wichmann — 6,389 Ellen M. Zane 4,763 — For more information on the beneficial ownership of our directors, please see the section titled “Certain Beneficial Ownership Matters”. 42 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.fa | Sequence: 10 CHKSUM Content: 24398 Layout: 60585 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

(5) The outstanding, unexercised stock options at December 31, 2021, pursuant to stock option awards previously granted to non‐employee directors, all of which have vested, are shown below. Outstanding Name Stock Options Edward J. Ludwig 16,818 (6) The amounts in this column represent the “above‐market” portion of 2021 earnings under the interest crediting investment option available under the Non‐Employee Director Deferred Compensation Plan. The interest rate used under the plan each year is the Moody’s Composite Yield on Seasoned Corporate Bonds for the month of September of the preceding year. For 2021, the interest rate used under the plan was 2.80%, the Moody’s rate in September 2020. Under SEC rules, interest on non‐qualified deferred compensation is considered “above‐market” if the interest rate exceeds 120% of the federal long‐term interest rate, with compounding at the rate that corresponds most closely to the rate under the plan, at the time the interest rate or formula is set. For 2021, 120% of the applicable federal long‐term interest rate was 1.20%. (7) Mr. MacMillan did not stand for reelection to our Board at our Annual Meeting of Stockholders on May 6, 2021, when his term ended. (8) Mr. Wichmann joined our Board in June 2021, and compensation for his service during the term reflects proration from the effective date of his appointment until the date of the next annual meeting. 43 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.fa | Sequence: 11 CHKSUM Content: 23774 Layout: 1190 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

Our Executive Officers As of March 11, 2022, our executive officers were: Name Age Title Michael F. Mahoney 57 Chairman of the Board, President and Chief Executive Officer Daniel J. Brennan 56 Executive Vice President and Chief Financial Officer Vance R. Brown 52 Senior Vice President, General Counsel, Corporate Secretary Arthur C. Butcher 51 Executive Vice President and President, Asia Pacific Wendy Carruthers 53 Executive Vice President, Human Resources Jodi Euerle Eddy 49 Senior Vice President and Chief Information and Digital Officer Joseph M. Fitzgerald 58 Executive Vice President and President, Cardiology Edward F. Mackey 59 Executive Vice President, Global Operations Professor Ian T. Meredith AM 65 Executive Vice President and Global Chief Medical Officer Jeffrey B. Mirviss 56 Executive Vice President and President, Peripheral Interventions Maulik Nanavaty 60 Senior Vice President and President, Neuromodulation Scott Olson 52 Senior Vice President and President, Cardiac Rhythm Management and Diagnostics David A. Pierce 58 Executive Vice President and President, MedSurg and President, Endoscopy Meghan Scanlon 49 Senior Vice President and President, Urology and Pelvic Health John Bradley Sorenson 54 Senior Vice President, Global Supply Chain Eric Thépaut 60 Executive Vice President and President, Europe, Middle East and Africa 44 EXECUTIVE OFFICERS Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ga | Sequence: 1 CHKSUM Content: 56072 Layout: 31258 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

Biographical Information About Our Executive Officers For Michael F. Mahoney, please see his biography in Proposal 1: Election of Directors. Daniel J. Brennan is our executive vice president and chief financial officer, a position he has held since January 2014. In this role, he is responsible for several company functions, including global controllership, global internal audit, corporate finance, treasury, corporate tax, investor relations, and corporate business development. Prior to that, he was the Company’s senior vice president and corporate controller, a role he served in from January 2010 to January 2014. Since joining Boston Scientific in December 1996, Mr. Brennan has held roles with increased responsibilities, including vice president and assistant corporate controller, vice president of finance and information technology for worldwide financial and strategic planning, investor relations, international finance and Cardiovascular, group controller of the non‐vascular business and controller of the Meditech Vascular business. Mr. Brennan is also the Co‐Chair of our Global Council for Inclusion. He holds a B.S. degree in Finance and Investments and an M.B.A from Babson College. Mr. Brennan is also a certified public accountant. He is a former member of the Board of Directors of Nuance Communications and the Board of Overseers of Babson College. Vance R. Brown is our senior vice president, general counsel and corporate secretary, a position he has held since June 2021. In this role, he is responsible for providing global legal leadership across all of our businesses, regions and functions, and for overseeing the Company’s global compliance function. Prior to this role, Mr. Brown served as our vice president, chief corporate counsel and assistant secretary, a position he held from 2010 to June 2021. In that role, he was responsible for leadership and oversight over our international legal teams and various corporate legal functions, including mergers and acquisitions, venture capital, corporate governance and securities. Prior to that, Mr. Brown held a variety of Legal and Compliance roles of increasing responsibility for the Company. Also, Mr. Brown is a member of our Global Council for Inclusion. Before joining Boston Scientific, he was an attorney with Skadden, Arps, Slate, Meagher and Flom. He earned his B.A. from University of Western Ontario and his J.D. from Harvard Law School. Arthur C. Butcher is our executive vice president and president, Asia Pacific, a position he has held since February 2020. In this role, he is responsible for commercialization of our full portfolio of products across all divisions in the Asia Pacific region. Prior to his current role, Mr. Butcher served as our senior vice president and president, Endoscopy, a position he held from July 2016 until February 2020. In this role, he was responsible for developing and bringing to market less invasive devices for treating gastrointestinal and pulmonary conditions. He also served as vice president & general manager, Japan Endoscopy from August 2014 to June 2016. Mr. Butcher has held a variety of marketing and strategic planning management positions within the Endoscopy and Urology and Pelvic Health businesses, including vice president of global marketing, Endoscopy division from April 2011 to August 2014, and vice president of new business development and strategic planning, Urology & Women’s Health. Since joining Boston Scientific in 1997, Mr. Butcher has held management roles with increasing responsibility and has deep experience across divisions. Mr. Butcher currently is a member of our Global Council for Inclusion. He holds a B.A. in International Relations from the University of Pennsylvania and an M.B.A. from Columbia University. 45 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ga | Sequence: 2 CHKSUM Content: 23897 Layout: 31847 Graphics: 47154 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: arthur_butcher_fpo_4c_pht.eps, vance_rbrown_fpo_4c_pht.eps, daniel_brennan_fpo_4c_pht.eps V1.5

Wendy Carruthers is our executive vice president, human resources, a position she has held since February 2022. In this role, she is responsible for overseeing the Company’s human resources activities globally, including human resources operations and services, total rewards, talent management, diversity and inclusion and community engagement. Prior to her current role, Ms. Carruthers served as senior vice president, human resources, from December 2012 until February 2022, the head of human resources on an interim basis from August 2012 to November 2012, as well as our vice president of global talent management from January 2011 to November 2012. Ms. Carruthers has been with Boston Scientific since 2004 and has held various positions such as, vice president of human resources for our Europe, Middle East and Africa region; vice president of human resources for Europe and director of human resources for Europe. Also, Ms. Carruthers serves as a Co‐Chair of our Global Council for Inclusion. Prior to joining Boston Scientific, Ms. Carruthers was vice president of human resources, Europe for Cable & Wireless. Ms. Carruthers holds a B.A. First Class Honors Degree in Modern Languages from the University of Salford and is a Fellow of the Chartered Institute of Personnel and Development. She serves on the Board of Envista Holdings Corporation and the Boston Scientific Foundation and is a member of the Greater Boston Food Bank Emeriti Board. Jodi Euerle Eddy is our senior vice president and chief information and digital officer, a position she has held since July 2020. In her current role, Ms. Eddy is responsible for positioning the Company for success across multi‐disciplinary digital and information technology (IT) needs and overseeing the Company’s strategy for digital health, data analytics, and cyber security capabilities. Ms. Eddy leads an IT organization and expanded digital team of employees and contractors worldwide focused on continued advancement into complex, integrated digital solutions to address evolving customer and patient data needs. She served as senior vice president and chief information officer from December 2015 to July 2020. Ms. Eddy joined the Company in December of 2013 as our vice president, Information Systems. She is a member of our Global Council for Inclusion and is the executive sponsor for our HOLA employee resource group, which celebrates Hispanic heritage and provides development and leadership opportunities to its members. Prior to joining Boston Scientific, Ms. Eddy progressed through several roles of increasing leadership of information systems over 18 years at General Electric, including serving as the commercial chief information officer for the Oil and Gas business from October 2012 until December 2013; chief commercial information officer for the Measurement and Control business from October 2011 until February 2012; and chief information officer for the Engineered Systems business from October 2008 until February 2011. Ms. Eddy earned a B.S. in computer science from Southern Connecticut State University. She holds certifications in Master Black Belt Six Sigma, CISSP and CISCO CCNA. 46 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ga | Sequence: 3 CHKSUM Content: 26878 Layout: 19018 Graphics: 21485 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: jodi_euerle_fpo_4c_pht.eps, wendy_carruthers_fpo_4c_pht.eps V1.5

Joseph M. Fitzgerald is our executive vice president and president, Cardiology, a position he has held since January 2022. In this role, he is responsible for developing and bringing to market rhythm management technologies and innovative solutions that diagnose and treat coronary artery disease and structural heart disorders. He previously served as executive vice president and president, Interventional Cardiology, from July 2020 to January 2022, executive vice president and president, Rhythm Management, from February 2014 until July 2020, and senior vice president and president, Cardiac Rhythm Management from July 2011 until February 2014. Prior to that, he was senior vice president and president, Endovascular from February 2010 until July 2011 and president and general manager of Peripheral Interventions and president of Electrophysiology. Mr. Fitzgerald held a variety of management positions in our Neurovascular and Peripheral Interventions businesses. These included numerous regional and divisional sales management assignments up to and including his roles as vice president, global marketing for the Neurovascular business and vice president of U.S. sales for the Neurovascular business. Mr. Fitzgerald is a member of our Global Council for Inclusion and is executive sponsor of our Women’s Network employee resource group. Prior to joining Boston Scientific in 1990 as a sales representative, Mr. Fitzgerald was with Anheuser Busch, Inc., where he held a variety of sales, marketing and training assignments. Mr. Fitzgerald holds a B.S. in Business from Indiana University and an M.B.A. from Southern Illinois University with a concentration in Marketing and Finance. Edward F. Mackey is our executive vice president, Global Operations, a position he has held since February 2015. In this role, he is responsible for global manufacturing and supply chain, quality and regulatory affairs, IT, global business services, global business excellence, and corporate research and development. Mr. Mackey is a member of our Global Council for Inclusion and is the executive sponsor of our LEAD employee resource group, which promotes the inclusion of individuals with any disability. Prior to joining Boston Scientific, Mr. Mackey was worldwide president of DePuy Synthes Power Tools, a division of Johnson & Johnson from November 2012 to January 2015, and vice president of integration for Johnson & Johnson’s acquisition of Synthes from June 2010 to November 2012. Early in his career, Mr. Mackey held management positions in operations, quality and product development at Raytheon’s Mille Systems division. In 1995, he moved to Johnson & Johnson Orthopaedics as a plant manager and progressed through a series of manufacturing and supply chain leadership roles, becoming worldwide vice president of supply chain and manufacturing for DePuy. Mr. Mackey holds a Bachelor’s degree in Mechanical Engineering from Worcester Polytechnic Institute and an M.B.A from the University of Massachusetts. He is a board member of the Greater Boston Food Bank. 47 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ga | Sequence: 4 CHKSUM Content: 50636 Layout: 5306 Graphics: 47094 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: edward_mackey_fpo_4c_pht.eps, joseph_fitzgerald_fpo_4c_pht.eps V1.5

Professor Ian T. Meredith AM is our executive vice president and global chief medical officer, a position he has held since January 2017. In this role, he is responsible for leading clinical science and medical affairs across Boston Scientific and providing global leadership of the Company’s clinical trial strategy. Professor Meredith serves on our Global Council for Inclusion and is an executive sponsor for our PEARL employee resource group, which is a network of employees with an Asia‐Pacific focus. Prior to joining Boston Scientific, Professor Meredith served as professor and director of MonashHeart, and executive director of the Monash Cardiovascular Research Centre at Monash University in Melbourne, Australia, from September 2005 to December 2016. Professor Meredith has over 25 years of experience as a clinical and interventional cardiologist and also served as director of the Cardiac Catheterization Laboratories and Interventional Cardiology. Professor Meredith has been a member of the Board of the National Heart Foundation (Australia) and a member of the Cardiac Society of Australia and New Zealand National Board. Professor Meredith received a Ph.D. from the Baker Institute in Melbourne and an Order of Australia (AM) in the General Division for service to medicine in the field of cardiology as a clinician and researcher. In 2019, Professor Meredith received a Doctor laws honoris causa from Monash University for distinguished and exceptional service to the field of medicine and healthcare. Jeffrey B. Mirviss is our executive vice president and president, Peripheral Interventions, a position he has held since February 2020. In this role, he is responsible for developing and bringing to market innovative solutions for treating patients with arterial and venous system blockages and cancer. Prior to his current role, he was our senior vice president and president, Peripheral Interventions, from January 2013 until January 2020, and president, Peripheral Interventions from July 2011 to January 2013. Mr. Mirviss has more than 31 years of experience in medical device and pharmaceutical general management, marketing and sales. Since joining Boston Scientific in 1997, Mr. Mirviss also served as our vice president, Group Global Marketing, Cardiology, Rhythm and Vascular and vice president, Global Cardiology Marketing. Mr. Mirviss is a member of our Global Council for Inclusion and is the executive sponsor of our BRIDGE employee resource group, an organization dedicated to recruitment, development, and retention of Black employees. Prior to joining Boston Scientific, Mr. Mirviss worked for companies ranging in size from a pre‐revenue venture‐backed medical device startup to Dow 30 companies. He holds a Bachelor’s degree from the University of Minnesota and an M.B.A. from the University of St. Thomas. 48 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ga | Sequence: 5 CHKSUM Content: 34805 Layout: 11642 Graphics: 34466 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: jeffrey_mirviss_fpo_4c_pht.eps, professorlan_meredith_fpo_4c_pht.eps V1.5

Maulik Nanavaty is our senior vice president and president, Neuromodulation, a position he has held since September 2011. In this role, he is responsible for developing and bringing to market innovative, less‐invasive microelectronic implantable technologies used to treat chronic neuropathic pain and neurological diseases such as Parkinson’s disease and other chronic conditions. Prior to his current role, Mr. Nanavaty was our president of Boston Scientific Japan from December 2007 to September 2011; he also served as vice president and general manager, Interventional Cardiology, Boston Scientific Japan, from January 2007 to November 2007. Mr. Nanavaty joined Boston Scientific in 2005 as vice president, corporate strategy, Boston Scientific Japan. Mr. Nanavaty is a member of our Global Council for Inclusion and is the executive sponsor of our SAIL employee resource group, which advances professional development, business growth and corporate citizenship for South Asian employees, patients, physicians and communities. Prior to joining Boston Scientific, Mr. Nanavaty spent 16 years working in various executive positions at Baxter International, Inc. and Baxter Japan. Mr. Nanavaty serves on the Board of Directors of Rani Therapeutics, a company specializing in technology for oral delivery of biologic drugs. Mr. Nanavaty earned a Ph.D. in Pharmaceutical Sciences from the University of Illinois and an M.B.A. from the University of Chicago. Scott Olson is our senior vice president and president, Cardiac Rhythm Management and Diagnostics, a position he has held since January 2022. In his current role, Mr. Olson is responsible for developing and bringing to market the most advanced and least invasive rhythm management and diagnostic technologies. Prior to his current role, he served as senior vice president and president, Rhythm Management from July 2020 to January 2022, and senior vice president and commercial general manager for our Rhythm Management organization, with responsibility for Rhythm Management global marketing, U.S. sales and commercial operations, from February 2017 to July 2020. Mr. Olson joined Guidant Corporation in 1998, where he held a number of sales positions of increasing responsibility. Following the acquisition of Guidant by Boston Scientific, Mr. Olson held a variety of leadership positions within the Boston Scientific Rhythm Management organization, including vice president of marketing for Cardiology, Rhythm and Vascular and vice president of global marketing of Cardiac Rhythm Management. He has also helped shape our Rhythm Management global commercial organizational model into three franchises: Cardiac Rhythm Management, Electrophysiology, and Cardiac Diagnostics and Monitoring, while leading our portfolio strategy, creating alignment and overall effectiveness to drive success. Mr. Olson is also a member of our Global Council for Inclusion. Mr. Olson earned a B.S. and M.B.A from Indiana University, Bloomington. 49 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ga | Sequence: 6 CHKSUM Content: 59868 Layout: 2342 Graphics: 20454 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: scott_olson_fpo_4c_pht.eps, maulik_nanavaty_fpo_4c_pht.eps V1.5

David A. Pierce is our executive vice president and president, MedSurg a position he has held since April 2018, and president, Endoscopy, a role he has held since February 2020. In this role, he has direct responsibility for the Endoscopy business, corporate marketing and market access, and corporate sales operations, as well as oversight responsibility for the Urology and Pelvic Health business. Prior to his current role, Mr. Pierce served as the Senior Vice President and President, Urology and Pelvic Health from July 2016 to April 2018. In that role, he developed and executed strategies to bring to market industry‐leading solutions for treating patients with urological, urogynecological and gynecological diseases. Previously, Mr. Pierce served as senior vice president and president, Endoscopy from 2011 to 2016, and vice president, marketing for Endoscopy as well as group marketing director in the Endoscopy business. He joined Boston Scientific in 1991 as a territory manager before assuming management‐level positions of increasing responsibility. Mr. Pierce is a member of our Global Council for Inclusion and is the executive sponsor of our VETS employee resource group, which is focused on cultivating gratitude and service to others, particularly active duty veterans and their families. Prior to joining Boston Scientific, Mr. Pierce also served as senior sales representative for Airborne Express and as a Captain in the United States Army. He earned a B.S. in Business Administration from Norwich University and an M.B.A. from Boston University. Meghan Scanlon is our senior vice president and president, Urology and Pelvic Health, a position she has held since February 2020. In this role, she is responsible for developing and bringing to market innovative, industry‐leading solutions for urological, urogynecological, and gynecological diseases. Prior to her current role, Ms. Scanlon served as vice president and general manager for the global Urology and Pelvic Health commercial organization, with responsibility for overseeing the stone, prostate health, prosthetic urology and women’s health franchises, from April 2018 to February 2020. She is a member of the Global Council for Inclusion and serves as the executive sponsor for our PRIDE employee resource group, which is a network of LGBTQ+ employees and allies that fosters inclusiveness and professional fulfillment through corporate and community LGBTQ+ programs and initiatives. Since joining Boston Scientific in 2014 as vice president, global marketing for Endoscopy, she has progressed through roles of increasing responsibility in Urology and Pelvic Health and Endoscopy, and played a significant role in driving and shaping the global commercial organization structures and portfolio innovation strategies for both businesses. Prior to joining Boston Scientific, Ms. Scanlon spent nearly 15 years in leadership roles within the Johnson & Johnson medical device business and started her early career as a design engineer at Gillette. She holds a B.S. in Mechanical Engineering from Tufts University and both her M.B.A. and M.S.M.E. from Massachusetts Institute of Technology. 50 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ga | Sequence: 7 CHKSUM Content: 59125 Layout: 25751 Graphics: 19374 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: meghan_scanlon_fpo_4c_pht.eps, david_pierce_fpo_4c_pht.eps V1.5

John Bradley Sorenson is our senior vice president, global supply chain, a position he has held since September 2021. In this role, he is responsible for the global manufacturing and distribution of our products. Prior to his current role, he served as senior vice president, manufacturing and supply chain, from November 2014 to September 2021, and as multi‐site vice president, operations from 2008 to 2014. Mr. Sorenson has held a variety of operations positions at Boston Scientific, supporting the Cardiac Rhythm Management, Neuromodulation, Interventional Cardiology, Peripheral Interventions and Structural Heart businesses and has more than 20 years of medical device manufacturing experience. He is a member of our Global Council for Inclusion and serves as the executive sponsor for our Young Professionals Network employee resource group. Before joining Boston Scientific, he was president and chief operating officer of QRS Diagnostic and held manufacturing management positions at Federal Cartridge. Mr. Sorenson earned a B.A. in Economics from Gustavus Adolphus College and an M.B.A. from the University of Minnesota. Eric Thépaut is our executive vice president and president, Europe, Middle East and Africa, a position he has held since February 2020. Prior to his current role, he was senior vice president and president, Europe, Middle East and Africa from December 2017 to January 2020, and senior vice president and president, Europe from January 2015 to December 2017. He also served as vice president Interventional Cardiology & Structural Heart, Europe, from December 2012 to December 2015. He joined Boston Scientific Europe, in 1996, as a business finance manager and earned roles of increasing responsibility in marketing and finance including vice president, Finance, Europe, general manager and vice president, France, and general manager and vice president of the France Group, comprised of France, Benelux and Middle East North Africa. Mr. Thépaut is a member of our Global Council for Inclusion. Before joining Boston Scientific, Mr. Thépaut held management positions in treasury operations and auditing at Nestlé and financial planning and analysis at Apple, Inc. (then Apple Computer, Inc.). Mr. Thépaut earned his M.B.A. at Paris Dauphine University. 51 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ga | Sequence: 8 CHKSUM Content: 23472 Layout: 22621 Graphics: 6091 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: eric_thepaut_fpo_4c_pht.eps, john_bradley_fpo_4c_pht.eps V1.5

Security Ownership of Principal Stockholders Set forth below are stockholders known by us to be the beneficial owner of more than 5% of our Common Stock, $0.01 par value, as of March 11, 2022. As of March 11, 2022, there were 1,429,447,209 shares of our common stock outstanding. Number of Shares Percent of Shares Name and Address Beneficially Owned Outstanding BlackRock, Inc. 127,917,655(1) 9.0% 55 East 52nd Street, New York, NY 10055 The Vanguard Group 111,621,630(2) 7.83% 100 Vanguard Blvd., Malvern, PA 19355 FMR LLC/Abigail P. Johnson 100,079,567(3) 7.017% 245 Summer Street, Boston, MA 02210 Massachusetts Financial Services Company 86,644,328(4) 6.1% 111 Huntington Avenue, Boston, MA 02199 Wellington Management Group LLP 74,421,509 (5) 5.22% Wellington Group Holdings LLP Wellington Investment Advisors Holdings LLP 280 Congress Street, Boston, MA 02210 (1) Based solely on an amendment to Schedule 13G filed with the SEC on February 8, 2022. As of December 31, 2021, BlackRock reported sole voting power with respect to 113,562,204 shares and sole dispositive power with respect to 127,917,655 shares. BlackRock reported that it did not possess shared voting or dispositive power over any shares. (2) Based solely on an amendment to Schedule 13G filed with the SEC on February 9, 2022. As of December 31, 2021, The Vanguard Group reported shared voting power with respect to 2,242,777 shares, sole dispositive power with respect to 105,885,474 shares and shared dispositive power with respect to 5,736,156 shares. (3) Based solely on a Schedule 13G jointly filed by FMR LLC and Abigail P. Johnson with the SEC on February 9, 2022. As of December 31, 2021, FMR LLC reported sole voting power with respect to 12,176,572 shares and each of FMR LLC and Abigail P. Johnson reported sole dispositive power with respect to 100,079,567 shares. FMR LLC and Abigail P. Johnson reported that the following subsidiaries of FMR LLC beneficially own shares: (i) Crosby Advisors LLC ; (ii) FIAM LLC; (iii) Fidelity Institutional Asset Management Trust Company; (iv) Fidelity Management Research Company LLC; (v) Fidelity Management Trust Company; and (vi) Strategic Advisers LLC. (4) Based solely on Schedule 13G, filed by Massachusetts Financial Services Company (“MFS”) with the SEC on February 2, 2022. As of December 31, 2021, MFS reported sole voting power with respect to 78,273,776 shares and sole power to dispose or to direct disposition of 86,644,328 shares, inclusive of our Common Stock and our Mandatory Convertible Preferred Stock on an as‐converted basis to shares of Common Stock. (5) Based solely on an amendment to Schedule 13G jointly filed by Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP (known collectively as “Wellington”) with the SEC on February 4, 2022. As of December 31, 2021, Wellington reported shared voting power with respect to 68,681,314 shares and shared dispositive power with respect to 74,421,509 shares. Wellington reported that the following subsidiaries of Wellington Management Group LLP, Wellington Group Holdings LLP and/or Wellington Investment Advisors Holdings LLP beneficially own shares: (i) Wellington Investment Advisors LLP; (ii) Wellington Management Global Holdings, Ltd.; (iii) Wellington Management Company LLP; (iv) Wellington Management Canada LLC; (v) Wellington Management Singapore Pte Ltd; (vi) Wellington Management Hong Kong Pte Ltd; (vii) Wellington Management International Ltd; (viii) Wellington Management Japan Pte Ltd; (ix) Wellington Management Australia Pty Ltd; and (x) Wellington Management Company LLP. 52 CERTAIN BENEFICIAL OWNERSHIP MATTERS Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ha | Sequence: 1 CHKSUM Content: 19453 Layout: 33698 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

Security Ownership of Directors and Executive Officers The following table shows, as of March 11, 2022, the amount of our common stock beneficially owned by: • our directors and director nominees; • our executive officers named in the Summary Compensation Table; and • all of our directors and executive officers as a group. “Beneficial ownership” includes those shares of our common stock the reporting person has the power to vote or transfer, stock options that are currently exercisable or exercisable within 60 days, and deferred stock units that may vest within 60 days. Unless otherwise indicated, the persons named below have sole voting and investment power over the shares listed. Number of Shares Percent of Shares Name Beneficially Owned Outstanding Nelda J. Connors(1) 139,099 * Charles J. Dockendorff(2) 80,405 * Yoshiaki Fujimori(3) 27,874 * Donna A. James(4) 45,126 * Edward J. Ludwig(5) 90,751 * David J. Roux(6) 64,768 * John E. Sununu(7) 122,675 * David S. Wichmann(8) 6,389 * Ellen M. Zane(9) 36,806 * Michael F. Mahoney(10) 4,469,264 * Daniel J. Brennan(11) 608,023 * Joseph M. Fitzgerald(12) 1,059,262 * Jeffrey B. Mirviss(13) 380,021 * David A. Pierce(14) 249,729 * All directors and executive officers as a group 9,436,470 * (25 persons)(15) * Reflects beneficial ownership of less than one percent (1%) of our outstanding common stock. (1) Ms. Connors’ beneficial ownership includes (i) 6,098 shares of restricted stock as to which she has sole voting but not investment power as the shares are unvested until the Annual Meeting, (ii) 45,442 shares of common stock held in the Nelda J. Connors Trust, of which she is the sole trustee, and (ii) 54,813 shares of restricted stock and 22,756 deferred stock units, both of which have been deferred pursuant to our Non Employee Director Deferred Compensation Plan, the underlying shares of which she has neither voting nor investment power until such shares are distributed in accordance with the plan. (2) Mr. Dockendorff’s beneficial ownership includes (i) 7,202 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting, (ii) 25,581 shares of common stock held in a grantor retained annuity trust, of which he is the trustee and annuitant, and (iii) 42,622 shares of common stock held in the Charles J. Dockendorff Revocable Trust, of which he is a joint trustee. (3) Mr. Fujimori’s beneficial ownership includes 27,874 shares of deferred stock units deferred pursuant to our Non‐Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan. (4) Ms. James’ beneficial ownership includes (i) 21,879 shares of common stock held through The Donna A James Family Trust, of which she is the sole trustee, and (ii) 23,247 shares of deferred stock units deferred pursuant to our Non‐Employee Director Deferred Compensation Plan, the underlying shares of which she has neither voting nor investment power until such shares are distributed in accordance with the plan. 53 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ha | Sequence: 2 CHKSUM Content: 25733 Layout: 27023 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

(5) Mr. Ludwig’s beneficial ownership includes 37,436 deferred stock units deferred pursuant to our Non Employee Director Deferred Compensation Plan as to the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan, and 16,818 shares of common stock subject to stock options exercisable within 60 days of March 12, 2022. (6) Mr. Roux’s beneficial ownership includes 4,763 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting. (7) Mr. Sununu’s beneficial ownership includes (i) 4,763 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting and (ii) 21,708 shares of restricted stock and (iii) 60,049 deferred stock units, both of which have been deferred pursuant to our Non Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan. (8) Mr. Wichmann’s beneficial ownership includes 6,389 deferred stock units, deferred pursuant to our Non‐Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan. (9) Ms. Zane’s beneficial ownership includes 4,763 shares of restricted stock as to which she has sole voting but not investment power as the shares are unvested until the Annual Meeting. (10) Mr. Mahoney’s beneficial ownership includes 2,266,277 shares of common stock subject to stock options exercisable within 60 days of March 11, 2022. Mr. Mahoney’s total also includes 69,865 shares held by a charitable foundation, over which Mr. Mahoney shares investment and voting power. (11) Mr. Brennan’s beneficial ownership includes 343,733 shares of common stock subject to stock options exercisable within 60 days of March 11, 2022. (12) Mr. Fitzgerald’s beneficial ownership includes (i) 765,792 shares of common stock subject to stock options exercisable within 60 days of March 11, 2022, (ii) 68,171 shares held in his 401(k) Plan account and (iii) 7,428 shares of common stock held by his children, as to which Mr. Fitzgerald disclaims beneficial ownership. (13) Mr. Mirviss’s beneficial ownership includes 237,835 shares of common stock subject to stock options exercisable within 60 days of March 11, 2022. (14) Mr. Pierce’s beneficial ownership includes 249,729 shares of common stock subject to stock options exercisable within 60 days of March 11, 2022. (15) This amount includes 5,217,200 shares of common stock subject to stock options exercisable within 60 days of March 11, 2022 and 70,722 shares held in the 401(k) Plan accounts of our executive officers. Please refer to footnotes 1 through 14 above for additional details regarding the holdings of our directors, our director nominees and our Named Executive Officers. Delinquent Section 16(a) Reports Section 16(a) of the Exchange Act requires our directors, executive officers and persons beneficially holding more than 10% of our common stock to file with the SEC reports of their ownership of our common stock and any changes in that ownership. To our knowledge, all of these filing requirements were timely satisfied in 2021. In making this statement, we have relied upon the written representations of our directors and executive officers and copies of reports that have been filed with the SEC. 54 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ha | Sequence: 3 CHKSUM Content: 18412 Layout: 60585 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Dear Fellow Stockholder, The Executive Compensation and Human Resources Committee of Boston Scientific is committed to ensuring our compensation programs align pay and performance, support our long‐term strategic goals and drive stockholder value. Each year, we make adjustments to our pay for performance programs to ensure they support our goals, align with shareholder interests, and appropriately reflect the environment in which we operate. Over the past two years, the COVID‐19 pandemic has continued to impact the lives of our employees, our customers and our community, and has contributed to a challenging operating environment for Boston Scientific. Despite uncertainty related to COVID‐19 waves, postponement of elective procedures, hospital staffing shortages, supply chain limitations, intense competition for talent, and other macroeconomic factors, we were pleased with the strength and resilience of our global business in 2021. Our leaders and employees navigated a difficult environment and positioned Boston Scientific well for the year ahead and for the future. In setting our compensation program goals for the year, we were mindful that we faced, and continue to face, macroeconomic challenges and uncertainties, as well as operational hurdles associated with returning production to normalized volumes and maintaining a safe and healthy workplace for our employees. To keep with our commitment to pay for performance, we set ambitious but achievable targets based on our internal plan, reflecting relevant internal and external factors, with a goal to motivate employees to drive stockholder value. Ultimately, we saw strong growth in 2021, owing to the successful implementation of our strategic imperatives, and 2021 performance rebounded from 2020,which had been more significantly affected by the pandemic. We are proud of the agility and resiliency of our employees, and their unwavering commitment to supporting our customers and their patients. Setting short term incentive targets amidst an uncertain landscape The Committee carefully considered the continued impact of the pandemic and accompanying economic uncertainty in setting 2021 financial targets for our compensation programs. Our historical practice has been to set increasing targets year‐over‐year. However, 2020 Annual Bonus Plan targets had been finalized before the full extent of the impact of COVID‐19 on global health, economies, and health systems could have been known. Despite this, the Committee did not make any adjustments to performance metrics or targets under the 2020 Annual Bonus Plan. In setting 2021 Annual Bonus Plan targets, the Committee took into consideration the reality of the conditions we faced going into the year — a much different world than we lived at the start of 2020. As a result, 2021 Annual Bonus Plan targets were set above 2020 achievement levels, but below 2020 Annual Bonus Plan targets, representing ambitious yet realistic financial goals. For our 2021 Free Cash Flow performance share program, we set the 2021 adjusted free cash flow target slightly below our 2020 performance to reflect the anticipated impact of returning to normalized net sales volumes, specifically higher accounts receivable balances and the need for increased cash deployment for inventory to support higher net sales. In addition, the 2021 adjusted free cash flow target reflected additional capital expenditure investment to support the long‐term growth of our business as we significantly reduced this investment in 2020 during the initial phases of the COVID‐19 pandemic. Our 2021 targets remained ambitious, in light of the environment, and were still designed to ensure continued return to profitable growth and alignment with shareholder interests. 55 A LETTER FROM THE EXECUTIVE COMPENSATION AND HUMAN RESOURCES COMMITTEE CHAIR TO OUR STOCKHOLDERS Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 1 CHKSUM Content: 10575 Layout: 8589 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

56 Environmental, social and governance (ESG) considerations in the compensation process Further, for 2021, we were proud to introduce a human capital scorecard, weighted at 15% of total bonus pool funding, into our 2021 Annual Bonus Plan. The human capital scorecard contains specific and measurable goals across three areas: (i) diversity, equity and inclusion; (ii) engagement and retention; and (iii) environmental goals. The inclusion of this human capital scorecard is intended to incentivize Company‐wide progress and hold Boston Scientific accountable to these goals in a meaningful and measurable way. These goals and the Company’s performance on these metrics are explained in further detail within our Compensation Discussion & Analysis section that follows. Underlying performance highlights and compensation outcomes in 2021 The Committee was pleased with the Company’s performance in 2021, at a time of unprecedented challenges and uncertainty — a testament to its business strategy and winning spirit. In instances where performance lagged targets, the Compensation Committee took the following actions or maintained the course, as applicable, in commitment to our rigorous and principled approach to executive compensation and pay for performance: • Set performance targets consistent with corporate goals; • Made no adjustments to performance metrics or targets set in early 2021 under 2021 programs; • Determined that our 2019 Total Shareholder Return performance share unit program, which captured performance from 2019 through 2021,yielded a 0% payout due to relative total shareholder return falling below the threshold level required for payout under the plan. Additional information related to the 2019 Total Shareholder Return program may be found in our Compensation Discussion & Analysis section following this letter; and • Did not award any off‐cycle grants to executives in 2021 to offset the unearned 2019 Total Shareholder Return awards or any previously granted stock options which are considered “out of the money” due to lagging stock performance. Additionally, we made certain structural changes to our program, to further strengthen the Committee’s ability to align pay and performance. In particular, management recommended, and the Committee approved, elimination of the 50% floor for funding under our 2021 Annual Bonus Plan, which allows the Committee additional flexibility to reduce payout under our Annual Bonus Plan if performance expectations are not met. Ultimately, the Company exceeded many ambitious program targets despite a challenging operating environment. Critically, the Company also continued to invest in profitable growth, while further minimizing impact on the environment and advancing important diversity, equity and inclusion goals. We believe our 2021 performance has laid the foundation for a strong 2022 and positioned the Company well to further advance our mission of serving our customers and their patients. Thank you again for your continued support and investment in our Company. Respectfully, Donna A. James Chair, Executive Compensation and Human Resources Committee Boston Scientific Corporation Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 2 CHKSUM Content: 60624 Layout: 10766 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

This discussion and analysis section describes material elements of our 2021 compensation program for our Named Executive Officers (NEOs), which include our Chief Executive Officer (CEO), our Chief Financial Officer (CFO), and our three other most highly‐compensated executive officers. NEOs for the year ended December 31, 2021 were as follows: Michael F. Mahoney .......... Chairman of the Board, President and Chief Executive Officer Daniel J. Brennan ............... Executive Vice President and Chief Financial Officer Joseph M. Fitzgerald ........ Executive Vice President and President, Cardiology(1) Jeffrey B. Mirviss ................ Executive Vice President and President, Peripheral Interventions David A. Pierce.................... Executive Vice President and President, MedSurg and President, Endoscopy (1) Mr. Fitzgerald served as Executive Vice President and President, Interventional Cardiology until he was appointed to the role of Executive Vice President and President, Cardiology effective January 1, 2022. Executive Summary During 2021, our management team continued to respond to the challenges presented by the COVID‐19 pandemic, while continuing to execute on our strategy of category leadership, investing in our capabilities for the future, and driving towards our ESG goals. In setting our goals for the year, a key factor was 2020 performance, which was significantly impacted by the pandemic, and those aspects that would carry over and continue to be impactful in 2021. We were mindful that we faced, and continue to face, uncertainty related to COVID‐19 waves and hospital staffing shortages, and the impact thereof on procedure volumes, and other macroeconomic factors, as well as potential operational challenges associated with returning production to normalized volumes. Ultimately, our 2021 performance reflected a rebound from 2020 results, but we experienced volatility and challenges as we navigated the year. We are proud of the agility and resiliency of our employees, and their unwavering commitment to supporting our customers and their patients. Although we have faced challenges in the last two years, we continue to focus on executing our strategic imperatives, to help drive innovation, improve the health of patients across the globe, accelerate profitable revenue growth, and increase stockholder value in 2022 and beyond. These strategic imperatives are to: • strengthen category leadership to grow share in our served markets; • expand into high growth adjacencies that complement our core businesses; • drive global expansion; • fund the journey to fuel growth through optimization and cost reduction initiatives and a reallocation of spending to support growth initiatives; and • develop key capabilities, including attracting and retaining key talent, and accelerating and expanding digital capabilities. Strategic Imperatives Linked to 2021 Executive Compensation 57 COMPENSATION DISCUSSION & ANALYSIS Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 3 CHKSUM Content: 58979 Layout: 31069 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

We believe that continued focus on these strategic imperatives will benefit patients and customers and lead to strong performance across key financial metrics, including those incorporated into our short‐ and long‐term incentive compensation programs, described in further detail below. Our short‐ and long‐term incentive plans incorporate metrics designed to align with the objective of driving profitable growth and reward Company and individual progress related to the strategic imperatives. Significant portions of pay pursuant to our executive compensation programs are tied to Company performance across a variety of key metrics, and ultimately, value delivered under these programs is closely aligned with stockholder value. Specifically, the metrics are linked to our strategic imperatives as follows: Annual Bonus Plan: • Financial metrics of adjusted net sales and adjusted EPS are linked to success of our category leadership strategy and expansion into high‐growth adjacencies; • ESG goals ensure we are building value responsibly and sustainably, reducing our impact on the environment, and helping the communities in which we live and work to thrive. Crucially, it also measures our success in attracting, retaining, and managing our talent, including diverse talent. Free Cash Flow Performance Share Program • Strong adjusted free cash flow performance provides us with the ability to invest for longer term growth, including in organic research and development and within our venture portfolio; executing disciplined and balanced acquisitions across our businesses; and enhancing our digital capabilities. Total Shareholder Return • Relative Total Shareholder Return is an indirect measure of the long‐term success of our business and strategy relative to peers, and helps to further align executive compensation and shareholder value. We also maintain a disciplined approach to management of the programs. We set ambitious but achievable program targets, taking into consideration relevant, foreseeable company‐specific and macroeconomic circumstances, to appropriately motivate employees. In general, we strive to set targets consistent with corporate goals, which typically increase year‐over‐year. Notably, however, 2021 Annual Bonus Plan targets were set above 2020 actual performance, but below 2020 Annual Bonus Plan targets, which were finalized before the magnitude of the impact of the COVID‐19 pandemic could have been known. Additionally, our 2021 Free Cash Flow program target was set slightly below our 2020 performance, to reflect anticipated impact of returning to normalized net sales volumes. Below is a historical view of our approach to setting targets under our Annual Bonus Plan. Pay for Performance 58 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 4 CHKSUM Content: 27234 Layout: 50718 Graphics: 23192 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_adjeps21_fpo_B.eps, 3423-2_Halfarrow_Icon.eps V1.5

When performance lags, we have not had a practice of resetting targets, funding schedules, or vesting schedules to generate higher payouts. Against the backdrop of the pandemic and related macroeconomic challenges, our pay‐ for‐performance philosophy and the Compensation Committee’s disciplined approach to stewardship of the executive compensation program were evidenced by: o the Compensation Committee approving below target payout under our 2020 Annual Bonus Plan; a 78% payout of target shares due to performance below the 50th percentile under our 2018 Total Shareholder Return program; followed by a 0% payout of target shares under our 2019 Total Shareholder Return program, due to relative total shareholder return beneath the threshold level required for payout under the plan. A 0% payout of target shares under our 2019 Total Shareholder Return program resulted in cancellation of awards valued at approximately $5 million in the aggregate for our 2021 named executive officers (calculated based on the closing price of our common stock December 31, 2021); o we have not adjusted funding schedules under our other active Total Shareholder Return programs; and o where below‐target performance necessitates lower payout, we also do not supplement executive compensation with extraordinary, off‐cycle grants to offset this impact. We have also made structural adjustments to our programs over time to reinforce our pay‐for‐performance philosophy, such as eliminating the 50% minimum on our annual bonus pool funding, which allows our Compensation Committee additional flexibility to closely align pay for actual performance and further reduce payouts as needed to match lower performance. In addition, we have made structural adjustments to our annual bonus plan, adding a human capital scorecard to help focus performance on Diversity, Equity and Inclusion, engagement, and environmental metrics, which accounts for 15% of the weighted funding for our 2021 Annual Bonus Plan. This reinforces our commitment to performance along these important sustainability metrics. 59 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 5 CHKSUM Content: 20501 Layout: 16646 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

(1) Adjusted net sales, adjusted EPS and adjusted free cash flow are not prepared in accordance with generally accepted accounting principles in the United States (GAAP). For a reconciliation of these non‐GAAP financial measures to the most directly comparable GAAP financial measures and insight into how these non‐GAAP measures are considered by management, please see Annex A. (2) Adjusted net sales excludes the impact of foreign currency fluctuations and other adjustments not included in performance target. Adjusted EPS excludes the impact of goodwill and intangible asset impairments, acquisition‐ and divestiture‐related net charges, restructuring and restructuring‐related net charges, litigation‐related net charges, investment impairment charges, EU Medical Device Regulation implementation costs, deferred tax expenses (benefits), discrete tax items, and amortization expense. (3) 3‐year Total Shareholder Return for the period from January 1, 2019 to December 31, 2021. Please see the Executive Compensation section titled “2021 Total Shareholder Return Performance Share Program” for how we calculate Total Shareholder Return. In addition to these financial metrics, pay under our 2021 short‐term incentive program is also linked to achievement of diversity, equity, and inclusion (DE&I) goals, employee engagement and retention goals, and progress towards environmental targets. Addition of these goals to our annual bonus plan reinforces our commitment to progress towards our DE&I and environmental targets, and to corporate social responsibility. Below is a snapshot of our performance on these metrics. $11.65 billion Adjusted Net Sales(1)(2) for Annual Bonus Plan $11.888 billion GAAP Net Sales $1.63 Adjusted Net Income Per Share(1)(2) (Adjusted EPS) for Annual Bonus Plan $0.69 GAAP Net Income Per Share $2.192 billion Adjusted Free Cash Flow(1) for Free Cash Flow Performance Share Program $1.870 billion GAAP Operating Cash Flow Provided by Operating Activities 15.36% 3-year Total Shareholder Return(3) For 2019 Total Shareholder Return Performance Share Program Financial Performance Metrics Adjusted Financial Performance Metrics Reported Financial Performance Metrics 60 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 6 CHKSUM Content: 65402 Layout: 41775 Graphics: 17199 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Direct_Icon.eps V1.5

CEO’s Total Direct Compensation Aligns with Company Performance Our executive compensation philosophy is to provide appropriate competitive compensation opportunities to our executives with actual pay outcomes tied to achievement of Company and individual performance targets in support of our business strategy and creation of long‐term stockholder value. Each year, the Compensation Committee assesses our CEO’s actual compensation relative to the Company’s performance. The following graph shows the relationship of our CEO’s total direct compensation (TDC) (as disclosed in the Summary Compensation Table) compared against our cumulative total shareholder return (TSR) performance in each of the last three years. The TDC in this chart consists of base salary and annual short‐ and long‐term incentives. As illustrated, CEO compensation was generally aligned with Company performance. Results Performance Metric Category Increased representation of women and multicultural talent in management roles Diversity, Equity, and Inclusion (DE&I) Conducted employee engagement survey, which yielded three broad areas of focus, for a multi‐year enterprise action plan: deepening equity and inclusion initiatives for women and multi‐cultural talent; creating clearer career pathways for all employees; and supporting employees through change. Executed on 2021 enterprise action plans taken from results to drive future improvement, including conducting focus groups and interviews with existing talent to help promote retention; training for managers; and tools for use through transitions in modes of work. Focused on key employee retention rate Employee Engagement and Retention Progress against carbon neutrality goal, specifically: • Increased renewable energy (electricity) percentage • Decreased carbon footprint Environmental Human Capital Scorecard Metrics 61 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 7 CHKSUM Content: 673 Layout: 2077 Graphics: 17199 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Direct_Icon.eps V1.5

CEO Compensation(1) Summary Compensation Table Total Direct Compensation versus 3-Year Total Shareholder Return(2) (1) Amounts in the 2019, 2020, and 2021 columns were calculated as follows: • the values of the annual equity awards granted on February 21, 2019, February 18, 2020, and February 17, 2021 were determined in accordance with FASB ASC Topic 718, as described in the footnotes to the Executive Compensation section titled “Summary Compensation Table”; • the actual Annual Bonus Plan award for 2019, 2020, and 2021; and • the annual base salary earned in 2019, 2020, and 2021. (2) Total shareholder return was calculated in accordance with the methodology described in the Executive Compensation section titled “2021 Total Shareholder Return Performance Share Program” and based on $100 invested on December 31, 2018. $22,500 $20,000 $17,500 $15,000 $12,500 $10,000 $7,500 $5,000 $2,500 $0 225 200 175 150 125 100 75 50 25 0 SCT FY 2019 Pay SCT FY 2020 Pay SCT FY 2021 Pay Total Shareholder Return (TSR) ($100 invested December 31, 2017) CEO Pay and 3-Year Indexed Total Shareholder Return Long-Term Incentives ABP Award Base Salary Total Shareholder Return CEO Compensation (000s) 62 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 8 CHKSUM Content: 592 Layout: 30155 Graphics: 23037 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Ceopay_C.eps V1.5

The following chart shows the value of the primary elements of total direct compensation, consisting of base salary and annual short‐ and long‐ term incentives, for our CEO in 2021 (i) at “target” opportunity as considered by our Compensation Committee; (ii) as disclosed in our Summary Compensation Table; and (iii) as “realizable” at December 31, 2021. These values were calculated using the 2021 base salary, annual equity incentives and Annual Bonus Plan (“ABP”) award amounts for our CEO as set forth in the table following the chart below. Valuation of Compensation Component Long-Term Incentives ABP Award Base Salary Annual equity awards granted on February 17, 2021, with (a) stock options valued in accordance with FASB ASC Topic 718 and (b) service‐ based restricted stock units (RSUs1) and performance‐based RSUs valued at target (the number of units and target units awarded multiplied by the closing price of our common stock on the date of grant). Target 2021 Annual Bonus Plan award Annual base salary approved in February 2021 Target Annual equity awards granted on February 17, 2021, with the value of each award determined in accordance with FASB ASC Topic 718. Actual 2021 Annual Bonus Plan award Annual base salary earned in 2021 Summary Compensation Table 63 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 9 CHKSUM Content: 54671 Layout: 47306 Graphics: 57336 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Base_Sal_fpo_B.eps V1.5

Valuation of Compensation Component (1) Under our 2011 Long Term Incentive Plan as in effect prior to May 2020, “Restricted Stock Units” and “RSUs” were referred to as “Deferred Stock Units” and “DSUs”. References in this Proxy Statement to “Restricted Stock Units” and “RSUs” include both units granted under our Long Term Incentive Plan as Restricted Stock Units and those granted as Deferred Stock Units. Neither term relates to compensation paid to our directors in the form of deferred stock units. The difference in value of the long‐term incentive compensation portion of our CEO’s TDC reflected in the “Realizable”, “Target”, and “Summary Compensation Table” columns is primarily due to three factors: • the increase in the closing price of our common stock on December 31, 2021 ($42.48) compared to the closing price of our common stock on February 17, 2021 ($37.50), the date of grant for the 2021 annual equity awards; • the 2021 adjusted FCF performance‐based RSUs being earned at 130.8% of target based on adjusted FCF achievement of $2.192 billion against a target of $1.900 billion, which 2021 target represents approximately (4.0)% decrease over 2020 actual performance, due to certain anticipated headwinds as the Company returned to normalized net sales volume (specifically, higher accounts receivable balances and the need for increased cash deployment for inventory to support higher net sales); and • the TSR performance‐based RSUs granted in 2021 tracking at 75% of target as of December 31, 2021, due to the Company’s TSR rank of 42nd out of 61 companies. This demonstrates the sensitivity of CEO pay to the achievement of performance criteria, and, therefore, the linkage between our executive compensation program and the long‐term interests of our stockholders. The long‐ term incentive portion of the CEO’s compensation will remain “at‐risk” and the value will vary until the completion of the vesting periods or until the exercise date for each of the equity awards. “The following charts provide a longer‐term view of our CEO’s Realizable pay, which is a measure of the value that might be awarded to Mr. Mahoney based on performance as of a given date. Realizable pay is calculated in accordance with the methodology described in the “Valuation of Compensation” table above, for each of the years in question, except that equity awards are valued at December 31 of each respective year, rather than December 31, 2021; total shareholder return is calculated in accordance with the methodology described in the Executive Compensation section titled “2021 Total Shareholder Return Performance Share Program”, and based on $100 dollars invested on December 31, 2017. The charts below demonstrate the sensitivity of CEO pay to Long-Term Incentives ABP Award Base Salary Annual equity awards granted on February 17, 2021, with: (a) stock options valued at their intrinsic value (number of options awarded multiplied by the closing price of our common stock on December 31, 2021 less the exercise price of such options); (b) service‐based RSUs valued using the number of units awarded multiplied by the closing price of our common stock on December 31, 2021; (c) Total Shareholder Return (TSR) performance‐based RSUs valued using 75% of the target TSR performance‐based RSUs due to the Company’s TSR rank being 36th out of 61, or 42nd percentile (75% of the target number of units multiplied by the closing price of our common stock on December 31, 2021); and (d) the adjusted free cash flow (FCF) performance‐based RSUs valued using 130.8% of the target FCF performance‐based RSUs (the actual percentage of target units earned under the program) multiplied by the closing price of our common stock on December 31, 2021. Actual 2021 Annual Bonus Plan award Annual base salary earned in 2021 Realizable 64 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 10 CHKSUM Content: 29158 Layout: 55123 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

Company performance, most clearly evidenced by the decline in realizable pay in 2020 compared to other years. This was driven by, and corresponded to, a decline in the Company’s performance and stock price, as well as a voluntary reduction in base salary taken by Mr. Mahoney in 2020. Similarly, as Company performance recovered, realizable pay recovered to more normalized levels in 2021. 65 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 11 CHKSUM Content: 42657 Layout: 19558 Graphics: 18608 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Ceo_Rea_fpo_B.eps, 3423-2_21ceo_fpo_B.eps V1.5

A Significant Portion of our NEOs’ 2021 Target TDC is At-Risk, Performance-Based Compensation Our Compensation Committee ties a significant portion of our executives’ target TDC to at‐risk, performance‐ based incentive opportunities. For 2021, approximately 90.6% of the target value of the primary elements of TDC for our CEO and approximately 81.2% of the target value of the primary elements of TDC for our other NEOs as a group consisted of at‐risk, performance‐based incentive compensation, composed of short‐term incentives (Annual Bonus Plan award) and long‐term incentives (performance‐ and service‐based equity awards and stock options). For more details and a breakdown of the elements of TDC, please see the section titled “Elements of 2021 Executive Compensation, Primary Elements of Total Direct Compensation”. The percentages above were calculated using the 2021 base salary, target equity values and target Annual Bonus Plan award amounts for our NEOs. The allocation of the target value of the primary elements of TDC for our CEO and for our other NEOs as a group in 2021 was as follows: * The charts reflect the value of the primary elements of 2021 TDC opportunity as considered by the Compensation Committee. For details on valuation of components of TDC, please see “Target” in the chart entitled “Valuation of Compensation Component” above. We believe our emphasis on at‐risk, performance‐based incentive compensation aligns our executives’ financial interests with our business strategy and the short‐ and long‐term interests of our stockholders, providing “pay for performance” and putting a significant portion of our executives’ pay “at risk.” Base Salary Target Annual Bonus Target Long-Term Equity Incentives 76.4% 14.2% 9.4% 18.8% 14.7% Base Salary CEO All Other NEOs as a Group Target Annual Bonus Target Long-Term Equity Incentives 66.5% 66 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 12 CHKSUM Content: 24815 Layout: 13926 Graphics: 64243 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Ceo_Neo_P.eps V1.5

Executive Compensation Program Best Practices Our Compensation Committee believes that a strong foundation for our compensation program is necessary to execute our executive compensation philosophy effectively. The following best practices serve as the foundation for our executive compensation program: Say on Pay At our 2021 Annual Meeting of Stockholders, we asked our stockholders to approve, on an advisory basis, the 2020 compensation of our then‐NEOs as disclosed in our 2021 Proxy Statement, commonly referred to as a “say‐ on‐pay” advisory vote. Our stockholders approved the compensation of our then‐NEOs with approximately 92.6% of the votes cast voting in favor of the proposal. In connection with its review of our compensation program against our executive compensation philosophy, business objectives and peer group practices, our Compensation Committee considered the prior years’ modifications to our compensation programs in support of our executive compensation philosophy and best practices, the results of the say‐on‐pay advisory vote, as well as prior stockholder feedback. As a result, our Compensation Committee concluded that it would retain the overall structure and design of our compensation program, including its emphasis on at‐risk, performance‐based incentive compensation. What We Don’t Do Do not provide income tax gross‐ups (except on relocation benefits). Do not provide any excise tax gross‐ups on severance or other payments in the event of a change in control. Do not permit pledging or hedging of the economic value of our common stock by our executives or directors. Do not permit repricing of underwater stock options without stockholder approval. What We Do Use mix of short‐ and long‐term incentive compensation, and emphasize long‐term. Use mix of fixed and variable compensation, and emphasize variable, at‐risk performance‐based compensation. Employ a “double‐trigger” (both a change in control and termination without cause or for good reason) for cash payments and accelerated vesting of equity awards where the surviving or acquiring entity substitutes or assumes outstanding equity awards. Maintain stock ownership guidelines for executives and directors. Have a policy for the recovery (“clawback”) of all or a portion of certain incentive compensation awards under certain circumstances. Analyze internal pay equity and performance in formulating compensation decisions. Compare practices, levels, and mix of compensation against peer group companies. Engage an independent compensation consultant reporting directly to the Compensation Committee. Assess risk of incentive compensation policies and programs. 67 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 13 CHKSUM Content: 35552 Layout: 32010 Graphics: 18370 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, C53 M18 Y0 K0, ~note-color 2, Black, C71 M1 Y22 K0 GRAPHICS: 3423-2_Arrow_Icon.eps, 3423-2_Arrow_Icon.eps, 3423-2_Arrow_Icon.eps, 3423-2_Arrow_Icon.eps, 3423-2_Arrow_Icon.eps, 3423-2_Arrow_Icon.eps, 3423-2_Arrow_Icon.eps, 3423-2_Arr V1.5

Historical Say on Pay Results 2019 2020 2021 94.6% 94.5% 92.6% How We Determine Executive Compensation Our philosophy is to provide appropriate competitive compensation opportunities to our executives such that actual pay outcomes are heavily influenced by achievement of Company, business and individual performance targets and objectives, which are designed to support our business strategy and create long‐term stockholder value. The core objectives of our compensation program are to: Our Compensation Committee bears principal responsibility for, among other things, structuring our executive compensation program and making individual executive compensation determinations. To help facilitate informed determinations with respect to its responsibilities, our Compensation Committee engages an independent compensation consultant, Semler Brossy Consulting Group, LLC (Semler Brossy), which serves at the direction and under the supervision of our Compensation Committee. For further information about our Compensation Committee and the services provided by Semler Brossy, please see the Meetings and Board Committees section Executive Compensation Philosophy and Objectives Core Objectives of Compensation Program Attract, retain and engage top talent. Reinforce our culture of quality. Appropriately manage compensation risk in light of our business strategy. Align management’s interests with the long-term interests of our stockholders. Incentivize achievement of key Company, business and individual targets/objectives to support our business strategy. Participants in the Compensation Process 68 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 14 CHKSUM Content: 44966 Layout: 34517 Graphics: 24357 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C50 M78 Y0 K0, Magenta, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, C72 M48 Y0 K0, C71 M1 Y22 K0 GRAPHICS: 3423-2_Halfarrow_Icon.eps, 3423-2_Self_excuetive_F.eps, 3423-2_Halfarrow_Icon.eps V1.5 titled “Executive Compensation and Human Resources Committee.” Semler Brossy and certain members of management support our Compensation Committee with respect to the following, among other things: Independent Advisor Management Our Compensation Committee uses competitive market analysis as a decision‐making reference. The Committee primarily considers executive compensation comparative data for our peer group companies to better understand trends and comparative practices, program design in the market within which we compete for top talent, and competitive levels and mix of target compensation opportunities provided to our executives. Our peer group includes companies (i) operating in a comparable industry with respect to customer base and/or product offerings, such as healthcare equipment and services companies, pharmaceuticals, and biotechnology and life sciences, and (ii) that, in the aggregate, approximate our size as measured by revenue and market capitalization. Each year, with the assistance of its independent compensation consultant, our Compensation Committee reviews the composition and appropriateness of our peer group. The Committee considers the size, performance, and • Expertise‐based advice, research and analytical services, including peer group composition, trends and comparative practices in executive compensation, program design and non‐employee director compensation. • Commentary and/or recommendations as to the foregoing. • Participation in Executive Compensation and Human Resources Committee meetings. Semler Brossy Advisor to the Compensation Committee • Proposals, including regarding compensation and benefits design and pay levels, for executives’ employment arrangements for new or promoted executives. • Reporting and advisory on diversity and inclusion topics, including pay equity. • Expertise‐based advice, research and analytical services, commentary and/or recommendations as to the foregoing. • Participation in Executive Compensation and Human Resources Committee meetings. Executive Vice President, Human Resources, and Total Rewards Management Team • Overview of individual performance of direct reports. • Recommendations as to compensation of direct reports. • With respect to the CEO and General Counsel, participation in Executive Compensation and Human Resources Committee meetings, as needed, except for determinations of their own compensation. Chief Executive Officer and other Executives Competitive Market Analysis 69 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 15 CHKSUM Content: 12676 Layout: 40900 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

business focus of these companies in comparison to us. The peer companies used to establish 2021 compensation levels include: Total Shareholder Return (%)(2) Revenue Market Cap One Three ($ in billions) ($ in billions) Year Year Abbott Laboratories $43.1 $248.3 22.15% 92.49% Agilent Technologies, Inc.(3) $ 6.4 $ 41.8 37.88% 133.65% Baxter International Inc. $12.8 $ 43.1 3.72% 28.43% Becton, Dickinson and Company $19.9 $ 71.6 4.25% 9.05% Danaher Corporation $29.5 $235.2 39.17% 208.84% Edwards Lifesciences Corporation $ 5.2 $ 80.9 40.81% 130.57% Hologic, Inc.(4) $ 5.5 $ 19.2 3.46% 79.35% Intuitive Surgical, Inc. $ 4.8 $128.5 37.77% 108.47% Medtronic plc (5) $31.8 $138.5 2.15% 27.89% Quest Diagnostics Incorporated $10.8 $ 20.6 29.15% 80.86% Stryker Corporation $17.1 $101.0 13.51% 61.53% Thermo Fisher Scientific, Inc. $39.2 $263.2 36.13% 173.36% Zimmer Biomet Holdings, Inc. $ 7.8 $ 26.6 ‐11.90% 18.51% Boston Scientific Corporation $11.9 $ 60.6 18.39% 15.36% Ranking Relative to Peers 8 of 14 9 of 14 8 of 14 13 of 14 (1) Revenue is for the trailing four quarters as of December 31, 2021 and total shareholder return is calculated as of December 31, 2021, other than as otherwise noted. Market cap is calculated using the closing price of each company’s common stock on December 31, 2021 multiplied by the number of outstanding shares of common stock as reported by the company in its most recent periodic report filed with the Securities and Exchange Commission. (2) Total shareholder return is calculated in accordance with the methodology described in the Executive Compensation section titled “2021 Total Shareholder Return Performance Share Program.” (3) Agilent Technologies, Inc. market cap is provided as of January 31, 2022 and revenue is provided for the trailing four quarters as of January 31, 2022. (4) Hologic, Inc. market cap is provided as of December 25, 2021 and revenue is provided for the trailing four quarters as of December 25, 2021. (5) Medtronic plc market cap is provided as of January 28, 2022 and revenue is provided for the trailing four quarters as of January 28, 2022. In establishing 2021 pay levels for our NEOs, the Compensation Committee reviewed comparative pay information for the peer group companies through proxy research and survey data as reported in the Equilar, Radford, and Willis Towers Watson surveys. Where peer group information was unavailable, the Committee reviewed industry‐specific survey data which was calibrated to include companies comparable to our size and scope of each individual’s responsibilities. The Company considers market data without regard for any particular percentile positioning. This allows us to retain flexibility to make individual decisions that reflect both market and internal considerations, including those described below under “Internal Pay Equity and Other Considerations.” The COVID‐19 pandemic caused some reduction in participation in compensation surveys, and therefore, to ensure robust comparisons, the Committee received survey data supplemented by additional other historical and trend data. 2021 Peer Companies(1)(2) 70 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 16 CHKSUM Content: 44122 Layout: 14323 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

In addition to the competitive market analysis, the Committee considers multiple factors in formulating compensation decisions. These factors include: • internal pay equity; • individual performance and contributions; • the CEO’s recommendations for other executive officer compensation; • the primary elements of each executive officer’s TDC opportunity compared to the other executive officers; • the economic and retentive value of prior equity awards; and • current and prior work experience and future potential. In considering internal pay equity, and the elements of an executive officer’s TDC opportunity compared to the other executive officers, the Committee also considers CEO compensation relative to the other executive officers. The Committee strives to maintain the appropriate balance in order to motivate the Company’s executive team, retain key personnel in a highly competitive labor market, and support a robust succession planning process. The differences between CEO and NEO pay reflect the foregoing factors, as well as the Company’s organizational structure. We utilize a performance, development and coaching (PDC) process to help guide individual development and performance discussions and to assess ongoing performance. Our CEO undertakes regular PDC reviews for all direct reports, assesses the performance results of those direct reports and makes recommendations to our Compensation Committee for its consideration. Our Compensation Committee reviews and evaluates our CEO’s performance objectives and oversees the evaluation of his performance in relation to those objectives. For 2021, the overall performance of our executives, including our NEOs, supported a culture of high performance, integrity and accountability with clear expectations. These performance evaluations, among the other considerations described in this section, influence the Compensation Committee’s decisions regarding our executives’ base salaries, the individual component of their Annual Bonus Plan awards and, as an indication of future performance potential, their long‐term equity incentive awards. The application of CEO and Compensation Committee judgment is an important factor in setting and determining executive pay. We do not employ a purely formulaic approach to our executive compensation program. Target market guidelines and individual target TDC, financial and operational targets, including human capital metrics, and individual performance objectives and funding formulae are established in advance; however, other Company and individual performance and other considerations may also be taken into account. For example, under the 2021 Annual Bonus Plan, while the funding formula tied to Company‐level financial performance targets are set in advance, our Compensation Committee is able to reduce the total Annual Bonus Plan funding percentage (Total Bonus Pool), based on its assessment of the Company’s progress toward achievement of our quality objectives, which are critical to our commitment to providing high quality products to our customers and patients. Performance Considerations Chief Executive Officer and Compensation Committee Judgment Internal Pay Equity and Other Considerations 71 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 17 CHKSUM Content: 52311 Layout: 50660 Graphics: 44332 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps, 3423-2_Halfarrow_Icon.eps, 3423-2_Halfarrow_Icon.eps V1.5

Elements of 2021 Executive Compensation We compensate our executives primarily through total direct compensation, namely in the form of base salary and short‐ and long‐term incentives (the primary elements of TDC). Our primary elements of TDC are heavily weighted towards variable, at‐risk performance‐based elements, which are reflected below and in the charts under the section above titled “A Significant Portion of our NEOs’ 2021 Target TDC is At-Risk, Performance-Based Compensation.” These percentages were calculated using the 2021 base salary, target equity values and target Annual Bonus Plan award amounts for our NEOs set forth in the footnotes to the charts under the section titled “A Significant Portion of our NEOs’ 2021 Target TDC is At-Risk, Performance-Based Compensation.” The key features and objectives of the primary elements of our NEOs’ 2021 TDC are summarized in the table below. Align executive compensation with our business strategy, quality, and profitability objectives. Focus and reward based on the achievement of important financial, operational, and human capital and individual performance objectives. At risk, performance‐based annual cash incentive opportunity. — Funding of Total Bonus Pool based on Company performance against two important financial performance targets and human capital metrics targets. — Allocation of funded Total Bonus Pool, based on regional, business and functional performance against specific financial and/or operational performance targets. — Actual payout based on individual performance. Short-Term Incentives — Annual Bonus Plan Awards Objectives Key Features TDC Elements Attract and retain talented executives and provide stable source of income. Fixed annual cash amount, paid at regular intervals. Base Salary Focus talent/organization on important financial measures and long‐term stockholder value. Reward based on: — our TSR relative to that of other S&P 500 Healthcare Index companies — our adjusted free cash flow measured against our target performance — our stock price increase — our stock price At risk, performance‐based equity incentive opportunity. Mix of opportunity composed of: — 25% target TSR performance‐based RSUs — 25% target FCF performance‐based RSUs — 25% stock options — 25% service‐based RSUs Long-Term Incentives — Equity Awards Primary Elements of Total Direct Compensation 72 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 18 CHKSUM Content: 25528 Layout: 21915 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

In determining the 2021 base salaries of our NEOs (other than our Chief Executive Officer), our Compensation Committee also considered the recommendations of our Chief Executive Officer in light of the general factors discussed above, including their overall performance ratings for the prior year. The 2021 base salaries (rounded to the nearest thousand) for our NEOs, as well as the percentage increase from their 2020 base salaries for our current NEOs who were also NEOs in 2020, are set forth below. 2020 Base 2021 Base % Name Salary Salary Increase Michael F. Mahoney $1,320,000 $1,360,000 3.0% Daniel J. Brennan $ 680,000 $ 700,000 2.9% Joseph M. Fitzgerald $ 690,000 $ 705,000 2.2% Jeffrey B. Mirviss $ 580,000 $ 610,000 5.2% David A. Pierce — $ 605,000 — Short-Term Incentives — Annual Bonus Plan Awards Our Compensation Committee annually reviews the design of our Annual Bonus Plan to help ensure that the program continues to support our executive compensation philosophy and core compensation program objectives. In finalizing the design for 2021, our Compensation Committee retained many of the provisions of our 2020 Annual Bonus Plan, which was designed to reinforce the concept of “pay for performance,” align our short‐ term incentives with important financial and operational measures and the long‐term interests of our stockholders, and to incentivize and reward individual performance. The Compensation Committee also added a human capital scorecard, which would allow management and the Committee to consider progress toward diversity, equity, and inclusion (DE&I), engagement and retention, and environmental goals, in addition to retaining important financial and quality/operational measures in making total bonus pool funding decisions. Adding this human capital scorecard underscores the Company’s commitment to these goals and is designed to incentivize Company‐wide progress in these areas. As with prior plans, the Compensation Committee retained the discretion to reduce the Total Bonus Pool funding percentage, regardless of financial achievements, based on its assessment of the Company’s achievement of our quality objectives. However, for the 2021 Annual Bonus Plan, the Compensation Committee eliminated the operating income margin target as a modifier and the 50% floor for funding and added a requirement of threshold achievement of at least 90% against financial targets for funding. Calculation of Awards Under the 2021 Annual Bonus Plan After funding the Total Bonus Pool, the actual amount of an executive’s Annual Bonus Plan award is ultimately determined as follows: Annual Bonus Target Award Participating Unit Individual Plan Award Annual Base Salary Opportunity Performance Performance (0% ‐ 225% of (as of December 31) x (70% ‐ 150% x Percentage x Percentage = Target Award of Base Salary) (0% ‐ 150%) (0% ‐ 150%) Opportunity) Total Bonus Pool Funded Based on Company Performance Against Financial and Human Capital Goals As contemplated under the 2021 Annual Bonus Plan, a single Company‐wide Total Bonus Pool is funded by the Company’s performance measured against important Company‐level financial, operational, and human capital Base Salary 73 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 19 CHKSUM Content: 18358 Layout: 54937 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

targets, thereby reinforcing the importance of the Company’s performance as a whole (which reflects the performance of our regions, businesses and functions). The Compensation Committee selected Adjusted EPS and Adjusted Net Sales as our Company‐level financial metrics and set the performance targets as follows: Company-Level Financial Targets Adjusted EPS(1) Adjusted Net Sales(1) $1.55 $11.3 billion (1) Adjusted EPS and Adjusted Net Sales are non‐GAAP financial measures. For a reconciliation of these non‐GAAP measures to the most directly comparable GAAP measures and insight into how these non‐GAAP measures are considered by management, please see the Executive Compensation section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2021 Annual Bonus Plan” and Annex A. Further, the Compensation Committee set the following human capital performance targets. Company-Level Human Capital Targets Metrics Targets Diversity, equity & inclusion (DE&I) Increase representation of women in management roles (“Gender Diversity Metric”); progress towards our 3UP by 2023 goal of increasing representation of women at the supervisor and manager levels by 3 percentage points or more, to at least 43%, with 2021 goal of 41.5% Increase representation of multicultural talent in management roles (“Multicultural Metric”); progress towards our 3UP by 2023 goal of increasing representation of multicultural talent at the supervisor and manager levels by 3 percentage points or more, to at least 23%, with 2021 goal of 22.2% Employee engagement and retention Conduct employee engagement survey and execute on actions from results Measure retention success for critical roles, exceeding company average retention rates Environmental Continue progress to 2030 carbon neutrality by: • Increasing renewable energy use (“Renewable Energy Goal”) from 66% to 70% • Decrease carbon footprint from (“Carbon Footprint Goal”) from 64k tons to 55k tons of CO2 74 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 20 CHKSUM Content: 62299 Layout: 40416 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

Our Compensation Committee approved the funding scale for each of our adjusted EPS and adjusted net sales financial targets set forth in the table below. Adjusted EPS / Adjusted Net Sales Total Bonus Pool (As a Percent of Target) Funding Range (Unweighted) <90% 0% 90% to <95% 25% to 55% 95% to <98% 55% to 85% 98% to <102% 85% to 115% 102% to <105% 115% to 135% 105%+ 135% to 155% The Compensation Committee further set the following funding schedule for all three human capital scorecard metrics. Funding Achievement (Unweighted) Extraordinary results; clearly and consistently 120% exceeding goals Overall target generally achieved, including 80% to 100% all/most of key tasks consistently achieved Under achievement of targets 0% to 60% Under our 2021 Annual Bonus Plan, the performance metrics have the following weights in determining Total Bonus Pool Funding: Adjusted EPS Adjusted Net Sales Human Capital Scorecard DE&I 5% 40% 45% Engagement and Retention 5% Environmental 5% Total: 15% For 2021, our performance against target financial metrics was as follows: Adjusted EPS Adjusted Net sales (40% weighting) (45% weighting) Target Achieved Funding Range Target Achieved Funding Range (% to plan) (% to plan) $1.55 $1.63 135% to 155% $11.30 $11.65 115% to 135% (105%) billion billion (103%) 75 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 21 CHKSUM Content: 40204 Layout: 10258 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

For 2021, our funding ranges based on performance against our human capital scorecard metrics was as follows: Metric Target Score Funding Range (Unweighted) DE&I Gender Metric: 41.5% 41.1% 0% to 60% Multicultural Metric: 21.6% 22.2% Underachievement of Target Engagement & Conduct employee Target Achieved 80% to 100% Retention engagement survey; execute actions Measure retention for key roles; meet target retention rate Environmental Renewable Energy 72% 80% to 100% Goal: increase to 70% Carbon Footprint Goal: 53.7k tons decrease to 55k tons Target Achieved Based on performance against our financial, operational, and human capital targets, the weighted range for Annual Bonus Plan funding was 119% to 136%. In accordance with the terms of the plan and after taking into consideration the Company’s overall performance, including against quality objectives, our Chief Executive Officer recommended, and our Compensation Committee approved, funding the 2021 Total Bonus Pool at 119%. Total Bonus Pool Funding(1) 119% (1) 2021 Total Bonus Pool funding is composed of: • 115% to be allocated, as described below, to all participating units; and • 4% funding budgeted and allocated to bonus‐eligible employees at all levels of BSC, whose Individual Performance Percentages were above 100% due to their 2021 performance, in accordance with the Plan. Funded Total Bonus Pool Allocated to Participating Units Under the 2021 Annual Bonus Plan, the Total Bonus Pool, as funded, is allocated by the Compensation Committee to each participating regional, business, and functional unit taking into consideration our Chief Executive Officer’s recommendations in light of that participating unit’s performance measured against its operational and/or financial performance metric targets (and other factors the Compensation Committee deems appropriate), thereby incentivizing and rewarding each participating unit’s performance contributions. Our NEOs received their 2021 Annual Bonus Plan awards from allocation of the funded Total Bonus Pool to our Interventional Cardiology funding unit for Mr. Fitzgerald; Peripheral Interventions, Latin America, and Canada funding units for Mr. Mirviss; Endoscopy, Urology/Pelvic Health and corporate funding units for Mr. Pierce; and our corporate funding unit for Messrs. Mahoney and Brennan. Individual Target Award Opportunity Each executive’s target award opportunity under the Annual Bonus Plan is expressed as a percentage of his or her annual base salary and is determined based on the scope of the executive’s responsibilities. For 2021, our Compensation Committee maintained the target award opportunities for our 2020 NEOs in 2021. The following table shows target award opportunities in 2021 for our NEOs, and, for those NEOs who were also NEOs for 2020, 76 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 22 CHKSUM Content: 38307 Layout: 3103 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5 their target opportunities in 2020. The target award opportunities for Messrs. Brennan, Fitzgerald, Mirviss , and Pierce were based on the recommendations of our CEO, internal pay equity relative to our other executives, their impact and experience in their roles and external market data. Individual Target Award Opportunity (As a % of Annual Base Salary) Name 2020 2021 Michael F. Mahoney 150% 150% Daniel J. Brennan 85% 85% Joseph M. Fitzgerald 80% 80% Jeffrey B. Mirviss 70% 70% David A. Pierce — 75% Individual Performance Component After year end, individual performance is considered pursuant to the PDC process described in the “Performance Considerations” section above. Based on the performance assessment rating under our annual PDC process, an individual performance multiplier from 0% to 150% is applied to an executive’s funded Annual Bonus Plan award to determine the actual amount to be paid. Final payout for each executive may therefore range from 0% to 225% of target, as the product of the funded award under Participating Unit performance percentage, ranging from 0% to 150% of target, and the individual performance multiplier, ranging from 0% to 150%. Our NEOs had certain performance objectives intended to support our strategic imperatives, as applicable to their roles, including (i) with respect to our NEOs who support corporate functions, those aimed at driving Company‐ level financial performance and human capital objectives, and (ii) with respect to Messrs. Fitzgerald, Mirviss and Pierce who each supports a business or businesses, those aimed at supporting business‐level financial, operational, and human capital performance objectives. The individual performance objectives discussed below represent factors that are considered by the Compensation Committee and our CEO in determining each NEO’s individual performance percentage. Further, no single factor is determinative or required to be considered. Named Executive Officer Individual Performance • Ensuring regional, business, and functional performance in challenging and unpredictable macroeconomic environment • Strengthening category leadership, expanding into high‐growth adjacencies, and diversifying portfolio • Driving global expansion • Driving profitability to fuel growth • Developing our people capabilities and our leadership pipeline Objectives: Michael F. Mahoney Notable accomplishments include meeting and exceeding financial and operational goals, despite macroeconomic challenges; completing significant business development and venture capital transactions in support of category leadership strategy; and executing important product milestones and launches. Mr. Mahoney ensured key leadership moves and continued talent development, to support engagement and retention in a difficult labor market environment, as well as the advancement of digital capabilities to support customer needs. He also made significant progress towards environmental sustainability goals and continued to strengthen the Company’s commitment to diversity, equity and inclusion. Assessment: 77 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 23 CHKSUM Content: 41962 Layout: 40101 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

Named Executive Officer Individual Performance • Driving functional performance • Maintaining best‐in‐class control environment • Achieving financial goals and implementing cost‐savings initiatives in challenging environment • Overseeing business development initiatives and supporting strategic transactions • Strengthening relationships with investors and analysts • Maintain excellent employee engagement and culture; advance diversity, equity, and inclusion goals Objectives: Daniel J. Brennan Notable accomplishments include achieving and exceeding financial goals in a challenging environment; successfully executing significant business development and venture capital transactions; and earning ratings agency upgrades. Mr. Brennan continued to ensure a best‐in‐ class control environment and maintained the Company’s strong relationships with investors and analysts, including executing a successful Investor Day conference. He also maintained excellent employee engagement and culture within the global finance organization, and drove improvements in diversity, equity, and inclusion for the finance organization and the Company as a whole. Assessment: • Driving business performance for Interventional Cardiology • Achieving key product development milestones • Effectively executing product launches • Enhancing organizational capabilities and developing key talent Objectives: Joseph M. Fitzgerald Notable accomplishments include achieving key regulatory, clinical, and commercial milestones; playing a critical role in design and development of newly formed Cardiology Group to better serve customers and patients; and making tough, but necessary, decisions related to product development to ensure long‐term success of the business. Mr. Fitzgerald also drove digital innovation and continued to develop key talent and to build a diverse leadership pipeline. Assessment: • Driving business performance for Peripheral Interventions • Achieving key product milestones • Effectively executing product launches • Leading Government Affairs and certain regional organizations • Enhancing organizational capabilities and developing key talent Objectives: Jeffrey B. Mirviss Notable accomplishments include achieving key regulatory, clinical, and commercial milestones; achieving strong financial results, including management of costs; driving excellent engagement and inclusive environment within Peripheral Interventions; and building a diverse leadership pipeline. Mr. Mirviss also provided effective oversight of our Latin America, Canada, and Government Affairs teams Assessment: 78 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 24 CHKSUM Content: 19464 Layout: 43522 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

Named Executive Officer Individual Performance Short-term Incentive Awards Paid to Our NEOs Under Our 2021 Annual Bonus Plan Individual Target Award Participating Opportunity Unit Individual 2021 Actual (As a % of Annual 2021 Performance Performance Actual Bonus as % of Name Base Salary) Target Award Percentage Percentage(1) Plan Award(1) Target Michael F. Mahoney 150% $2,040,000 115% 100% $2,346,000 115% Daniel J. Brennan 85% $ 595,000 115% 100% $ 684,000 115% Joseph M. Fitzgerald 80% $ 564,000 130% 115% $ 843,000 150% Jeffrey B. Mirviss 70% $ 427,000 117% 115% $ 574,000 134% David A. Pierce 75% $ 454,000 115% 115% $ 597,000 132% (1) 2021 Target and Actual Bonus Plan Awards are rounded to the nearest thousand. Notable accomplishments include meeting and exceeding financial goals; successfully executing on product milestone and launch goals; supporting expansion in key regions; and strong support of diversity, equity and inclusion and environmental, social and governance efforts within MedSurg segment and the Company as a whole to achieve meaningful progress across critical pillars. Mr. Pierce also provided effective leadership of our sales enablement, market access and corporate marketing organizations and ensured development and execution of best‐ in‐class physician education program within the Endoscopy business. Assessment: • Driving business performance for MedSurg segment and Endoscopy business • Achieving key product milestones • Effectively executing product launches • Leading marketing center of excellence • Enhancing organizational capabilities and developing key talent Objectives: David A. Pierce 79 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 25 CHKSUM Content: 16864 Layout: 45423 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

Performance-Based RSUs: Relative TSR (25%) Performance-Based RSUs: Adjusted Free Cash Flow (25%) Service-Based: RSUs (25%) Service-Based: Non-Qualiied Stock Options (25%) Long-Term Incentive Compensation Elements 80 Our Compensation Committee annually reviews the design of our Long‐Term Incentive Program (LTI Program) to help ensure that the program continues to support our executive compensation philosophy and core compensation program objectives. In setting the design for 2021, our Compensation Committee retained the mix of equity award opportunities for our executives under our prior LTI Program that were designed to further reinforce “pay for performance” and align the interests of our executives and their compensation with important Company financial measures and the long‐term interests of our stockholders. The key features and objectives of each equity vehicle are summarized in the table below. Long-Term Incentives Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 26 CHKSUM Content: 50465 Layout: 62802 Graphics: 10800 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps, 3423-2_long_term_F.eps V1.5

Performance-Based RSUs (50% of total mix) 50% Relative TSR; 50% Adjusted Free Cash Flow Performance‐based RSUs are intended to complement the performance orientation of our other equity vehicles — which are linked to the appreciation of our share price — and further align the interests of our shareholders and executives. This linkage is achieved by tying vesting opportunities to the attainment of goals that are leading indicators of our financial health and ability to create substantial value for our shareholders. At this time, the Compensation Committee believes that adjusted free cash flow and relative TSR are the best measures of long‐term success, as they promote strong capital discipline, prioritize sustainable value creation, and align the interests of our executives and shareholders. Relative TSR Payout Curve Payout Performance (% of Target) >=80th percentile 200% 50th percentile 100% 30th percentile 40% <30th percentile 0% 100% Relative TSR Achievement RSU Payout Percentage 75% 50% 25% 0% 0% 50% 150% 200% 100% Relative TSR RSUs(1) Relative TSR performance‐based RSUs align the interests of our executives and shareholders by measuring our total value creation against the S&P 500 Healthcare Index, which includes the majority of our peer companies, and encourages our executives to think like owners and make long‐term oriented decisions. Performance is measured across three years, and shares vest between 0% and 200% of target based upon actual achievement. For 2021 TSR RSUs, the performance schedule was as follows: • Participants earn 40% of the relative TSR RSUs if our performance is at the 30th percentile of the index (our payout threshold value). • All shares are forfeited for performance below the 30th percentile, and a maximum of 200% of shares are earned for achievement at or above the 80th percentile. • Payouts are linearly interpolated between points on the payout grid. • Awards typically vest upon satisfaction of both performance and service criteria at the end of the three‐year performance period. Free Cash Flow Payout Curve Payout Performance (% of Target) >=125% of plan 150% 110% of plan 120% 100% of plan 100% 90% of plan 80% 50% of plan 25% <50% of plan 0% 150% 125% 125% 100% 100% FCF Performance vs. Plan 75% 75% 50% RSU Payout Percentage 50% 25% 0% 25% Free Cash Flow RSUs(1)(2) Adjusted FCF performance‐based RSUs, in conjunction with the measures in our annual incentive plan, align executive compensation opportunities with achievement of a key objective in the Company’s internal financial plan and an important area of focus for stockholders. The performance period of one year maximizes our nimbleness in a highly variable operating environment, while the three‐year service criteria (inclusive of the performance period) promotes a long‐term orientation and retention. In 2021, our Adjusted Free Cash Flow target goal was $1.9 billion, which aligned with the Board‐approved 2021 internal cash flow plan. • Participants earn 25% of the FCF RSUs if our performance is at 50% of plan. • All shares are forfeited for performance below 50% of plan, and a maximum of 150% of shares are earned for achievement at or above 125% of plan. • Payouts are linearly interpolated on the payout grid. • Any shares earned vest in full three years following the grant date. 81 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 27 CHKSUM Content: 12041 Layout: 14076 Graphics: 16227 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_free_cash_L.eps, 3423-2_relative_tsr_L.eps V1.5

Service-Vesting Equity Vehicles (50% of total mix)(1) 50% Service-Based RSUs; 50% Non-Qualified Stock Options Service-Based RSUs Service‐based RSUs reinforce pay for performance by linking the ultimate value of the award to performance of our stock. The vesting period acts as a retention tool and promotes executive long‐term share owner perspective. • For awards granted in 2021, RSUs vest in four equal annual installments subject to continued service o Service‐based DSUs granted under programs prior to 2019 vested in five equal annual installments • Promote executive ownership and linkage to our share price Non-Qualified Stock Options Non‐qualified stock options represent the right to purchase our common stock at an exercise price equal to the closing price of our common stock on the date of grant. As such, executives only receive value to the extent that our share price increases through the exercise period. • Vest in four equal annual installments subject to continued service • Provide value only to the extent that our share price increases • Are exercisable from the vesting date through the tenth anniversary of the grant date 82 (1) We do not pay dividends on stock options, unvested Company performance‐based RSUs or service‐based RSUs. (2) Adjusted free cash flow is reported cash generated from operations, less capital expenditures and excludes cash flows associated with certain significant and unusual litigation, acquisition, divestiture, restructuring, debt extinguishment, tax‐related items, and other unusual items consistent with our non‐GAAP policy. For a reconciliation of this non‐GAAP financial measure to the most directly comparable GAAP financial measure and insight into how this non‐GAAP measure is considered by management, please see Annex A. For further discussion of the performance share programs for our Company performance‐based RSUs and the equity awards granted pursuant to our Long‐Term Incentive Plans (LTIPs) and a description of how we calculate adjusted free cash flow, please see the Executive Compensation sections titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2021 Total Shareholder Return Performance Share Program,” “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2021 Free Cash Flow Performance Share Program” and “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Amended and Restated 2011 Long-Term Incentive Plan” and Annex A. 2021 Long-Term Incentive Awards for Our NEOs In February 2021, our Compensation Committee approved the grant of long‐term equity incentive awards to our NEOs in the amounts in the following table, which were based on the target dollar values of the long‐term equity incentive awards for our NEOs considered by the Compensation Committee (see discussion of the target dollar values below). In approving the following grants, the Committee considered external market data and internal factors, including internal equity, performance, and potential. In evaluating internal equity between the CEO and non‐NEOs, the Committee focused, in particular, on competitive market data, and the Company’s organizational structure. Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 28 CHKSUM Content: 55212 Layout: 63922 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

Total Long-Term Target FCF Target TSR Incentive Performance-Based Performance-Based Stock Service-Based Award Target Name RSUs(1)(2) RSUs(1)(2) Options(1) RSUs(1) Value(3) Michael F. Mahoney 73,333 73,333 235,849 73,333 $11,000,000 Daniel J. Brennan 18,333 18,333 58,962 18,333 $ 2,750,000 Joseph M. Fitzgerald 16,666 16,666 53,602 16,666 $ 2,500,000 Jeffrey B. Mirviss 13,333 13,333 42,881 13,333 $ 2,000,000 David A. Pierce 13,333 13,333 42,881 13,333 $ 2,000,000 (1) Our NEOs’ 2021 long‐term equity incentive awards were granted as of February 17, 2021. The stock options have an exercise price of $37.50 per share, the closing price of our common stock on the date of grant. (2) The number of shares of our common stock issuable to our NEOs based on our performance under our FCF and TSR performance share programs for the periods ended December 31, 2021 is discussed below under the section titled “Company Performance-Based RSUs — Results for Performance Periods Ended December 31, 2021.” (3) Total Long‐Term Incentive Award Target Value is rounded to the nearest thousand. The numbers of FCF and TSR performance‐based RSUs and service‐based RSUs were calculated by dividing the target dollar value of those awards by the closing price of our common stock on the date of grant, and the numbers of stock options were determined by dividing the target dollar value of that award by the stock option value determined in accordance with FASB ASC Topic 718 Stock Compensation, as described in the footnotes to the Executive Compensation section titled “Summary Compensation Table”. Company Performance-Based RSUs — Results for Performance Periods Ended December 31, 2021 In February 2022, our Compensation Committee determined the number of restricted stock units earned pursuant to our performance‐based RSUs under the 2019 TSR Performance Share Program and the 2021 FCF Performance Share Program, presented in the table below. In commitment to our pay‐for‐performance philosophy, due to below‐threshold performance, the Compensation Committee determined that no shares would be awarded under our 2019 TSR Performance Share Program. Grant Year Performance Metric Achievement RSUs Earned (1) Target adjusted free cash flow is not prepared in accordance with GAAP. For a reconciliation of this non‐GAAP financial measure to the most directly comparable GAAP financial measure and insight into how this non‐GAAP measure is considered by management, please see Annex A. Michael F. Mahoney – 0 Daniel J. Brennan – 0 Joseph M. Fitzgerald – 0 Jeffrey B. Mirviss – 0 David A. Pierce – 0 44th relative to that of the other 55 companies in the S&P 500 Healthcare Industry Index (20th percentile) 0% of target TSR performance based RSUs earned TSR Percentile Performance Rank for the three‐year period ended December 31, 2021 2019 Michael F. Mahoney – 95,919 RSUs Daniel J. Brennan – 23,979 RSUs Joseph M. Fitzgerald – 21,799 RSUs Jeffrey B. Mirviss – 17,439 RSUs David A. Pierce – 17,439 RSUs All RSUs earned pursuant to our 2021 FCF Performance Share Program are subject to continued service until December 31, 2023. $2.192 billion or 115.4% of target(1) 130.8% of target FCF performance‐ based RSUs earned Adjusted FCF for the one‐ year period ended December 31, 2021 2021 83 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 29 CHKSUM Content: 3431 Layout: 60220 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

We also compensate our executives, including our NEOs, with indirect compensation, namely in the form of benefits and limited perquisites. Generally, our benefits and perquisites are targeted to be competitive relative to our peer group companies. The primary elements of and objectives for our NEOs’ 2021 indirect compensation are summarized below. General Employee Benefits We provide employee benefits to eligible employees, including our NEOs, to promote personal health and well‐ being and to provide certain financial security and protection upon retirement or in the event of death, disability or illness. As U.S.‐based employees, our NEOs are eligible to receive employee benefits under our U.S. employee benefits program, which consists of the following key elements that are generally the same as those provided to our other U.S. salaried employees: • health and welfare benefits, with a choice between a preferred provider model or a high‐deductible plan with a Health Savings Account (executives share costs within a range of approximately 20% to 35% depending upon the plan and coverage selected); • Company‐paid term life insurance policies that provide a benefit equal to base salary, with a minimum benefit of $50,000 and a maximum benefit of up to $1 million, payable upon death; and • a qualified 401(k) retirement plan with a Company match of 6% of eligible salary up to $290,000 in 2021 resulting in a maximum possible match of $17,400. In addition, our executive officers may participate in an annual executive level physical examination program that is designed to encourage the proactive management of executive health. In approving the program, the Compensation Committee considered the overall cost of the program (estimated to be less than $10,000 per participant) and the importance of good health to an executive’s ability to focus on the short and long‐term needs of the Company. Company‐paid term life insurance premium amounts (and related imputed income), Company matches of 401(k) Plan contributions for our NEOs, Company‐paid executive level annual physical examination costs, and certain other reimbursements in 2021 are reported in the footnotes to the Executive Compensation section titled “Summary Compensation Table.” Deferred Compensation Programs We maintain a Deferred Bonus Plan for certain of our management, including our NEOs, in order to provide them with the opportunity to defer up to 75% of their annual award under our Annual Bonus Plan until the earlier of termination of employment or an elected distribution date. For additional discussion of the Deferred Bonus Plan, please see the narrative to the Executive Compensation section titled “Nonqualified Deferred Compensation.” Relocation Program We provide tiered relocation benefits under our relocation program to eligible employees, including our NEOs, whom we request to move in connection with their current position or a promotion and for eligible new hires we require to move in connection with accepting a position with us. Our objectives in providing relocation benefits are to attract and redeploy top talent. We provide “tax gross‐ups” on applicable relocation benefits provided under our relocation program as we believe that this benefit is integral to the Company’s ability to attract and retain employees whose skill or knowledge enhance the Company’s competitive position. Participants are generally required to sign a reimbursement agreement that requires them to pay back expenses incurred by the Company for their relocation in the event that they voluntarily terminate their employment or are terminated for “cause” at a rate of 100% for termination within one year of the date on which payments were first made and 50% for termination following the first year but within two years of the date on which payments were first made. Primary Elements of Indirect Executive Compensation 84 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 30 CHKSUM Content: 55582 Layout: 8866 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

Personal Use of Aircraft Pursuant to Mr. Mahoney’s offer letter, he is permitted reasonable personal use of our corporate aircraft up to $100,000 per year in aggregate incremental cost to the Company. Our other executives are permitted limited personal use of our corporate aircraft with prior approval. These executives are personally taxed on their personal use of our corporate aircraft, and we do not provide them with income tax gross‐up payments. The aggregate incremental cost to the Company (and disallowed tax deductions of the Company) for our NEOs’ personal use of our corporate aircraft in 2021 is included in the footnotes to the Executive Compensation section titled “Summary Compensation Table.” Financial Planning We offer a financial planning perquisite for our executive officers, including our NEOs. The program provides financial counseling and planning, investment and retirement management, insurance planning, and income tax planning and preparation services through a single service provider for US‐based executive officers. Executive officers located outside of the United States will be eligible for reimbursement. In approving the program, the Compensation Committee considered the overall cost of the benefit, prevalence of the benefit in the market, and benefit to the Company of reducing potential distraction to executive officers of complex personal financial situations. Our Post-Employment and Change in Control Arrangements None of our NEOs has an employment agreement with the Company. However, we provide post‐employment and change in control payments and benefits to our executives under certain circumstances. We believe that offering our executives these payments and benefits facilitates the operation of our business, allows them to better focus their time, attention and capabilities on our business, and assists the Company in recruiting and retaining key executives. The primary elements of and objectives for our NEOs’ 2021 post‐employment and change in control agreements are summarized below. Executive Retirement Plan Our executives are eligible to participate in our defined benefit Executive Retirement Plan. For further discussion of our defined benefit Executive Retirement Plan, please see the narrative to the Executive Compensation section titled “Defined Benefit Retirement Plan.” Severance Plans We maintain severance plans for eligible employees, including our NEOs, under which participants are entitled to receive certain severance payments, subsidized COBRA health benefits and dental benefits for specified periods of time. For further discussion of our severance plans, please see the Executive Compensation section titled “Potential Payments Upon Termination or Change in Control — Severance Plans.” Change in Control Agreements We have entered into change in control agreements to our executives, including our NEOs, and other key employees (Change in Control Agreements). The possibility of a change in control and the uncertainty that it may raise among our executives as to their continued employment after or in connection with a change in control may result in their departure or distraction. Our objective in providing Change in Control Agreements is to retain and encourage the continued attention and dedication of our executives during a potentially critical time, even if they are concerned that their position will be eliminated after or in connection with the change in control. Our Change in Control Agreements require both a change in control and termination without cause or resignation for good Primary Elements of Post-Employment and Change in Control Arrangements 85 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 31 CHKSUM Content: 52034 Layout: 44185 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

reason within two years after the change in control event, commonly referred to as a “double‐trigger,” for cash payments to be made under the agreement and vesting to be accelerated under the agreements for equity awards where the surviving or acquiring entity substitutes or assumes outstanding equity awards. For further discussion of our Change in Control Agreements, other plans and arrangements under which a change in control and/or termination of employment triggers payments or benefits, and potential payments to our NEOs under the foregoing, please see the narrative and tables in the Executive Compensation section titled “Potential Payments Upon Termination or Change in Control — Change in Control Agreements.” Clawback Policy Our Compensation Committee has adopted a policy regarding the recovery or adjustment of short‐term incentive awards paid to an executive in the event relevant Company performance measures are restated in a manner that would have reduced the size of a previously granted award. In such an event, and to the extent permitted by applicable law, the Company would seek to recover the amount of the short‐term incentive award paid to such executive that was in excess of the amount that would have been awarded based on the restated financial results, subject to and in accordance with the terms of the policy. Our Compensation Committee monitors regulatory developments with respect to applicable executive compensation recovery policies required by the Dodd‐Frank Wall Street Reform and Consumer Protection Act and it expects to consider such changes to the Company’s current recovery policy as are necessary to comply with final rules (and related guidance, if any) to be issued by the SEC in accordance with such act. Our Compensation Committee has also adopted a policy regarding the recovery of certain short‐ and long‐term incentive compensation awards paid or granted to an executive in the event of executive misconduct or gross dereliction of duty that resulted in a material violation of Company policy and caused significant harm to the Company. In such an event, and to the extent permitted by applicable law, the Company may seek reimbursement of all or a portion of cash incentive compensation awards paid within a certain time period and/or recovery of all or a portion of equity incentive awards granted to such executive over which the Company retains control, subject to and in accordance with the terms of the policy. Both policies described above are only applicable to awards made after the adoption of the relevant policy. For a discussion of other recovery and forfeiture provisions relating to incentive compensation awards and other benefits provided to our executives, please see the section titled “Relocation Program” above, and the Executive Compensation sections titled “Retirement Plan Benefits” and “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.” Executive Stock Ownership Guidelines Our executives are required to have a significant personal investment in the Company through their ownership of shares of our common stock. Our Board has set stock ownership guidelines for executives, including our NEOs, as a number of shares of Company stock equal in value to at least the following amounts: • CEO: six times annual base salary; and • All other executives: three times annual base salary. Executives are required to comply with the guidelines at all times. However, if at any time an executive’s ownership does not meet or exceed the guideline, he or she is expected to retain ownership of at least fifty percent of net shares with respect to each vesting of an equity award or stock option exercise until the guideline is met or exceeded. For purposes of satisfying the guidelines, shares owned outright, shares held in company benefit plans and the intrinsic value of vested “in‐the‐money” stock options are included in the aggregate number of shares held by an executive. Unvested equity award shares (including service‐based RSUs and performance‐based RSUs) and unvested stock options are not included in the aggregate number of shares held by an executive. The Nominating 86 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 32 CHKSUM Content: 18898 Layout: 32424 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 and Governance Committee monitors compliance with these guidelines on an annual basis. [As of December 31, 2020, our CEO and other NEOs were in compliance with these guidelines.] No Tax Gross-Ups (other than for Relocation Benefits) The Company does not provide tax gross‐ups for our executives, except for relocation benefits because the benefit generally applies to all employees eligible to receive relocation benefits, including our executives, and the Compensation Committee believes it is integral to the Company’s ability to attract and redeploy employees whose skill or knowledge enhance the Company’s competitive position. Our Equity Award Grant Policy and Practices Under our Equity Award Grant Policy, grants of equity awards to our executives are approved and effective as follows: • Annual equity awards (if any) for our employees, including our executives, are generally approved by our Compensation Committee at a regularly scheduled meeting. Such awards are effective on the date of approval or, for administrative reasons, shortly thereafter. • New hire, promotion, retention and other special or ad hoc awards for our executive officers are generally approved by our Compensation Committee. New hire or promotion awards for executive officers are effective on the first trading day of the month following both the date of hire or promotion and the date of approval. Retention and other special or ad hoc awards for our executive officers are effective on the first trading day of the month following approval. • Stock options are granted with an exercise price equal to the closing price of our common stock on the date of grant. Accounting Considerations The Company accounts for stock‐based compensation in accordance with FASB ASC Topic 718, Stock Compensation, which requires the Company to recognize compensation expense for share‐based payments (including stock options and other forms of equity compensation). FASB ASC Topic 718 is taken into account by the Compensation Committee in determining to use a portfolio approach to equity grants, awarding both stock options and DSUs. Prohibition on Pledging and Hedging the Economic Value of our Common Stock Our executives, including our NEOs, and our directors, are prohibited from speculating in the Company’s securities, engaging in transactions designed to “hedge” the value of our common stock, and pledging their common stock as collateral for a loan. Examples of hedging and pledging transactions specifically covered by the policy include zero‐cost collars and forward sale contracts, and use of stock as margin to secure borrowings, respectively. To facilitate the implementation of this prohibition, excluded from the policy’s general prohibition on hedging and pledging arrangements are shares held by directors that were subject to hedging or pledging arrangements as of December 31, 2010, and do not in the aggregate for all directors amount to more than 3.5% of the Company’s then outstanding shares. None of our executives or directors is engaged in hedging or pledging arrangements related to the Company’s securities. 87 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 33 CHKSUM Content: 575 Layout: 10412 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

With the assistance of the senior members of our Global Compensation and Benefits organization, certain senior executive officers and the Compensation Committee’s independent compensation consultant, Semler Brossy, in February 2022 the Compensation Committee reviewed a risk assessment of our compensation programs and policies to determine if the provisions and operations of our programs create undesired or unintentional risk of a material nature. Our risk assessment included two work streams — one focused on reviewing areas of enterprise risk and the other focused on identifying compensation design risk. Our enterprise risk analysis examined the types and magnitudes of risks our business areas present to the Company so that the Committee could assess the extent to which our compensation programs may mitigate or exacerbate these risks. Our compensation design risk analysis, which was conducted by management and reviewed by Semler Brossy, examined the potential risks in the design of our performance‐based incentive compensation arrangements. As part of this assessment, we analyzed the mix of fixed and variable compensation; the mix of short‐ and long‐term compensation; the mix of long‐term equity incentives; performance metric mix; weighting, measurement and payout timing; discretion and caps on short‐ term incentives; award size, vesting schedules and performance and other terms of long‐term equity incentives; and other incentive opportunities and their features. We also analyzed our recovery of incentive awards policy, executive stock ownership guidelines and hedging and pledging prohibitions. Finally, we evaluated on a combined basis the results of the enterprise and compensation risk assessments, on a business area‐by‐business area basis. The Compensation Committee reviewed and discussed the findings of this analysis with management and concluded that it continues to believe that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. 88 RISK ASSESSMENT OF OUR COMPENSATION PROGRAMS Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 34 CHKSUM Content: 52589 Layout: 2945 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis contained in this Proxy Statement with management and, based on such review and discussions, the Compensation Committee has approved the inclusion of the Compensation Discussion & Analysis in this Proxy Statement and in the Company’s Annual Report on Form 10‐K for the fiscal year ended December 31, 2021 for filing with the SEC. This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Boston Scientific filing with the SEC, except to the extent that Boston Scientific specifically incorporates this Report by reference into another Boston Scientific filing. THE COMPENSATION COMMITTEE Donna A. James, Chair Nelda J. Connors Yoshiaki Fujimori Edward J. Ludwig 89 COMPENSATION COMMITTEE REPORT Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ia | Sequence: 35 CHKSUM Content: 17014 Layout: 10057 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Summary Compensation Table The table below summarizes the total compensation for each of our named executive officers for the years ended December 31, 2021, 2020 and 2019. For a narrative description of material factors helpful to understand the information disclosed in the table below for 2021, please see the Compensation Discussion & Analysis and the narrative to this table. Change in Pension Value and Nonqualified Non-Equity Deferred Stock Option Incentive Plan Compensation All Other Salary Awards Awards Compensation Earnings Compensation Total Name and Principal Position Year ($)(1) ($)(2) ($)(3) ($)(4) ($)(5) ($)(6) ($) Michael F. Mahoney 2021 1,344,329 9,126,292 2,749,999 2,346,000 360,000 137,419 16,064,039 Chairman of the Board, 2020 666,878 8,395,367 2,749,991 1,485,000 399,686 76,873 13,773,795 President and 2019 1,274,740 9,087,249 2,699,992 1,996,800 409,290 296,069 15,764,140 Chief Executive Officer Daniel J. Brennan 2021 692,183 2,281,542 687,497 684,250 59,859 24,496 4,429,827 Executive Vice President and 2020 560,422 1,907,997 624,992 455,206 99,172 21,204 3,668,993 Chief Financial Officer 2019 655,437 1,977,244 587,497 583,482 190,385 37,241 4,031,286 Joseph M. Fitzgerald 2021 699,130 2,074,084 624,999 843,180 44,951 23,191 4,309,535 Executive Vice President and 2020 568,679 1,907,997 1,624,991 414,010 59,902 22,754 4,598,333 President, Cardiology 2019 667,416 2,103,497 624,989 546,760 60,063 22,732 4,025,457 Jeffrey B. Mirviss(7) 2021 598,249 1,659,292 499,992 573,546 89,981 35,085 3,456,145 Executive Vice President and 2020 495,001 1,450,047 474,996 350,179 155,410 30,563 2,956,196 President, Peripheral Interventions David A. Pierce(7) 2021 599,127 1,659,292 499,992 597,476 44,977 25,551 3,426,415 Executive Vice President and President, MedSurg and President, Endoscopy (1) The amounts in this column for 2021 reflect an amount calculated by prorating the prior year’s base salary until late May, and then the 2021 base salary, for the remainder of the year. The amounts in this column for 2019 and 2020 reflect an amount calculated by prorating the prior year’s base salary until late February, and then 2019 and 2020 base salaries, respectively, for the remainder of the year. Due to temporary reductions in base salary made in response to the uncertainty surrounding the COVID‐19 pandemic and its impact on operations, the amounts in this column for 2020 reflect an amount calculated by prorating the individual’s 2019 salary from January 1, 2020 through February 16, 2020; then prorating the regular 2020 base salary and temporarily reduced base salary amounts for the applicable periods throughout the year. For each year, these figures differ from those in the Compensation Discussion & Analysis, which lists amounts approved by the Compensation Committee for 2021. (2) The amounts included in the “Stock Awards” column represent the aggregate grant date fair value of all service‐based and Company performance‐based RSUs granted in 2021, 2020 and 2019 under our 2011 LTIP, as effective on the respective dates of grant. These values have been determined in accordance with FASB ASC Topic 718. The attainment of the performance‐based RSUs awarded to our NEOs in 2021 is based on either (i) the Total Shareholder Return (TSR) of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Healthcare Index over a three‐year performance and service period, or (ii) our adjusted free cash flow over a one‐year performance period measured against our 2021 internal financial plan for the same period, subject to the satisfaction of the service criteria over a three‐year period (inclusive of the performance period). For additional information with respect to these Company performance‐based RSUs, including the vesting thereof, please see the sections titled “2021 Total Shareholder Return Performance Share Program” and “2021 Free Cash Flow Performance Share Program” in the narrative to this table. 90 EXECUTIVE COMPENSATION Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 1 CHKSUM Content: 46705 Layout: 50675 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

We determined the grant date fair value of the 2021 TSR performance‐based RSUs using a Monte Carlo simulation methodology, utilizing the following key assumptions: Stock price on date of grant $37.50 Risk‐free rate 0.20% Measurement period (in years) 2.87 The TSR performance metric for the 2021 TSR performance‐based RSUs is a market condition as defined under FASB ASC Topic 718. Because these awards do not have performance conditions as defined under FASB ASC Topic 718, such awards have no maximum grant date fair values that differ from the fair values presented in this Summary Compensation Table. The grant date fair value of the 2021 FCF performance‐based RSUs was determined based on management’s evaluation of the Company’s 2021 internal financial plan for adjusted free cash flow, assuming target achievement of the adjusted free cash flow performance criteria and utilizing the closing price of our common stock on the date of grant. The fair values of the 2021 target FCF performance‐based RSUs at the grant date assuming achievement of the highest level of performance (as required to be disclosed by the SEC), which assumes actual adjusted free cash flow for 2021 at or above 125% of the Company’s 2021 internal financial plan, are as follows: $4,124,981 for Mr. Mahoney’s award, $1,031,231 for Mr. Brennan’s award, $937,463 for Mr. Fitzgerald’s award, $749,981 for Mr. Mirviss’ award, and $749,981 for Mr. Pierce. We value service‐based RSUs based on the closing price of shares of our common stock on the date of grant. For more information regarding the stock awards we granted in 2021, please see the Grants of Plan‐Based Awards table. For a more detailed description of the assumptions used in determining grant date fair values of RSUs granted in 2021, please see NoteL—Stock Ownership Plans to our 2020 consolidated financial statements included in Item 8 of our Annual Report on Form 10‐K for the year ended December 31, 2021. (3) The amounts included in the “Option Awards” column represent the aggregate grant date fair value of all stock options granted during each of 2021, 2020 and 2019 under our 2011 LTIP, as effective on the respective date of grant. These values have been determined in accordance with FASB ASC Topic 718. For a description of the assumptions used for purposes of determining grant date fair value of stock options granted in 2021, please see NoteL—Stock O wnership Plans to our 2021 consolidated financial statements included in Item 8 of our Annual Report on Form 10‐K for the year ended December 31, 2021. For more information regarding the stock option awards we granted in 2021, please see the Grants of Plan‐Based Awards table. (4) Amounts in the “Non‐Equity Incentive Plan Compensation” column represent cash awards made under our Annual Bonus Plan to our NEOs paid in February of the following year. Such amounts may be deferred under the Deferred Bonus Plan. For further information regarding the 2021 Annual Bonus Plan awards, please see the Compensation Discussion & Analysis section titled “Short-Term Incentives,” the narrative to this table, and “Nonqualified Deferred Compensation”. (5) The amounts shown in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect the change in the actuarial present value of the accumulated benefit under our Executive Retirement Plan for each retirement plan measurement date used for financial statement reporting purposes with respect to the Company’s audited financial statements as compared to the prior retirement plan measurement date. Please see the narrative and related footnotes to the table in the section titled “Defined Benefit Retirement Plan” for more information regarding the accrued benefits for each NEO under this plan. No amount is included with respect to nonqualified deferred compensation earnings because there were no above‐market or preferential earnings on nonqualified deferred compensation. 91 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 2 CHKSUM Content: 62366 Layout: 48699 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

(6) The amounts shown for 2021 in the “All Other Compensation” column are composed of the following components: Match Term (401(k) Life Financial Total All Plan) Aircraft Insurance Planning Other Other Name ($)(a) ($)(b) ($)(c) (d) ($)(e) Compensation($) Michael F. Mahoney 17,400 98,457 5,694 12,500 3,368 137,419 Daniel J. Brennan 17,400 — 3,860 — 3,236 24,496 Joseph M. Fitzgerald 17,400 — 3,903 — 1,888 23,191 Jeffrey B. Mirviss 17,400 — 3,297 12,500 1,888 35,085 David A. Pierce 17,400 3,308 — 4,843 25,551 (a) The amounts shown in this column represent matching contributions made by the Company for each NEO under our 401(k) Retirement Savings Plan. All individual and matching contributions to the 401(k) Retirement Savings Plan are fully vested upon contribution. (b) Pursuant to Mr. Mahoney’s offer letter, he is permitted reasonable personal use of our corporate aircraft up to $100,000 per year in aggregate incremental cost to us, but he is not entitled to reimbursement by us for any taxes resulting from imputed income attributable to his personal use of the corporate aircraft. In light of the fact that Mr. Mahoney’s travel plans are subject to change on short notice, the Company has agreed that he may use our corporate aircraft in connection with his service on the board of directors of Baxter International, Inc. so long as he fully reimburses us for the incremental costs associated with such travel or such costs are counted against his annual personal use amount. The amount reflected in the “Aircraft” column represents the aggregate incremental costs to us for personal use by the NEO of our corporate aircraft, as well as any incremental costs associated with persons accompanying such officer on business travel. We calculate the incremental cost to us by dividing the total annual variable operating costs for the corporate aircraft by the number of in‐flight hours during the year. The resulting dollar per hour amount is then multiplied by the number of hours flown for personal use by the executive officer during the year, including the “dead head” costs of flying the aircraft to and from locations for personal use. Our corporate aircrafts are used predominantly for business travel. We do not include the fixed operating costs, such as pilot salary, general taxes and insurance, in the incremental cost calculation. The incremental cost does not include amounts attributable to the NEO for increased income taxes we incurred in 2021 as a result of disallowed deductions related to personal use under Internal Revenue Service rules. For 2021, the reflected amounts exclude $750,687 of disallowed corporate income tax deductions attributable to the personal use of the corporate aircraft during the year by Mr. Mahoney. Mr. Mahoney was taxed on the imputed income attributable to his respective personal use of the corporate aircraft and did not receive tax assistance from the Company with respect to this amount. (c) Amounts in the “Term Life Insurance” column consist of premiums and the imputed income for Company‐paid term life insurance attributable to our NEOs. For Messrs. Mahoney, Brennan, Fitzgerald, Mirviss, and Mr. Pierce, the premium paid was $792, $548, $554, $474, and $475 respectively. (d) Amounts in the “Financial Planning” column reflect fees paid to a service provider for financial planning. In November 2019, our Compensation Committee approved a financial planning perquisite for our executive officers, including our NEOs. The program provides financial counseling and planning, investment and retirement management, insurance planning, and income tax planning and preparation services through a single service provider for US‐based executive officers. Executive officers located outside of the United States will be eligible for reimbursement. In approving the program, the Compensation Committee considered the overall cost of the benefit, prevalence of the benefit in the market, and benefit to the Company of reducing potential distraction to executive officers of complex personal financial situations. (e) Amounts in the “Other” column consist of the costs of miscellaneous gifts/prizes and annual physical examinations, where applicable. (7) Mr. Pierce was not a NEO during 2019 or 2020, and Mr. Mirviss was not a NEO during 2019. In accordance with SEC rules, we are reporting data only for the fiscal year(s) in which the individual was a NEO. 92 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 3 CHKSUM Content: 15842 Layout: 46003 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

Grants of Plan-Based Awards The table below presents information regarding awards under the Company’s 2021 Annual Bonus Plan and 2011 LTIP, including those pursuant to the Company’s 2021 Performance Share Programs, during the year ended December 31, 2021. For a description of material factors helpful for an understanding of the information in the table below, please see the Compensation Discussion & Analysis and the narrative to this table. All Other Grant Stock Date Awards: All Other Fair Number Option Exercise Value of Awards: or Base of Estimated Future Payouts Estimated Future Payouts Shares Number of Price Stock under Non-Equity Incentive under Equity Incentive of Stock Securities of and Plan Awards(1) Plan Awards(2) or Underlying Option Option Grant Date Threshold Target Maximum Threshold Target Maximum Units Options Awards Awards Name Date(3) Approved ($) ($) ($) (#) (#) (#) (#)(4) (#)(4) ($/Sh) ($)(5) Michael F. Mahoney 0 2,040,000 4,590,001 2/17/2021(6) 2/9/2021 29,333 73,333 146,666 3,626,317 2/17/2021(7) 2/9/2021 18,333 73,333 109,999 2,749,988 2/17/2021(8) 2/9/2021 73,333 2,749,988 2/17/2021(8) 2/9/2021 235,849 $37.50 2,749,999 Daniel J. Brennan 0 595,000 1,338,750 2/17/2021(6) 2/9/2021 7,333 18,333 36,666 906,567 2/17/2021(7) 2/9/2021 4,583 18,333 27,499 687,488 2/17/2021(8) 2/9/2021 18,333 687,488 2/17/2021(8) 2/9/2021 58,962 $37.50 687,497 Joseph M. Fitzgerald 0 564,000 1,269,000 2/17/2021(6) 2/9/2021 6,666 16,666 33,332 824,134 2/17/2021(7) 2/9/2021 4,166 16,666 24,999 624,975 2/17/2021(8) 2/9/2021 16,666 624,975 2/17/2021(8) 2/9/2021 53,602 $37.50 624,999 Jeffrey B. Mirviss 0 427,000 960,750 2/17/2021(6) 2/9/2021 5,333 13,333 26,666 659,317 2/17/2021(7) 2/9/2021 3,333 13,333 19,999 499,988 2/17/2021(8) 2/9/2021 13,333 499,988 2/17/2021(8) 2/9/2021 42,881 $37.50 499,992 David A. Pierce 0 453,750 1,020,938 2/17/2021(6) 2/9/2021 5,333 13,333 26,666 659,317 2/17/2021(7) 2/9/2021 3,333 13,333 19,999 499,988 2/17/2021(8) 2/9/2021 13,333 499,988 2/17/2021(8) 2/9/2021 42,881 $37.50 499,992 (1) The amounts in these columns reflect target and maximum payouts under the 2021 Annual Bonus Plan. There is no threshold‐level payout under the 2021 Annual Bonus Plan. The maximum possible payout under the 2021 Annual Bonus Plan is 225% of the target payout, representing the product of (i) a maximum of 150% of the target payout based on Company performance metrics and (ii) a maximum of 150% of the target payout based on individual performance objectives. The actual amount earned by each NEO under the 2021 Annual Bonus Plan is reported under the “Non‐Equity Incentive Plan Compensation” column in the Summary Compensation Table. For additional information about our 2021 Annual Bonus Plan and a discussion of how these amounts are determined, please see the Compensation Discussion & Analysis section titled “Short-Term Incentives” and the section titled “2021 Annual Bonus Plan” in the narrative to this table. (2) The amounts in these columns reflect threshold, target and maximum share issuance under our 2021 Total Shareholder Return Performance Share Program (2021 TSR PSP) and 2021 Free Cash Flow Performance Share Program (2021 FCF PSP). The target performance‐based RSUs awarded under these programs were granted to our NEOs in February 2021 as part of our annual review process and were awarded under our 2011 LTIP, as effective on the date of grant. For additional details regarding the awards to our NEOs pursuant to our 2021 TSR PSP and 2021 FCF PSP, please see footnotes 5 and 6 to this Grants of Plan‐Based Awards table, respectively. (3) The Compensation Committee took action to grant the awards in this table on February 9, 2021, and determined that the awards should be granted as of February 17, 2021. 93 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 4 CHKSUM Content: 31040 Layout: 63677 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

(4) The amounts in these columns reflect the number of service‐based RSUs and stock options granted to our NEOs under our 2011 LTIP as effective on the date of grant during 2021. (5) The amounts in this column have been determined in accordance with FASB ASC Topic 718. See footnotes 2 and 3 to the Summary Compensation Table for a description of the assumptions used in determining the grant date fair value of these awards. (6) These awards were granted pursuant to our 2021 TSR PSP. The threshold award level represents the minimum share issuance for each award that a participant may receive based on performance, which is 40% of the target TSR performance‐based RSUs awarded under the program. The maximum share issuance for each award is 200% of the target TSR performance‐based RSUs awarded under the 2021 TSR PSP. For additional information about our 2021 TSR PSP and a discussion of how these amounts are determined, please see the section titled “2021 Total Shareholder Return Performance Share Program” in the narrative to this table. (7) These awards were granted pursuant to our 2021 FCF PSP. The threshold award level represents the minimum share issuance for each award that a participant may receive based on performance, which is 25% of the target FCF performance‐based RSUs awarded under the program. The maximum share issuance for each award is 150% of the target FCF performance‐based RSUs awarded under the 2021 FCF PSP. For additional information about our 2021 FCF PSP and a discussion of how these amounts are determined, please see the section titled “2021 Free Cash Flow Performance Share Program” in the narrative to this table. (8) These awards were granted as part of our annual review process and awarded under our 2011 LTIP, as effective on the respective date of grant. Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table The following provides information about the terms of our 2021 Annual Bonus Plan, 2021 Performance Share Programs and our 2011 LTIP, pursuant to which our NEOs were awarded short‐ and long‐term incentive compensation, as applicable and detailed in the tables above. For additional information regarding the application of these plans and programs to our NEOs in 2021, please see the Compensation Discussion & Analysis. Our 2021 Annual Bonus Plan is administered by our Compensation Committee. The plan year for our 2021 Annual Bonus Plan ran from January 1, 2021 to December 31, 2021. Generally, all U.S. salaried employees not eligible for commissions under sales compensation plans and certain international employees selected for participation were eligible to participate in our 2021 Annual Bonus Plan, provided they had at least two full months of service during the plan year. Participants generally must be employed with us on the date payments are made in order to receive awards under the plan. However, in the event of death or retirement or certain involuntary terminations without cause, in each case, as described in the 2021 Annual Bonus Plan, participants may receive their performance incentive awards for the year on a prorated basis based on the percentage of the year the participant was employed by us and eligible to participate. Participants who have at least two months of eligibility, but less than a full year, similarly may receive awards under the 2021 Annual Bonus Plan on a prorated basis. Target Incentive Award Opportunity Each participant is provided with a target incentive award opportunity under the 2021 Annual Bonus Plan expressed as a percentage of his or her base salary. For a discussion of the 2021 target incentive award opportunities for our NEOs, please see the Compensation Discussion & Analysis sections titled “Individual Target Incentive Award Opportunity” and “2021 Annual Bonus Plan Awards Paid to Our NEOs.” Company Performance Funds Total Bonus Pool Company Performance Metrics and Weighting. Under the 2021 Annual Bonus Plan, after year‐end, a single Company‐wide annual bonus pool (Total Bonus Pool) is funded based on the Company’s performance measured against important Company‐level financial performance metric targets. For 2021, our Compensation Committee selected adjusted EPS and adjusted net sales as our Company‐level financial performance metrics, weighted at 40% and 45% respectively. The Compensation Committee also added a human capital scorecard, consisting of diversity, equity & inclusion (DE&I), environmental and employee engagement and retention metrics, with a total weighting of 15%, with each component given a 5% weighting. 2021 Annual Bonus Plan 94 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 5 CHKSUM Content: 43973 Layout: 57664 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

Company Metrics Defined. For purposes of our 2021 Annual Bonus Plan: (i) adjusted EPS equals adjusted net income (loss) divided by weighted average shares outstanding for the performance year (adjusted net income (loss) equals GAAP net income (loss) excluding certain charges (credits) from GAAP net income, including, but not limited to, amortization expense, goodwill and intangible asset impairment charges, acquisition‐ and divestiture‐ related net charges (credits), restructuring and restructuring‐related net charges (credits), litigation‐related net charges (credits), certain investment impairment losses (gains), EU Medical Device Regulation implementation charges, debt extinguishment net charges (credits), pension termination charges, and discrete tax items); (ii) adjusted net sales is calculated at an assumed standard constant currency basis that excludes the impact of foreign currency fluctuations, which are highly variable and difficult to predict, and other adjustments; and (iii) the calculation for human capital metric performance is based on ratings assigned to each of the three human capital metrics: diversity, equity & inclusion (DE&I), environmental and employee engagement and retention, based on performance against set targets. For a discussion of the Company level targets under the 2021 Annual Bonus Plan, funding of the Total Bonus Pool and the individual performance component of the 2021 Annual Bonus Plan, and the impact of COVID‐19 on the program, please see the Compensation Discussion & Analysis section titled “Short-Term Incentives.” Clawback of Annual Bonus Plan Award Our 2021 Annual Bonus Plan provides that, to the extent permitted by applicable law, our Board will seek reimbursement of incentive compensation paid to any executive officer under the plan in the event of a restatement of our financial results that reduced a previously granted award’s size or payment. Under such circumstances, and to the extent permitted by applicable law, we would seek to recover the amount of the 2021 Annual Bonus Plan award paid to such executive that was in excess of the amount that would have been paid based on the restated financial results. Additionally, our 2021 Annual Bonus Plan provides that to the extent permitted by applicable law, our Board may seek reimbursement of incentive compensation paid to an executive under the plan in the event of executive misconduct or gross dereliction of duty that resulted in a material violation of Company policy and caused significant harm to the Company. In such an event, and to the extent permitted by applicable law, the Board may seek reimbursement of all or a portion of cash incentive compensation awards paid within a certain time period under the plan. Our 2021 TSR PSP is administered under our 2011 LTIP, as effective at the time of grant of performance‐based RSUs under the program. The TSR performance‐based RSUs awarded under the TSR PSP vest upon the satisfaction of both the Company performance criteria and service criteria under the 2021 TSR PSP, subject to acceleration in the event of certain qualifying terminations discussed below. Our executives, including our NEOs, are eligible to participate in the 2021 TSR PSP, which is administered by our Compensation Committee. For a discussion of the TSR performance‐based RSUs awarded to our NEOs in 2021, please see the Compensation Discussion & Analysis section titled “2021 Long-Term Incentive Awards for our NEOs.” Company Performance Criteria For a discussion of the Company performance criteria under the 2021 TSR PSP, please see the Compensation Discussion & Analysis section titled “2021 Long-Term Incentive Awards for our NEOs.” Calculation of TSR and Percentile Performance. The TSR for the Company and each other company in the S&P 500 Healthcare Index for the three‐year performance period is determined based on the following formula: (Change in Stock Price + Dividends Paid) / Beginning Stock Price The change in stock price is determined by subtracting the beginning stock price (the daily average closing price of one share of common stock for the two calendar months prior to the beginning of the performance period) 2021 Total Shareholder Return Performance Share Program (PSP) 95 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 6 CHKSUM Content: 13006 Layout: 17255 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

from the ending stock price (the daily average closing price of one share of common stock for the last two calendar months of the performance period). The dividends paid are the total of all cash dividends paid on one share of common stock during the performance period. Following the calculation of the TSR for the three‐year performance period for our Company and each of the other companies in the S&P 500 Healthcare Index, the companies will be ranked in order of maximum to minimum TSRs for the full three‐year performance period. Our percentile performance will be determined by (i) dividing (a) our ranking versus that of the other companies in the S&P 500 Healthcare Index minus one, by (b) the total number of companies in the S&P 500 Healthcare Index minus one, and (ii) subtracting the result from one. Service Criteria Generally under the 2021 TSR PSP, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described in the 2021 TSR PSP and/or the 2011 LTIP, a participant must be employed with us on December 31, 2023 to be eligible to receive shares of our common stock in respect of his or her TSR performance‐based RSUs as to which the performance criteria under the program have been satisfied. For information regarding potential payments upon certain terminations of employment or in connection with a change in control, please see “Potential Payments Upon Termination or Change in Control.” Our 2021 FCF PSP is administered under our 2011 LTIP, as effective at the time of grant of performance‐based RSUs under the program. The 2021 grants of FCF performance‐based RSUs vest upon the satisfaction of each of the one‐year Company performance criteria, adjusted free cash flow objectives and the three‐year service criteria (inclusive of the performance period) under the 2021 FCF PSP, subject to acceleration in the event of certain qualifying terminations discussed below. Our executives, including our NEOs, were eligible to participate under the 2021 FCF PSP, which is administered by our Compensation Committee. For a discussion of the 2021 FCF performance‐based RSUs awarded to our NEOs and the Company’s achievement of the Company performance criteria under the program, please see the Compensation Discussion & Analysis section titled “2020 Long-Term Incentive Awards for our NEOs.” Company Performance Criteria For a discussion of the Company performance criteria under the 2021 FCF PSP, please see the Compensation Discussion & Analysis sections titled “Long-Term Incentives” and “2021 Long-Term Incentive Awards for our NEOs.” Service Criteria Generally under the 2021 FCF PSP, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described in the 2021 FCF PSP and/or the 2011 LTIP, a participant must be employed with us on December 31, 2023 to be eligible to receive shares of our common stock in respect of his or her 2021 FCF performance‐based RSUs as to which the performance criteria under the program have been satisfied. For information regarding potential payments upon certain terminations of employment or in connection with a change in control, please see “Potential Payments Upon Termination or Change in Control.” 2021 Free Cash Flow Performance Share Program 96 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 7 CHKSUM Content: 37190 Layout: 52512 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

Employees, directors and other individuals who provide services to us and our affiliates who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our success or that of our affiliates are eligible for Awards under our 2011 LTIP. The purpose of the broad‐based equity incentive award opportunities available for grant under our 2011 LTIP is to attract, retain, engage and focus key employees and other eligible participants on achieving long‐term stockholder value by rewarding them for the increased performance of our common stock underlying such awards. Our 2011 LTIP is administered by our Compensation Committee and provides for the grant of restricted or unrestricted common stock, restricted stock units options to acquire our common stock, and stock appreciation rights (SARs), including types of awards subject to attainment of performance conditions (collectively, Awards). Our 2011 LTIP prohibits repricing or replacement of options or SARs and the issuance of in‐the‐money options or SARs, and includes limitations on the amounts of grants and payments to any individual within a given year as well as certain other customary limitations. Generally, the restricted stock units granted to our executives, including our NEOs, vest in four equal annual installments from the first anniversary of the date of grant, subject to continued service on each applicable vesting date. Generally, stock options vest in four equal annual installments, subject to continued service on each applicable vesting date, and expire on the tenth anniversary of the date of grant. Certain Separations from Service Generally, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described therein or as otherwise provided for in the applicable award agreement, all equity awards terminate to the extent not vested immediately prior to the cessation of employment, and to the extent vested but not exercised at such time, remain exercisable for the lesser of one year or until the expiration of the stated term of the award. Further, in the event of a termination for “cause” (defined as conviction of, or a failure to contest prosecution for, a felony, or misconduct or dishonesty that is harmful to our business or reputation), or as a result of reasons that cast such discredit on the individual as to justify immediate termination of the award, in each case, as determined in the Compensation Committee’s sole discretion, all outstanding equity awards (including unexercised stock options, whether vested or unvested) terminate immediately upon notice of such termination. For a discussion of our plans and arrangements under which a change in control and/or termination of employment triggers payments or benefits, including our 2011 LTIP, please see the narrative to the tables appearing in “Potential Payments Upon Termination or Change in Control.” Potential payments to our NEOs in 2021 under such plans or arrangements are included in the tables appearing in “Potential Payments Upon Termination or Change in Control.” 2021 Equity Awards With respect to our executives, including our NEOs, our Compensation Committee set the mix of equity award opportunities under our 2021 Long‐Term Incentive Program at 25% target TSR performance‐based RSUs, 25% target FCF performance‐based RSUs, 25% stock options and 25% service‐based RSUs. The service‐based restricted stock units granted in 2021 vest in four equal annual installments beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date and except as set forth under “Certain Separations from Service.” For a discussion of the 2021 equity awards made to our NEOs, please see the Compensation Discussion & Analysis section titled “Long-Term Incentives.” Amended and Restated 2011 Long-Term Incentive Plan 97 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 8 CHKSUM Content: 9090 Layout: 34444 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

The following table provides information with respect to outstanding unexercised non‐qualified stock options and unvested restricted stock units for each NEO as of December 31, 2021. Option Awards Stock Awards Equity Incentive Equity Plan Incentive Awards: Plan Market or Awards: Payout Number of Value of Unearned Unearned Number of Number of Market Shares, Shares, Securities Securities Number of Value of Units or Units or Underlying Underlying Shares or Shares or Other Other Unexercised Unexercised Units of Units of Rights Rights Options Options Option Stock That Stock that That That Have (#) (#) Exercise Option Have Not Have Not Have Not Not Exercisable Unexercisable Price Expiration Vested Vested Vested Vested Name Grant Date (1) (1) ($) Date (#)(2) ($)(3) (#) ($)(3) Michael F. 2/28/2013 330,268 0 7.39 2/28/2023 Mahoney 2/24/2014 346,083 0 13.08 2/24/2024 2/23/2015 334,051 0 16.31 2/23/2025 2/22/2016 337,268 0 17.26 2/22/2026 2/28/2017 296,442 0 24.55 2/28/2027 2/15/2018 208,564 69,522 27.09 2/15/2028 2/21/2019 108,958 108,958 40.12 2/21/2029 2/18/2020 60,840 182,522 42.16 2/18/2030 2/17/2021 0 235,849 37.50 2/17/2031 2/28/2017 18,330 778,658 2/15/2018 36,914 1,568,107 2/21/2019 33,650 1,429,452 2/18/2020 48,921 2,078,164 2/17/2021 73,333 3,115,186 2/21/2019 60,635(4) 2,575,775 2/21/2019 0(5) 0 2/18/2020 57,791(6) 2,454,962 2/17/2021 95,919(7) 4,074,639 2/18/2020 26,090(8) 1,108,303 2/17/2021 73,333(9) 3,115,186 Daniel J. 2/27/2012 12,187 0 6.28 2/27/2022 Brennan 2/28/2013 15,144 0 7.39 2/28/2023 2/24/2014 40,984 0 13.08 2/24/2024 2/23/2015 60,345 0 16.31 2/23/2025 2/22/2016 67,454 0 17.26 2/22/2026 2/28/2017 72,463 0 24.55 2/28/2027 2/15/2018 46,926 15,643 27.09 2/15/2028 2/21/2019 23,708 23,709 40.12 2/21/2029 2/18/2020 13,827 41,482 42.16 2/18/2030 2/17/2021 0 58,962 37.50 2/17/2031 2/28/2017 4,481 190,353 2/15/2018 8,306 352,839 2/21/2019 7,322 311,039 2/18/2020 11,118 472,293 2/17/2021 18,333 778,786 2/21/2019 13,193(4) 560,439 2/21/2019 0(5) 0 2/18/2020 13,134(6) 557,932 2/17/2021 23,979(7) 1,018,628 2/18/2020 5,929(8) 251,864 2/17/2021 18,333(9) 778,786 Outstanding Equity Awards at Fiscal Year End 98 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 9 CHKSUM Content: 59122 Layout: 36205 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

Option Awards Stock Awards Equity Incentive Equity Plan Incentive Awards: Plan Market or Awards: Payout Number of Value of Unearned Unearned Number of Number of Market Shares, Shares, Securities Securities Number of Value of Units or Units or Underlying Underlying Shares or Shares or Other Other Unexercised Unexercised Units of Units of Rights Rights Options Options Option Stock That Stock that That That Have (#) (#) Exercise Option Have Not Have Not Have Not Not Exercisable Unexercisable Price Expiration Vested Vested Vested Vested Name Grant Date (1) (1) ($) Date (#)(2) ($)(3) (#) ($)(3) Joseph M. 2/28/2013 79,264 0 7.39 2/28/2023 Fitzgerald 2/24/2014 56,921 0 13.08 2/24/2024 2/23/2015 58,189 0 16.31 2/23/2025 2/22/2016 59,021 0 17.26 2/22/2026 3/3/2017 57,618 0 24.98 3/3/2027 12/1/2017 306,372 0 26.15 12/1/2027 2/15/2018 52,140 17,381 27.09 2/15/2028 2/21/2019 25,221 25,222 40.12 2/21/2029 2/18/2020 13,827 41,482 42.16 2/18/2030 7/1/2020 0 116,959(10) 35.28 7/1/2030 2/17/2021 0 53,602 37.50 2/17/2031 3/3/2017 3,603 153,055 2/15/2018 9,229 392,048 2/21/2019 7,790 330,919 2/18/2020 11,118 472,293 2/17/2021 16,666 707,972 2/21/2019 14,035(4) 596,207 2/21/2019 0(5) 0 2/18/2020 13,134(6) 557,932 2/17/2021 21,799(7) 926,022 2/18/2020 5,929(8) 251,864 2/17/2021 16,666(9) 707,972 Jeffrey B. 2/24/2014 29,599 0 13.08 2/24/2024 Mirviss 2/23/2015 30,172 0 16.31 2/23/2025 2/22/2016 33,726 0 17.26 2/22/2026 2/28/2017 32,938 0 24.55 2/28/2027 2/15/2018 22,941 7,648 27.09 2/15/2028 12/3/2018 21,835(11) 7,279 38.51 12/03/2028 2/21/2019 18,159 18,160 40.12 2/21/2029 2/18/2020 10,508 31,527 42.16 2/18/2030 2/17/2021 0 42,881 37.50 2/17/2031 2/28/2017 2,037 86,532 2/15/2018 4,061 172,511 12/3/2018 1,298 55,139 2/21/2019 5,608 238,228 2/18/2020 8,450 358,956 2/17/2021 13,333 566,386 2/21/2019 10,105(4) 429,260 2/21/2019 0(5) 0 2/18/2020 9,981(6) 423,993 2/17/2021 17,439(7) 740,809 2/18/2020 4,506(8) 191,415 2/17/2021 13,333(9) 566,386 99 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 10 CHKSUM Content: 15755 Layout: 26773 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

Option Awards Stock Awards Equity Incentive Equity Plan Incentive Awards: Plan Market or Awards: Payout Number of Value of Unearned Unearned Number of Number of Market Shares, Shares, Securities Securities Number of Value of Units or Units or Underlying Underlying Shares or Shares or Other Other Unexercised Unexercised Units of Units of Rights Rights Options Options Option Stock That Stock that That That Have (#) (#) Exercise Option Have Not Have Not Have Not Not Exercisable Unexercisable Price Expiration Vested Vested Vested Vested Name Grant Date (1) (1) ($) Date (#)(2) ($)(3) (#) ($)(3) David A. 2/24/2014 26,929 0 13.08 2/24/2024 Pierce 2/23/2015 34,482 0 16.31 2/23/2025 2/22/2016 37,942 0 17.26 2/22/2026 6/1/2016 14,294 0 22.71 6/1/2026 2/28/2017 39,525 0 24.55 2/28/2027 2/15/2018 31,284 10,429 27.09 2/15/2028 2/21/2019 16,142 16,142 40.12 2/21/2029 2/18/2020 9,955 29,868 42.16 2/18/2030 2/17/2021 0 42,881 37.50 2/17/2031 2/28/2017 2,444 103,821 2/15/2018 5,538 235,254 2/21/2019 4,986 211,805 2/18/2020 8,005 340,052 2/17/2021 13,333 566,386 2/21/2019 8,982(4) 381,555 2/21/2019 0(5) 0 2/18/2020 9,456(6) 401,691 2/17/2021 17,439(7) 740,809 2/18/2020 4,269(8) 181,347 2/17/2021 13,333(9) 566,386 (1) All stock options are non‐qualified stock options and vest in four equal annual installments beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date. (2) Unless otherwise noted, all service‐based RSUs granted in 2017 and 2018 vest in five equal annual installments and beginning in 2019 all service‐based RSUs will vest in four equal annual installments, in each case beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date. (3) Unless otherwise noted, the amounts reflected in this column are based on the closing price of our common stock on December 31, 2021, which was $42.48. (4) In February 2019, each of our NEOs was awarded FCF performance‐based RSUs under our 2019 FCF PSP. Our adjusted free cash flow performance over the one‐year performance period that ended December 31, 2019 was 93.4% relative to target performance for the same period. Accordingly, in February 2020, the Compensation Committee determined that pursuant to the terms of the 2019 FCF PSP, 90.1% of the target number of FCF performance‐based RSUs had satisfied the performance criteria under the program. These awards were settled in January 2022. (5) In February 2019, each of our NEOs was awarded TSR performance‐based RSUs under our 2019 TSR PSP. Our total shareholder return performance was ranked 44th relative to that of the other companies in this S&P 500 Healthcare Index over the performance cycle comprising the three‐year period that ended December 31, 2021. Accordingly, in February 2022, the Compensation Committee determined that pursuant to the terms of the 2019 TSR PSP, 0% of the target number of TSR performance‐based RSUs had been earned based on the performance criteria under the program. As a result, no shares of common stock were delivered or otherwise made available to our NEOs in February 2022. (6) In February 2020, each of NEOs was awarded FCF performance‐based RSUs under our 2020 FCF program. Our adjusted free cash flow performance over the one‐year performance period that ended December 31, 2020 was 94.3% relative to target performance for the same period. Accordingly, in February 2021, the Compensation Committee determined that pursuant to the terms of the 2020 FCF PSP, 88.6% of the target number of FCF performance‐based RSUs had satisfied the performance criteria under the program. Amounts for these awards represent the number of shares of our common stock that will be delivered or otherwise made available to our NEOs no 100 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 11 CHKSUM Content: 5992 Layout: 43080 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5 later than January 15, 2023 in settlement of the units awarded to them in 2020 so long as the service criteria is also satisfied. As of December 31, 2021, such units were unearned and remained subject to forfeiture under the terms of the 2020 FCF PSP. (7) In February 2021, each of NEOs was awarded FCF performance‐based RSUs under our 2021 FCF program. Our adjusted free cash flow performance over the one‐year performance period that ended December 31, 2021 was 115.4% relative to target performance for the same period. Accordingly, in February 2022, the Compensation Committee determined that pursuant to the terms of the 2021 FCF PSP, 130.8% of the target number of FCF performance‐based RSUs had satisfied the performance criteria under the program. Amounts for these awards represent the number of shares of our common stock that will be delivered or otherwise made available to our NEOs no later than January 15, 2024 in settlement of the units awarded to them in 2021 so long as the service criteria is also satisfied. As of December 31, 2021, such units were unearned and remained subject to forfeiture under the terms of the 2021 FCF PSP. (8) In February 2020, each of our NEOs was awarded TSR performance‐based RSUs under our 2020 TSR PSP. In accordance with the SEC rules, the number of performance‐based RSUs shown represents the number of units that may be earned as of December 31, 2021 based on threshold performance. The SEC rules require that the threshold number of units be disclosed because the number of units that would have been earned based on actual results under the performance conditions for the one‐year period from January 1, 2021 through December 31, 2021 (instead of through the end of the performance period on December 31, 2022) did not exceed the threshold performance goal. (9) In February 2021, each of our NEOs was awarded TSR performance‐based RSUs under our 2021 TSR PSP. In accordance with the SEC rules, the number of performance‐based RSUs shown represents the number of units that may be earned as of December 31, 2021 based on target performance. The SEC rules require that the target number of units be disclosed because the number of units that would have been earned based on actual results under the performance conditions for the one‐year period from January 1, 2021 through December 31, 2021 (instead of through the end of the performance period on December 31, 2023) was between the target and threshold performance goals. (10) In connection with Mr. Fitzgerald’s offer of employment, as the Executive Vice President and President, Interventional Cardiology, Mr. Fitzgerald was granted an equity incentive award in the form of non‐qualified stock options, vesting in one single installment on January 1, 2023. (11) On December 3, 2018, Mr. Mirviss was granted an award for retention purposes. The RSU award for Mr. Mirviss vests in five equal annual installments, beginning on the first anniversary of the date of grant. The option award for Mr. Mirviss vests in four equal annual installments, beginning on the first anniversary of the date of grant. The following table sets forth information regarding stock options that were exercised and RSUs that vested for our NEOs during the year ended December 31, 2021: Option Awards Stock Awards Number of Shares Number of Shares Acquired on Value Realized on Acquired on Value Realized on Name Exercise (#) Exercise ($)(1) Vesting (#) Vesting ($)(2) Michael F. Mahoney 1,005,209 37,486,657 273,870 10,287,193 Daniel J. Brennan 24,846 796,806 62,469 2,347,804 Joseph M. Fitzgerald 70,306 2,722,578 65,067 2,440,043 Jeffrey B. Mirviss 76,562 2,747,411 32,538 1,223,483 David A. Pierce 47,931 1,563,044 43,066 1,631,798 (1) The amounts shown in this column represent the number of shares acquired on exercise multiplied by the difference between the option exercise price and the closing price of our common stock on the date of exercise. (2) The amounts shown in this column represent the number of shares vested or earned multiplied by the closing price of our common stock on the vesting date. Options Exercised and Stock Vested 101 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 12 CHKSUM Content: 33783 Layout: 2759 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

All of our executive officers, including our NEOs, are eligible to participate in our defined benefit Executive Retirement Plan, as amended effective August 1, 2016. The Executive Retirement Plan is a defined benefit plan that is intended to provide a clear and consistent approach to managing retirement‐eligible executive departures with a standard, mutually understood separation and post‐employment relationship. The plan provides retiring executives with a lump sum benefit of 2.5 months of salary for each year of service, up to a maximum of 36 months’ pay. The lump sum payments are made in the first payroll period after the last day of the six‐month period following retirement. Receipt of payment is conditioned upon the retiring employee entering into a separation agreement with us that includes a release of claims and customary non‐disclosure, non‐competition, non‐solicitation and non‐disparagement clauses in favor of the Company. The plan provides that in the event the executive breaches the non‐competition or non‐solicitation provision of his or her separation agreement, the executive must, in addition to any other court‐ordered relief, repay to the Company all amounts paid under the plan. To receive benefits under the plan, upon his or her retirement an executive’s age plus his or her years of service with us must exceed 65 years (provided that the executive is at least 55 years old and has been employed by us for at least five years). For purposes of the plan, “retirement” means any separation from service (as defined in the plan) other than a termination for “cause” (defined as conviction of, or failure to contest prosecution for, a felony, or misconduct or dishonesty that is harmful to our business or reputation). In addition, if an executive dies and is otherwise eligible for benefits under the plan on the date of his or her death, benefits under the plan will be paid within 60 days of the executive’s death. For retirement‐eligible NEOs as of December 31, 2021 (each of Messrs. Mahoney, Brennan, Fitzgerald, Mirviss and Pierce), the present value of accrued benefits is calculated as the value of their lump sum benefit under the plan based on the NEO’s base salary, age and number of years of credited service as of December 31, 2021. This valuation methodology is consistent with the methodology we use for financial statement accounting purposes, except that NEOs are assumed to remain employed by us until their earliest retirement age under the plan (or their age on December 31, if eligible for retirement on that date). For financial statement accounting purposes, the valuation considers the probability that the executives will achieve retirement age. For a more detailed description of the assumptions used in valuing accrued benefits under the plan, please see Note S — Employee Retirement Plans to our 2021 consolidated financial statements included in Item 8 of our Annual Report on Form 10‐K for the year ended December 31, 2021. The table below shows the present value of accumulated benefits payable to each of our NEOs, including the numbers of years of service credited to each NEO, under our Executive Retirement Plan as of December 31, 2021. Number of Years Present Value of Payments Credited Service Accumulated Benefit During Last Name Plan Name (#)(1) ($)(2) Fiscal Year ($) Michael F. Mahoney BSC Executive Retirement Plan 10.20 2,890,000 — Daniel J. Brennan BSC Executive Retirement Plan 25.06 2,100,000 — Joseph M. Fitzgerald BSC Executive Retirement Plan 31.21 2,115,000 — Jeffrey B. Mirviss BSC Executive Retirement Plan 23.12 1,830,000 — David. A Pierce BSC Executive Retirement Plan 30.59 1,815,000 — (1) The numbers of years of credited service reflect the NEO’s actual years of service as of December 31, 2021. We do not credit additional years of service under the plan. Rather, the plan provides that the number of years of credited service is calculated through the NEO’s last day worked. Partially completed years of service are prorated based on calendar days and calculated to the second decimal point. (2) Amounts are computed as of December 31, 2021, the same retirement plan measurement date used for financial statement reporting purposes for our audited financial statements for the year ended December 31, 2021. Defined Benefit Retirement Plan 102 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 13 CHKSUM Content: 8075 Layout: 49736 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

The Boston Scientific Corporation Deferred Bonus Plan (the Deferred Bonus Plan) provides certain of our management, including our NEOs, an opportunity to defer a portion of their annual award under our Annual Bonus Plan. The Deferred Bonus Plan provides participants the opportunity to defer up to 75% of their annual award under our Annual Bonus Plan until the earlier of (i) termination of employment or (ii) an elected distribution date, such election to be made by June 30th of each year. Investment choices under the plan are generally the same as those under our 401(k) Retirement Savings Plan, except that, among other things, participants may not elect to invest in the BSC Stock Fund. Distributions under the plan are in either lump sum payments or annual installments over a period of two to five years, as specified by the participant. Under the Deferred Bonus Plan, Mr. Fitzgerald elected to defer 75% of his 2019 Annual Bonus Plan Award. In April 2020, the Compensation Committee determined that deferral elections would be suspended under the Deferred Bonus Plan and, as a result, there were no deferral elections by any of our NEOs under the Deferred Bonus Plan in 2020 for amounts payable in 2021. Although deferral elections were permitted in 2021, there were no such elections by any of our NEOs under the Deferred Bonus Plan in 2021 for amounts payable in 2022. In September 2004, we committed to fund a special one‐time contribution to our 401(k) Retirement Savings Plan for the benefit of our employees. In June 2005, we adopted an Excess Benefit Plan, a non‐qualified deferred compensation plan designed to provide specific supplemental benefits to those employees who would have exceeded the 2004 Code contribution limits if the special contribution had been made to their 401(k) plan accounts. Accordingly, the historic Excess Benefit Plan was established to accept the “overflow” contributions resulting from the special one‐time contribution on behalf of participating employees, including certain of our NEOs. Investment choices under the historic Excess Benefit Plan are generally the same as those under our 401(k) Retirement Savings Plan, except that, among other things, executive officers may not elect to invest in the BSC Stock Fund. The investment elections are made by each participant and may be changed daily. Generally, a lump sum cash payment of their respective account balances under the plan is made to participants determined to be “specified employees,” including certain of our NEOs, commencing no earlier than six months and one day following their “separation from service.” The table below shows the aggregate earnings and balances for each of our NEOs under our historic Excess Benefit Plan and Deferred Bonus Plan as of December 31, 2021. Aggregate Executive Registrant Earnings Aggregate Contributions Contributions in Last Aggregate Balance at in Last Fiscal in Last Fiscal Fiscal Withdrawals/ Last Fiscal Year Year Year Distributions Year End Name Plan Name ($) ($) ($)(1) ($) ($)(1) Michael F. Mahoney (2) Excess Benefit Plan — — — — — Deferred Bonus Plan — — 159,443 — 976,262 Daniel J. Brennan Excess Benefit Plan — — 16,788 — 87,766 Deferred Bonus Plan — — — — — Joseph M. Fitzgerald Excess Benefit Plan — — 14,946 — 116,163 Deferred Bonus Plan — — 591,989 — 4,396,426 Jeffrey B. Mirviss Excess Benefit Plan — — 3,887 — 23,050 Deferred Bonus Plan — — 532,190 — 3,342,310 David A. Pierce Excess Benefit Plan — — 12,236 — 77,528 Deferred Bonus Plan — — — — — (1) No portion of the amounts in this column is included in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column for 2021, 2020, or 2019 in the Executive Compensation section titled “Summary Compensation Table,” as the earnings were neither above‐market nor preferential. (2) Mr. Mahoney was not employed by us when the one‐time 401(k) contribution was made to our historic Excess Benefit Plan. Nonqualified Deferred Compensation 103 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 14 CHKSUM Content: 14983 Layout: 45744 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C85 M60 Y17 K2, Magenta, C100 M84 Y30 K16, Cyan, ~note-color 2, Black GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

The investment choices under the historic Excess Benefit Plan and the Deferred Bonus Plan and their annual rates of return for the year ended December 31, 2021 are contained in the following table. Name of Investment Option 2021 Rate of Return(%) American Funds EuroPacific Growth Fund Class R‐6 2.84 Metropolitan West Total Return Bond Fund Class I (1.12) PRIMECAP Odyssey Growth Fund 18.54 T. Rowe Price Institutional Small‐Cap Stock Fund 16.77 T. Rowe Price Value Fund I Class 30.06 Vanguard Extended Market Index Fund Institutional Plus Shares 12.48 Vanguard Federal Money Market Fund Investor Shares 0.01 Vanguard Institutional Index Fund Institutional Plus Shares 28.69 Vanguard Total Bond Market Index Fund Institutional Shares (1.65) Vanguard Total International Stock Index Fund Institutional Shares 8.68 Vanguard Wellington Fund Admiral Shares 19.12 Potential Payments Upon Termination or Change in Control All of our executives, including our NEOs, are eligible to participate in our Executive Retirement Plan. The Executive Retirement Plan is intended to provide a clear and consistent approach to managing executive departures with a standard mutually‐understood separation and post‐employment relationship. The benefits payable to our executives upon “retirement” under the Executive Retirement Plan, as well as the present value of amounts accrued thereunder as of December 31, 2021, are reflected in the table and the related footnotes and narrative to the section titled “Defined Benefit Retirement Plan.” In addition, changes in the present value of the benefits under the Executive Retirement Plan from December 31, 2020 to December 31, 2021 are reflected in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table. For further discussion of our Executive Retirement Plan, please see the footnotes and narrative to the table appearing in the section titled “Defined Benefit Retirement Plan.” We have entered into Change in Control Agreements with our executives, including our NEOs, and other key employees. Our Change in Control Agreements for our executives are limited to a three‐year term and provide that if both a change in control occurs during the term of the agreement and the executive’s employment is terminated either by us without “Cause” or by the executive for “Good Reason” (each as described below) during the two‐year period following the change in control, then the executive would be entitled to receive a lump sum payment of three times the sum of (i) the executive’s base salary and (ii) target incentive bonus (or prior year’s bonus, if higher). Additionally, an executive would be entitled to receive a prorated target incentive bonus for the year in which his or her termination occurred, continuation of health, life insurance and other welfare benefits for up to three years, and reimbursement for up to $100,000 in legal fees and expenses incurred by an executive in disputing termination or enforcing rights under his or her Change in Control Agreement. Our Change in Control Agreements further provide that all equity awards granted to executives require both a change in control and a termination without Cause or resignation by the executive for Good Reason within two years after the change in control in order to accelerate vesting; provided, however, that if the surviving or acquiring entity in a change in control transaction does not provide for the substitution or assumption of outstanding equity awards, such outstanding awards will immediately become fully vested. Executive Retirement Plan Change in Control Agreements 104 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 15 CHKSUM Content: 40739 Layout: 24562 Graphics: 41579 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C85 M60 Y17 K2, Magenta, C100 M84 Y30 K16, Cyan, ~note-color 2, Black GRAPHICS: 3423-2_Halfarrow_Icon.eps, 3423-2_Halfarrow_Icon.eps V1.5

The Change in Control Agreements include a “best net” provision that requires a reduction in the amount of the severance paid to an executive if the reduction would result in a greater after‐tax amount. In exchange for the benefits afforded under our Change in Control Agreements, our executives agree to certain non‐disclosure restrictions, a two‐year non‐solicitation obligation and to execute and not revoke a release in favor of the Company. Executives, including our NEOs, who receive payments under our Change in Control Agreements cannot also receive payments and benefits under our Executive Retirement Plan or Severance Plan For Exempt Employees (the Severance Plan). For purposes of our Change in Control Agreements, “Cause” generally means willfully engaging in criminal or fraudulent acts or gross misconduct that is demonstrably and materially injurious to us. “Good Reason” generally means, among other things, assignment of duties inconsistent with the executive’s status as an executive or an adverse alteration of the executive’s duties; a reduction in annual base salary or bonus or failure to increase salary at a rate commensurate with that of other key executives; an adverse change in long‐term incentive opportunities; failure by the Company to continue to provide comparable benefits or continue in effect, or continue the executive’s participation in, any compensation plan in which the executive participates; the relocation of the executive’s principal place of work more than 50 miles; or failure by the Company to obtain a satisfactory agreement from any successor entity to agree to perform the Change in Control Agreement. Equity awards granted to our executives under our 2011 LTIP, as previously in effect and as amended, require both a change in control and a subsequent termination without Cause or resignation for Good Reason pursuant to the terms of our Change in Control Agreements for accelerated vesting where the surviving or acquiring entity assumes outstanding awards. The terms of all service‐based RSUs granted in 2021 to our employees, including our NEOs, provide that in the event that the employee’s employment terminates: (i) due to retirement (as defined in the 2011 LTIP) prior to the first anniversary of the equity award grant date, the unvested service‐based RSUs will immediately lapse and be forfeited; (ii) due to death or disability (in each case as defined in the 2011 LTIP) prior to the first anniversary of the equity award grant date, the unvested service‐based RSUs will vest in full; or (iii) due to retirement, death or disability after the first anniversary of the equity award grant date, the unvested service‐based RSUs will vest in full. Our 2011 LTIP is more fully described under the section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2011 Long-Term Incentive Plan.” Our TSR PSPs cover our executives, including our NEOs, and are administered by the Compensation Committee. Under our 2018, 2020, and 2021 TSR PSPs, if a participant’s employment terminates due to death or disability prior to the end of the three‐year performance period, shares of our common stock will be issued in respect of the TSR performance‐based RSUs as to which the performance criteria under the program have been satisfied at the end of the three‐year performance period as if the participant had been employed until the end of the three‐year performance period. Under our 2019, 2020, 2021 TSR PSPs, if a participant’s employment terminates due to retirement after December 31 in the year of grant and prior to the end of the three‐year performance period, shares of our common stock will be issued in respect of the TSR performance‐based RSUs as to which the performance criteria under the program have been satisfied at the end of the three‐year performance period, on a prorated basis through the date of retirement; however, such awards will be forfeited in their entirety in the event that retirement occurs on or prior to December 31 in the year of grant. Long-Term Incentive Plan TSR Performance Share Programs 105 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 16 CHKSUM Content: 5877 Layout: 60876 Graphics: 41579 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps, 3423-2_Halfarrow_Icon.eps V1.5

Pursuant to the terms of our Change in Control Agreements, the TSR performance‐based RSUs awarded to our executives require both a change in control and a subsequent termination without Cause or resignation for Good Reason for accelerated vesting where the surviving or acquiring entity assumes outstanding awards. Under our TSR PSPs and our Change in Control Agreements, if a change in control and a subsequent termination without Cause or resignation for Good Reason occurs after December 31 in the year of grant, but prior to the end of the three‐year performance period, shares of our common stock will be issued in respect of the TSR performance‐ based RSUs as to which the performance criteria under the program have been satisfied on the last day of the month preceding the date on which the change in control is consummated, on a prorated basis. Such awards will be forfeited in their entirety in the event of a change of control that occurs prior to the end of the first year of the three‐year performance period. Our 2021 TSR PSP is more fully described under the section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2021 Total Shareholder Return Performance Share Program.” Our FCF PSPs cover our executives, including our NEOs, and are administered by our Compensation Committee. Under our 2019, 2020 and 2021 FCF PSPs, if a participant’s employment terminates (i) due to retirement after the end of the one‐year performance period but prior to the end of the three‐year service period, shares of our common stock will be issued in respect of the FCF performance‐based RSUs as to which the performance criteria under the program have been satisfied, on a prorated basis through the date of retirement (however, such awards will be forfeited in their entirety in the event that retirement occurs prior to the end of the one‐year performance period), or (ii) due to death or disability at any time before the end of the three‐year service period, shares of our common stock will be issued in respect of the FCF performance‐based RSUs as to which the performance criteria under the program have been satisfied as if the participant had been employed until the end of the three‐year service period. Pursuant to the terms of our Change in Control Agreements, the FCF performance‐based RSUs awarded to our executives require both a change in control and a subsequent termination without Cause or resignation for Good Reason for accelerated vesting where the surviving or acquiring entity assumes outstanding awards. If such events occur after the end of the one‐year performance period but prior to the end of the three‐year service period, shares of our common stock will be issued in respect of the FCF performance‐based RSUs as to which the performance criteria under the program have been satisfied, on a prorated basis through the date of the change in control. However, such awards will be forfeited in their entirety in the event of a change of control that occurs prior to the end of the one‐year performance period. Our 2021 FCF PSP is more fully described under the section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2021 Free Cash Flow Performance Share Program.” Our 2021 Annual Bonus Plan is generally available to all U.S. salaried personnel not eligible for commissions under sales compensation plans, including our NEOs, and certain international employees working in positions designated by the Company as eligible to participate in the plan. To be eligible to receive their incentive award, participants generally must be employed by us on the date payments are made under the 2021 Annual Bonus Plan. However, in the event of death, retirement or certain involuntary terminations without cause, in each case, as described in the 2021 Annual Bonus Plan, participants may receive their performance incentive awards for the year on a prorated basis based on the percentage of the year the participant was employed by us and eligible to participate (subject to certain minimum months of service requirements). Grants of performance incentive awards to our NEOs under our 2021 Annual Bonus Plan are reflected in the Summary Compensation Table in the “Non‐Equity Incentive Plan Compensation” column, and our 2021 Annual Bonus Plan is more fully described under the section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards FCF Performance Share Programs 2021 Annual Bonus Plan 106 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 17 CHKSUM Content: 49479 Layout: 32465 Graphics: 41579 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps, 3423-2_Halfarrow_Icon.eps V1.5

Table — 2021 Annual Bonus Plan,” as well as the Compensation Discussion & Analysis section titled “Short-Term Incentives.” We maintain severance plans for eligible employees, including our NEOs, under which participants are entitled to receive certain payments and benefits for specified periods of time following a qualifying termination. Such benefits are only available in the event of involuntary terminations due to layoff, defined in the severance plan as termination of employment that the Company determines is either (i) due to an anticipated facility relocation or closing or a reduction of staffing levels where the employee has not refused a similar position (as such term is defined under the severance plan) with the Company, or (ii) resulting from an anticipated sale, merger or reorganization of our Company where the employee is not provided an opportunity to be employed in a similar position with the acquiring or resulting entity. Executives, including our NEOs, who are eligible to receive payments under our Executive Retirement Plan or who receive severance payments under a Change in Control Agreement are not also eligible to receive payments and benefits under our severance plans. The Severance Plan provides that director level and above exempt employees, including certain of our NEOs, are eligible for: (i) two weeks of payments for each completed year of service to the Company, based on the weekly rate of the employee’s salary in effect on the date of his or her termination, with a minimum benefit of 26 weeks and a maximum benefit of 52 weeks; (ii) one month of subsidized health and dental coverage for each completed year of service to the Company with a minimum benefit of six months and a maximum benefit of 12 months; and (iii) outplacement services, in each case, in the event of certain involuntary terminations described above. Additionally, the Severance Plan provides that, in the event of certain involuntary terminations, employees eligible to participate in our Annual Bonus Plan may be entitled to a prorated bonus if such involuntary termination occurs on or after October 1 of a calendar year. The prorated bonus is calculated by multiplying the amount of the bonus an employee would have received for the calendar year, had he or she remained employed by the Company until the bonus payment date (or, if less, the target bonus) (Bonus), times a fraction, as follows: Bonus      x      number of days in which employee was bonus eligible during calendar year number of days in the calendar year Under the Severance Plan, the payment of severance benefits is subject to the Company’s receipt of a release of claims. In addition, the maximum severance payment available under the plan is limited to twice the Code dollar limitation in effect for qualified plans for the calendar year immediately preceding the calendar year in which the termination occurs. Severance Plans 107 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 18 CHKSUM Content: 33490 Layout: 6327 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

The following tables show potential payments to Messrs. Mahoney, Brennan, Fitzgerald, Mirviss and Pierce under existing agreements, plans or other arrangements, for various scenarios involving a change in control or termination of employment, in each case assuming the termination was effective before the end of the day on December 31, 2021 and, where applicable, using the closing price of our common stock of $42.48 per share on December 31, 2021. In each case, amounts in these tables do not include amounts payable, if any, to our NEOs who were not retirement eligible on December 31, 2021 pursuant to our Executive Retirement Plan, which are described in the table and accompanying narrative and footnotes in the section titled “Defined Benefit Retirement Plan.” Michael F. Mahoney Involuntary Termination Termination Termination Change Following Payments Due for Voluntary Without in Change in Upon Cause Termination Cause Control Control Disability Death Retirement Termination: ($)(1) ($)(2) ($)(3) ($)(4) ($)(4) ($) ($) ($) Cash Severance Base Salary — — — — 4,080,000 — — — Bonus — — — — 6,120,000 — — — Pro rata Target Bonus(5) — 2,040,000 2,040,000 — 2,040,000 2,040,000 2,040,000 2,040,000 Total Cash Severance — 2,040,000 2,040,000 — 12,240,000 2,040,000 2,040,000 2,040,000 Benefits Health and Welfare Benefits(6) — — — — 48,419 — — — Post‐Termination Life Insurance — — — — 2,376 — — — Executive Retirement Plan(7) — 2,890,000 2,890,000 — — 2,890,000 2,890,000 2,890,000 Other Benefits(8) — — — — — — — — Total Benefits — 2,890,000 2,890,000 — 50,795 2,890,000 2,890,000 2,890,000 280G or Other Tax Adjustment — — — — — — — — Long Term Incentives Value of Accelerated Stock Options(9) — 1,385,493 1,385,493 — 2,560,021 2,560,021 2,560,021 1,385,493 Value of Accelerated Restricted Stock Units(10) — 10,066,829 10,066,829 — 13,182,015 20,411,382 20,411,382 10,066,829 Total Value of Accelerated Equity Grants — 11,452,322 11,452,322 — 15,742,036 22,971,403 22,971,403 11,452,322 Total Value: All Benefits — 16,382,322 16,382,322 — 28,032,831 27,901,403 27,901,403 16,382,322 108 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 19 CHKSUM Content: 38691 Layout: 5059 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

Daniel J. Brennan Involuntary Termination Termination Termination Change Following Payments Due for Voluntary Without in Change in Upon Cause Termination Cause Control Control Disability Death Retirement Termination: ($)(1) ($)(2) ($)(3) ($)(4) ($)(4) ($) ($) ($) Cash Severance Base Salary — — — — 2,100,000 — — — Bonus — — — — 1,785,000 — — — Pro rata Target Bonus(5) — 595,000 595,000 — 595,000 595,000 595,000 595,000 Total Cash Severance — 595,000 595,000 — 4,480,000 595,000 595,000 595,000 Benefits Health and Welfare Benefits(6) — — — — 48,275 — — — Post‐Termination Life Insurance — — — — 1,644 — — — Executive Retirement Plan(7) — 2,100,000 2,100,000 — — 2,100,000 2,100,000 2,100,000 Other Benefits(8) — — — — — — — — Total Benefits — 2,100,000 2,100,000 — 49,919 2,100,000 2,100,000 2,100,000 280G or Other Tax Adjustment — — — — — — — — Long Term Incentives Value of Accelerated Stock Options(9) — 309,973 309,973 — 603,604 603,604 603,604 309,973 Value of Accelerated Restricted Stock Units(10) — 2,258,934 2,258,934 — 3,037,720 4,826,438 4,826,438 2,258,934 Total Value of Accelerated Equity Grants — 2,568,907 2,568,907 — 3,641,324 5,430,042 5,430,042 2,568,907 Total Value: All Benefits — 5,263,907 5,263,907 — 8,171,243 8,125,042 8,125,042 5,263,907 Joseph M. Fitzgerald Involuntary Termination Termination Termination Change Following Payments Due for Voluntary Without in Change in Upon Cause Termination Cause Control Control Disability Death Retirement Termination: ($)(1) ($)(2) ($)(3) ($)(4) ($)(4) ($) ($) ($) Cash Severance Base Salary — — — — 2,115,000 — — — Bonus — — — — 1,692,000 — — — Pro rata Target Bonus(5) — 564,000 564,000 — 564,000 564,000 564,000 564,000 Total Cash Severance — 564,000 564,000 — 4,371,000 564,000 564,000 564,000 Benefits Health and Welfare Benefits(6) — — — — 48,278 — — — Post‐Termination Life Insurance — — — — 1,662 — — — Executive Retirement Plan(7) — 2,115,000 2,115,000 — — 2,115,000 $2,115,000 2,115,000 Other Benefits(8) — — — — — — — — Total Benefits — 2,115,000 2,115,000 — 49,940 2,115,000 2,115,000 2,115,000 280G or Other Tax Adjustment — — — — — — — — Long Term Incentives Value of Accelerated Stock Options(9) — 1,182,396 1,182,396 — 1,449,334 1,449,334 1,449,334 1,182,396 Value of Accelerated Restricted Stock Units(10) — 2,316,513 2,316,513 — 3,024,485 4,667,467 4,667,467 2,316,513 Total Value of Accelerated Equity Grants — 3,498,909 3,498,909 — 4,473,819 6,116,801 6,116,801 3,498,909 Total Value: All Benefits — 6,177,909 6,177,909 — 8,894,759 8,795,801 8,795,801 6,177,909 109 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 20 CHKSUM Content: 8507 Layout: 38320 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

Jeffrey B. Mirviss Involuntary Termination Termination Termination Change Following Payments Due for Voluntary Without in Change in Upon Cause Termination Cause Control Control Disability Death Retirement Termination: ($)(1) ($)(2) ($)(3) ($)(4) ($)(4) ($) ($) ($) Cash Severance Base Salary — — — — 1,830,000 — — — Bonus — — — — 1,281,000 — — — Pro rata Target Bonus(5) — 427,000 427,000 — 427,000 427,000 427,000 427,000 Total Cash Severance — 427,000 427,000 — 3,538,000 427,000 427,000 427,000 Benefits Health and Welfare Benefits(6) — — — — 48,230 — — — Post‐Termination Life Insurance — — — — 1,422 — — — Executive Retirement Plan(7) — 1,830,000 1,830,000 — — 1,830,000 1,830,000 1,830,000 Other Benefits(8) — — — — — — — — Total Benefits — 1,830,000 1,830,000 — 49,652 1,830,000 1,830,000 1,830,000 280G or Other Tax Adjustment — — — — — — — — Long Term Incentives Value of Accelerated Stock Options(9) — 199,546 199,546 — 413,094 413,094 413,094 199,546 Value of Accelerated Restricted Stock Units(10) — 1,623,334 1,623,334 — 2,189,720 3,496,681 3,496,681 1,623,334 Total Value of Accelerated Equity Grants — 1,822,880 1,822,880 — 2,602,814 3,909,775 3,909,775 1,822,880 Total Value: All Benefits — 4,079,880 4,079,880 — 6,190,466 6,166,775 6,166,775 4,079,880 110 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 21 CHKSUM Content: 59455 Layout: 20002 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

David A. Pierce Involuntary Termination Termination Termination Change Following Payments Due for Voluntary Without in Change in Upon Cause Termination Cause Control Control Disability Death Retirement Termination: ($)(1) ($)(2) ($)(3) ($)(4) ($)(4) ($) ($) ($) Cash Severance Base Salary — — — — 1,815,000 — — — Bonus — — — — 1,361,250 — — — Pro rata Target Bonus(5) — 453,750 453,750 — 453,750 453,750 453,750 453,750 Total Cash Severance — 453,750 453,750 — 3,630,000 453.750 453,750 453,750 Benefits Health and Welfare Benefits(6) — — — — 56,749 — — — Post‐Termination Life Insurance — — — — 1,422 — — — Executive Retirement Plan(7) — 1,815,000 1,815,000 — — 1,815,000 1,815,000 1,815,000 Other Benefits(8) — — — — — — — — Total Benefits — 1,815,000 1,815,000 — 58,171 1,815,000 1,815,000 1,815,000 280G or Other Tax Adjustment — — — — — — — — Long Term Incentives Value of Accelerated Stock Options(9) — 208,155 208,155 — 421,703 421,703 421,703 208,155 Value of Accelerated Restricted Stock Units(10) — 1,540,333 1,540,333 — 2,106,719 3,406,240 3,406,240 1,540,333 Total Value of Accelerated Equity Grants — 1,748,488 1,748,488 — 2,528,421 3,827,943 3,827,943 1,748,488 Total Value: All Benefits — 4,017,238 4,017,238 — 6,216,592 6,096,693 6,096,693 4,017,238 (1) Employees, including NEOs, are not entitled to any benefits upon termination for cause. All unvested equity awards, as well as all vested but unexercised stock options, are forfeited as of the date of termination for cause. (2) No benefits were payable upon voluntary termination by our NEOs as of December 31, 2021, unless the NEO was retirement eligible. Messrs. Mahoney, Brennan, Fitzgerald, Mirviss and Pierce were retirement eligible as of December 31, 2021. (3) Amounts in this column represent benefits payable upon involuntary termination by the Company on December 31, 2021 (other than termination for cause or in connection with a change in control). Amounts for Messrs. Mahoney, Brennan, Fitzgerald, Mirviss and Pierce represent benefits payable pursuant to our 2021 Annual Bonus Plan and Executive Retirement Plan. Because Messrs. Mahoney, Brennan, Fitzgerald, Mirviss and Pierce are eligible to receive benefits under the Executive Retirement Plan, they are not eligible for any payments of benefits under the Severance Plan. (4) All equity awards granted to our executives require both a change in control and subsequent termination (without Cause or by the executive for Good Reason) in order to accelerate vesting; provided, however, that if the surviving or acquiring entity in a change in control transaction does not provide for the substitution or assumption of outstanding equity awards, such outstanding awards will immediately become fully vested. Amounts in the “Change in Control” column assume that the executive is not terminated subsequent to a change in control and that the surviving or acquiring entity in a change in control transaction provides for the substitution or assumption of outstanding equity awards. Amounts in the “Termination Following Change in Control” column represent benefits payable under our Change in Control Agreements following termination without Cause or resignation by the executive for Good Reason on December 31, 2021 in connection with, and within two years of, a change in control of the Company. For a further description of our Change in Control Agreements, please see the section titled “Change in Control Agreements” in the narrative to these tables. (5) Amounts in the “Pro rata Target Bonus” row represent the assumed on‐plan bonus under our 2021 Annual Bonus Plan, which is equal to the incentive target amount under the plan, for each of our NEOs. Under the 2021 Annual Bonus Plan, participants generally must be employed by us on the date payments are made in order to be eligible for their incentive award. However, in the event of death, retirement or certain involuntary terminations without cause, participants generally may receive their performance incentive awards for the year on a prorated basis based on the percentage of the year the participant was employed by us and eligible to participate (subject to certain minimum months of service requirements). For a further description of our 2021 Annual Bonus Plan, please see the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2021 Annual Bonus Plan,” as well as the Compensation Discussion & Analysis section titled “Short-Term Incentives.” (6) In determining the value of health and welfare benefits, we used the assumptions used for financial reporting purposes under GAAP. 111 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 22 CHKSUM Content: 45947 Layout: 56908 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

(7) Amounts in the “Executive Retirement Plan” row represent amounts earned under our Executive Retirement Plan, provided the NEO is eligible for benefits under the plan. In order to be eligible for benefits under the plan, the sum of an executive officer’s age and years of service must equal 65, provided that the executive is at least 55 years old and has completed at least five years of service with us. Messrs. Mahoney, Brennan, Fitzgerald, Mirviss and Pierce were eligible for benefits under the plan on December 31, 2021. (8) Amounts in the “Other Benefits” row represent payment of outplacement services under the Severance Plan. (9) Amounts in the “Value of Accelerated Stock Options” row represent the number of shares underlying in‐the‐money unvested stock options held by each NEO, multiplied by the difference between that option’s exercise price and $42.48 (the closing price of our common stock on December 31, 2021). (10) Amounts in the “Value of Accelerated Restricted Stock Units” row represent the value of the number of each NEO’s performance and service‐based RSUs, the vesting of which would have accelerated as of December 31, 2021, calculated by multiplying the number of accelerated RSUs by $42.48 (the closing price of our common stock on December 31, 2021). In February 2019, each of our NEOs was awarded TSR performance‐based RSUs under our 2019 TSR PSP, the attainment of which was based on the TSR of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Healthcare Index over a three‐year performance period. As of December 31, 2021, the performance and concurrent service period had been completed, and each NEO became entitled to 0% of the target number of TSR performance‐based RSUs he was granted under the program in February 2019. The values of the awards to our NEOs under our 2019 TSR PSP are included in the tables above. In February 2020 and 2021, each of our NEOs was awarded TSR performance‐based RSUs under our 2020 and 2021 TSR PSPs, respectively, the attainment of which will be based on the TSR of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Healthcare Index over a three‐year performance and service period (Performance Period). Under the 2020 and 2021 TSR PSPs, if (a) a participant is terminated without Cause or resignation for Good Reason following a change in control after December 31 in the year of grant but prior to the end of the Performance Period or (b) a participant’s employment terminates due to retirement after December 31 in the year of grant but prior to the end of the Performance Period, shares of our common stock will be issued in respect of the TSR performance‐based DSUs as to which the performance criteria under the program had been satisfied, as of (x) for (a) above, the last day of the month preceding the date on which the change in control is consummated and (y) for (b) above, the end of the Performance Period, in each case prorated based on the number of months worked during the Performance Period, rounded to the nearest whole month. In addition, under our 2020 and 2021 TSR PSPs, if a participant’s employment is terminated due to death or disability before the end of the Performance Period, shares of our common stock will be issued in respect of the TSR performance‐based RSUs as to which the performance criteria under the program has been satisfied at the end of the Performance Period, as if the participant had been employed through the end of the Performance Period. If a NEO’s employment was terminated without Cause or if the NEO resigned for Good Reason following a change in control on December 31, 2021, (a) the awards under our 2020 TSR PSP would accelerate, subject to proration as described in the foregoing paragraph, at 0% of target because the Company’s TSR performance during the period beginning January 1, 2020 and ended December 31, 2021 ranked 48th compared to its 54 peers for that period, and (b) the awards under our 2021 TSR PSP would be forfeited because the change in control did not occur after December 31 in the year of grant. Because we have not yet reached the end of the Performance Period for the awards under the 2020 and 2021 TSR PSPs, we are unable to ascertain with certainty the value of the TSR performance‐based RSUs the NEOs would be entitled to in the event of retirement, death or disability on December 31, 2021. In such events, assuming that the Company’s performance at the end of the Performance Period is the same as for the one‐ and two‐year periods ended December 31, 2021, (a) the awards under our 2020 TSR PSP would accelerate, subject to proration as described in the foregoing paragraph, at 0% of target, and (b) the awards under our 2021 TSR PSP would accelerate, subject to proration as described in the foregoing paragraph, at 75% of target because the Company’s TSR performance during the period beginning January 1, 2021 and ended December 31, 2021 ranked 36th compared to its 60 peers for that period. For a discussion of the actual performance under our 2019, 2020 and 2021 TSR PSPs, please see the footnotes to the table appearing in “Outstanding Equity Awards At Fiscal Year End.” In February 2019, 2020, and 2021, each of our NEOs was awarded FCF performance‐based RSUs under our 2019 FCF PSP, 2020 FCF PSP and 2021 FCF PSP, respectively. Our adjusted free cash flow performance in 2019 was 93.4% relative to our 2019 internal financial plan; accordingly, in February 2020, the Compensation Committee determined that pursuant to the terms of the 2019 FCF PSP, 90.1% of the target number of FCF performance‐based RSUs had been earned under the program. Our adjusted free cash flow performance in 2020 was 94.3% relative to our 2020 internal financial plan; accordingly, in February 2021, the Compensation Committee determined that pursuant to the terms of the 2020 FCF PSP, 88.6% of the target number of FCF performance‐based RSUs had been earned under the program. Our adjusted free cash flow performance in 2021 was 115.4% relative to our 2021 internal financial plan; accordingly, in February 2022, the Compensation Committee determined that pursuant to the terms of the 2021 FCF PSP, 130.8% of the target number of FCF performance‐ based RSUs had been earned under the program. All of such units were subject to the satisfaction of the service criteria over a three‐year period (inclusive of the performance period). Under the 2019, 2020, 2021 FCF PSPs, if a participant’s employment terminates due to retirement after the performance period but prior to the end of the three‐year service period, shares of our common stock will be issued in respect of the FCF performance‐based RSUs as to which the performance criteria under the program have been satisfied on a prorated basis based on the number of months worked during the three‐year service period, rounded to the nearest whole month, and if a participant’s employment terminates due to death or disability before the end of the three‐year service period, shares of our common stock will be issued in respect of the FCF performance‐based RSUs as to which the performance criteria under the program have been satisfied, as if the participant had been employed through the end of the three‐year service period. Additionally, pursuant to the terms of our Change in Control Agreements, the vesting of FCF performance‐based RSUs awarded to our executives will be accelerated on a pro rata basis based on the number of months worked during the three‐year service period, rounded to the nearest whole month in the event of both a change in control and a subsequent termination without Cause or resignation for Good Reason. 112 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 23 CHKSUM Content: 30603 Layout: 4677 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

We strive to pay our employees competitively compared to similar positions in the applicable labor market. We follow that approach worldwide, whether for an executive position or an hourly job at a local facility. We take into account location, job level and pay grade, time with us and time in current role, experience and skill set, and adjust compensation annually to match the applicable market. By doing so, we believe we maintain a high‐quality, stable workforce. We determined the compensation we paid to the median employee in accordance with this philosophy. Under rules adopted pursuant to the Dodd‐Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S‐K, we are required to calculate and disclose the total compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to Michael F. Mahoney, our CEO. The following paragraphs describe our methodology and the resulting CEO Pay Ratio. For 2021, our last completed fiscal year: • the annual total compensation of the employee identified at median of our Company (other than our CEO), was $68,891; and • the annual total compensation of our CEO was $16,064,039. Based on this information, for 2021 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees (other than our CEO) was estimated to be approximately 233 to 1. The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported by us, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios. To identify the median of the annual total compensation of all our employees and the annual total compensation of the median employee, the methodology and the material assumptions, adjustments and estimates that we used were as follows: • The median employee who was used for purposes of calculating the CEO Pay Ratio for 2021 is the same employee whom we identified for CEO Pay Ratio disclosure for 2020. There has been no change in our employee population or employee compensation arrangements since that median employee was identified that we believe would significantly affect our pay ratio disclosure. With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S‐K, resulting in annual total compensation of $68,891. We calculated the median employee’s actual salary for the 12 month period ended December 31, 2021. In addition, the median employee’s total compensation for 2021 includes a bonus that was paid in early 2022, Company matching contributions to the employee’s 401(k) plan, and premiums and the imputed income for Company‐paid term life insurance. • With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column for 2021 in our Summary Compensation Table included in this Proxy Statement. CEO Pay Ratio 113 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ja | Sequence: 24 CHKSUM Content: 13276 Layout: 45744 Graphics: 4721 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps V1.5

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non‐binding, advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Our Board has determined to provide our stockholders this opportunity on an annual basis, and we expect the next vote to be held at our 2023 annual meeting of stockholders. As described in the Compensation Discussion & Analysis, our executive compensation philosophy is to provide appropriate competitive compensation opportunities to our executives with actual pay outcomes heavily influenced by the achievement of Company performance targets and individual performance objectives (in other words, “pay for performance”) in support of our business strategy and creation of long‐term stockholder value. Executive Compensation Program Best Practices Our Compensation Committee believes that a strong foundation for our compensation program is necessary to execute our executive compensation philosophy effectively. The following key aspects of executive compensation best practices serve as the foundation for our compensation program: What We Do Use mix of short‐ and long‐term incentive compensation, and emphasize long‐term. Use mix of fixed and variable compensation, and emphasize variable, at‐risk performance‐based compensation. Employ a “double‐trigger” (both a change in control and termination without cause or for good reason) for cash payments and accelerated vesting of equity awards where the surviving or acquiring entity substitutes or assumes outstanding equity awards. Maintain stock ownership guidelines for executives and directors. Have a policy for the recovery (“clawback”) of all or a portion of certain incentive compensation awards under certain circumstances. Analyze internal pay equity in formulating compensation decisions. Compare practices, levels, and mix of compensation against peer group companies. Engage an independent compensation consultant reporting directly to the Compensation Committee. Assess risk of incentive compensation policies and programs. What We Don’t Do Do not provide income tax gross‐ups (except on relocation benefits). Do not provide any excise tax gross‐ups on severance or other payments in the event of a change in control. Do not permit pledging or hedging of the economic value of our common stock by our executives or directors. Do not permit repricing of underwater stock options without stockholder approval. 114 PROPOSAL 2: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ka | Sequence: 1 CHKSUM Content: 40410 Layout: 3983 Graphics: 18370 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, C53 M18 Y0 K0, Black, C71 M1 Y22 K0 GRAPHICS: 3423-2_Arrow_Icon.eps, 3423-2_Arrow_Icon.eps, 3423-2_Arrow_Icon.eps, 3423-2_Arrow_Icon.eps, 3423-2_Arrow_Icon.eps, 3423-2_Arrow_Icon.eps, 3423-2_Arrow_Icon.eps, 3423-2_Arr V1.5

We believe our emphasis on at‐risk, performance‐based incentive compensation — consisting of our Annual Bonus Plan awards and long‐term equity awards — aligns our executives with our business strategy and the short‐ and long‐term interests of our stockholders, providing “pay for performance” and putting a significant portion of our executives’ pay “at risk.” A Significant Portion of our NEOs’ 2021 Target TDC is At-Risk, Performance-Based Compensation Our Compensation Committee ties a significant portion of the primary elements of our executives’ target TDC to at‐risk, performance‐based incentive opportunities. For 2021, approximately 90.6% of the target value of the primary elements of TDC for our CEO and approximately 81.2% of the target value of the primary elements of TDC for our other NEOs, as a group, consisted of at‐risk, performance‐based incentive compensation. For additional details and a breakdown of at‐risk, performance‐based incentive compensation, please see the Compensation Discussion & Analysis sections titled “A Significant Portion of our NEOs’ 2021 Target TDC is At-Risk, Performance- Based Compensation” and “Elements of 2021 Executive Compensation, Primary Elements of Total Direct Compensation.” Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting: “RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S‐K, including the Compensation Discussion & Analysis, compensation tables and narrative discussion.” While the vote is advisory in nature, which means that it is non‐binding on us, our Compensation Committee values the opinions of our stockholders and will take into consideration the outcome of the vote when considering future executive compensation arrangements. We currently conduct annual advisory votes on executive compensation, and, therefore, we intend to hold the next advisory vote to approve the compensation of the named executive officers at our 2023 Annual Meeting of Stockholders. Pay for Performance OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K. 115 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ka | Sequence: 2 CHKSUM Content: 54380 Layout: 6255 Graphics: 47123 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, Magenta, C45 M82 Y0 K0, C100 M84 Y30 K16, Cyan, ~note-color 2, Black GRAPHICS: 3423-2_Tickmark_Icon.eps, 3423-2_Halfarrow_Icon.eps V1.5

The following table summarizes information as of December 31, 2021 relating to our equity compensation plans pursuant to which grants of stock options, Restricted Stock Units, restricted stock grants or other rights to acquire shares may be granted from time to time. Number of Securities to Be Weighted- Number of Securities Issued Upon Average Exercise Remaining Available for Exercise of Price of Future Issuance Under Outstanding Outstanding Equity Compensation Options, Options, Plans (Excluding Warrants and Warrants and Securities Reflected in Plan Category Rights (a) Rights (b) Column (a)) (c) Equity compensation plans approved by security holders(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30,948,557 $28.71(2) 65,600,286(3) Equity compensation plans not approved by security holders(4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . — $ — — Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30,948,557 $28.71 65,600,286 (1) Amounts in columns (a) and (b) include outstanding options under our 2000, 2003 and 2011 LTIPs. Our 2000 LTIP expired on February 28, 2010 and our 2003 LTIP expired on June 1, 2011; however, awards made under these plans still remain outstanding. The amount in column (a) also includes 9,500,064 shares awarded under our 2000, 2003 and 2011 LTIPs in the form of service‐based RSUs, Company performance‐based RSUs and restricted stock. Of such amount, approximately 872,236 shares are issuable upon settlement of outstanding Company performance‐based RSUs. Shares underlying the 2019, 2020 and 2021 TSR performance‐based RSUs are earned over a three‐year performance and service period. The 2019 TSR performance‐based RSUs have been included based on actual performance. The 2020 TSR performance‐based RSUs have been included assuming threshold achievement of the Company performance criteria and achievement of the individual service criteria of the program (40% of the target units awarded). We have included the number of shares underlying the threshold number of units in column (a) because the Company’s TSR performance during the two‐year period from January 1, 2020 through December 31, 2021 under the 2020 TSR PSP was below the threshold level of performance under the program. The 2021 TSR performance‐based RSUs have been included assuming target achievement of the Company performance criteria and achievement of the individual service criteria of the program. We have included the number of shares underlying the target number of units in column (a) because the Company’s TSR performance during the one‐year period from January 1, 2021 through December 31, 2021 under the 2021 TSR PSP was between the threshold and target level of performance under the program. Shares underlying the 2019, 2020 and 2021 FCF performance‐based RSUs have been included at 90.1%, 88.6% and 130.8% of target, respectively, the actual number of units for which the performance criteria under the programs have been satisfied. Such units remain subject to the individual service criteria under the program. (2) This number reflects the exclusion of 9,500,064 shares in the form of service‐based RSUs, Company performance‐based RSUs and restricted stock granted pursuant to our equity plans included in column (a). These awards allow for the distribution of shares to the grant recipient upon vesting and do not have an associated exercise price. Accordingly, these awards are not reflected in the weighted‐ average exercise price. (3) This number reflects, as of December 31, 2021, the 65,600,286 shares available for issuance under our 2011 Amended and Restated LTIP. This number does not include 3,965,821 shares available for purchase by our employees under our Global Employee Stock Ownership Plan, which are not available for grant in any other form. (4) We have acquired a number of companies over the past several years. From time to time, we have assumed the acquired company’s incentive plan(s), including the outstanding stock options and warrants, if any, granted under those plan(s). No further stock options are outstanding under assumed plans and no additional stock options may be granted under the assumed plans beyond those assumed in connection with the acquisitions. Assumed stock options that terminate prior to expiration are not available for re‐grant. 116 EQUITY COMPENSATION PLANS Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ka | Sequence: 3 CHKSUM Content: 13241 Layout: 17666 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

The Audit Committee oversees our Company’s financial reporting process on behalf of the Board of Directors and has other responsibilities as set forth in the Audit Committee charter, which is available on our website at www.bostonscientific.com under the “Investor Relations” section. Management has the primary responsibility for our Company’s financial statements and reporting process, including the systems of internal controls. Ernst & Young LLP (Ernst & Young), our independent registered public accounting firm for fiscal year 2021, is responsible for expressing an opinion on the conformity of our Company’s audited financial statements with generally accepted accounting principles and on our Company’s internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management and Ernst & Young the audited financial statements included in the Boston Scientific Annual Report on Form 10‐K for the year ended December 31, 2021, including a discussion about the quality, not just the acceptability, of our Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements, and Ernst & Young’s evaluation of the Company’s internal control over financial reporting. The Audit Committee also discussed with Ernst & Young the matters that are required to be discussed by the Public Company Accounting Oversight Board’s Auditing Standard No. 1301, Communications with Audit Committees. Ernst & Young has also provided the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young that firm’s independence. The Audit Committee has concluded that Ernst & Young’s provision of audit and non‐audit services to the Company and its affiliates is compatible with Ernst & Young’s independence. The Audit Committee further discussed with the Company’s internal auditors and Ernst & Young the overall scope and plans for their respective audits. The Audit Committee meets at least quarterly with the internal auditors and Ernst & Young, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. Based on the reviews and discussions referred to above, the Audit Committee approved the inclusion of the audited financial statements in the Annual Report on Form 10‐K for the year ended December 31, 2021, which has been filed with the Securities and Exchange Commission. The Audit Committee has also approved the selection of Ernst & Young as the Company’s independent registered public accounting firm for fiscal year 2022. This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Boston Scientific filing with the SEC, except to the extent that Boston Scientific specifically incorporates this Report by reference into another Boston Scientific filing. THE AUDIT COMMITTEE Charles J. Dockendorff, Chair David J. Roux John E. Sununu David S. Wichmann Ellen M. Zane 117 AUDIT COMMITTEE REPORT Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ka | Sequence: 4 CHKSUM Content: 39299 Layout: 26373 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

The Audit Committee of the Board has appointed Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year. The Audit Committee is directly responsible for approving the appointment, retention and compensation, and for the oversight of the work of our independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Ernst & Young LLP has been retained as the Company’s external auditor continuously since 1992. The Audit Committee is responsible for audit fee negotiations associated with the Company’s retention of Ernst & Young LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. In conjunction with the mandated rotation of the Audit Firm’s lead engagement partner, the Audit Committee and its chair are directly involved in the selection of Ernst & Young LLP’s new lead engagement partner. In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management and our internal auditors, and will take into account the vote of our stockholders with respect to the ratification of the selection of our independent registered public accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its investors. Representatives of Ernst & Young LLP are expected to virtually attend the Annual Meeting and respond to questions and, if they desire, make a statement. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2022 FISCAL YEAR. 118 PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.la | Sequence: 1 CHKSUM Content: 42786 Layout: 3063 Graphics: 37903 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Magenta, Yellow, Cyan, ~note-color 2, Black, C45 M82 Y0 K0 GRAPHICS: 3423-2_Tickmark_Icon.eps V1.5

The following table presents the aggregate fees billed for professional services rendered by Ernst & Young LLP for the fiscal years ended December 31, 2020 and December 31, 2021. Type of Fees 2020 2021 Audit Fees(1) $11,109,000 $12,679,000 Audit‐Related Fees(2) 2,562,000 595,000 Tax Fees(3) 320,000 11,000 All Other Fees(4) — — Total $13,991,000 $13,285,000 (1) Audit fees are fees for professional services rendered in connection with the audit of our consolidated financial statements (including an assessment of our internal control over financial reporting) included in Item 8 of our Annual Reports filed on Form 10‐K, reviews of our condensed consolidated financial statements included in our Quarterly Reports filed on Form 10‐Q, statutory filings and registration statements. (2) Audit‐related fees are fees for services related to employee benefit plan audits, accounting consultation, carve out audits, and compliance with regulatory requirements. (3) Tax fees are for services related to tax compliance, tax planning and tax advice. These services included international corporate tax return compliance, annual domestic tax return compliance for employee benefit plans, foreign country tax planning with respect to global stock option and employee stock purchase programs and stock programs, assistance filing advanced pricing agreements with tax authorities, assistance related to foreign tax authority transfer pricing inquiries and domestic and international tax technical advice. (4) Ernst & Young LLP did not provide any “other services” during the period. It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit‐related, tax and any other services to be provided by our independent registered public accounting firm. In situations where it is not possible to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre‐approval of auditing, audit‐related, tax and all other services. Any pre‐approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved all of Ernst & Young LLP’s services for 2020 and 2021 and, in doing so, considered whether the provision of such services is compatible with maintaining independence. Principal Accountant Fees Audit Committee’s Pre-Approval Policy 119 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.la | Sequence: 2 CHKSUM Content: 19809 Layout: 47879 Graphics: 41579 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, C100 M84 Y30 K16, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 3423-2_Halfarrow_Icon.eps, 3423-2_Halfarrow_Icon.eps V1.5

Overview We offer eligible employees the opportunity to purchase common stock through payroll deduction, under our 2006 Global Employee Stock Ownership Plan, as amended (GESOP). The purpose of the GESOP is to encourage ownership of common stock by employees of Boston Scientific and employees of its designated subsidiaries. The GESOP is intended to be an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the Code). Eligible employees outside of the United States employed by designated subsidiaries of Boston Scientific participate in the GESOP, but outside the scope of Section 423 of the Code. All shares issued under the GESOP, whether within or outside the scope of Section 423(b) of the Code, count against the shares reserved for issuance under the GESOP. Due to the number of employees participating in the GESOP both in the United States and internationally, we have almost exhausted the shares reserved for issuance under the GESOP. Management has expressed its desire to continue to offer the GESOP to our employees and on February 23, 2022, our Board of Directors approved an amended and restated GESOP that increases the maximum number of shares of our common stock available for issuance under the GESOP from 50,000,000 shares to 60,000,000 shares, subject to stockholder approval. The GESOP (which will be renamed as our Employee Stock Purchase Plan (ESPP)) has also been amended to provide for ample discretion to determine the terms and conditions of offerings under the ESPP and for an omnibus plan design authorizing both offerings under the ESPP intended to qualify under Section 423(b) of the Code and offerings outside the scope of Section 423(b) to facilitate participation outside of the United States without needing to establish sub‐plans. We believe that continuing to offer eligible employees in the various countries where we have operations an opportunity to purchase shares of our common stock helps to align employee and stockholder interests, and supports a corporate value of recognizing and rewarding excellence by sharing Boston Scientific’s opportunity for success with our employees who work to help us achieve that success. At the Annual Meeting, you are being asked to approve the ESPP, a copy of which is attached to this Proxy Statement as Annex B, reflecting the amendment and restatement of our GESOP. The following summary highlights the proposed material changes reflected in the ESPP. • The maximum number of shares of common stock reserved for issuance pursuant to offerings under the ESPP has been increased by 10,000,000 shares. • The ESPP has been amended to provide for an omnibus plan design authorizing the grant of options that are intended to qualify under Section 423(b) of the Code, as well as the grant of options that are not intended to so qualify, without necessitating the establishment of sub‐plans to make such grants. • The ESPP has been amended to permit the plan administrator to determine the terms and conditions of the plan within the parameters set forth in the plan, such as changing the duration of offering periods (and providing for purchase periods within offering periods), or changing offering period purchase limitations. • The change in control treatment applicable to outstanding options has been amended to align with more typical market practice providing for the truncation of outstanding options to the extent outstanding options are not assumed by the successor corporation. Summary of the Amended and Restated ESPP The following is a summary of the material terms and conditions of the ESPP, as amended and restated. This summary, however, does not purport to be a complete description of all provisions of the amended and restated 120 PROPOSAL 4: AMENDMENT AND RESTATEMENT OF 2006 GLOBAL EMPLOYEE STOCK OWNERSHIP PLAN Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ma | Sequence: 1 CHKSUM Content: 1744 Layout: 11419 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

ESPP and is qualified in its entirety by reference to the amended and restated ESPP, which is attached to this Proxy Statement as Annex B. In the following discussion, we refer to the GESOP, both in its current version and as amended by this Proposal, as the ESPP. The ESPP became effective on July 1, 2006 following its adoption by the Board of Directors on February 28, 2006 and approval by stockholders on May 9, 2006. The GESOP was last amended and restated effective July 1, 2014 following approval by stockholders on May 6, 2014, and was last amended on November 15, 2018, effective as of January 1, 2019. Up to 50,000,000 shares of common stock have been authorized for issuance under the ESPP. If the proposed amendment and restatement is approved by the stockholders at the Annual Meeting, an additional 10,000,000 shares of common stock will be available for issuance under the ESPP, as amended and restated, for a total of 60,000,000 shares of common stock, subject to adjustment in the case of any change in the Company’s capitalization, including by reason of a stock split, stock dividend, consolidation, merger, reorganization or other change. Effective Date and Term. If approved by the stockholders at the Annual Meeting, the amended and restated ESPP will become effective July 1, 2022 and has no set term. The ESPP will expire upon the issuance of all shares approved for issuance unless terminated earlier by our Board of Directors. Administration. The ESPP is administered by the Compensation Committee, which has the authority and discretion, among other things, to interpret the ESPP, prescribe, amend and rescind rules and regulations relating to the ESPP, resolve all disputes arising under the ESPP, determine which related corporations may participate in the ESPP and as of what date, determine the terms under which shares of Boston Scientific’s common stock may be purchased under the ESPP, designate the subsidiaries that will participate in the offering of shares under the ESPP intended to qualify under Section 423 of the Code and the subsidiaries or affiliates that will participate in offerings not intended to so qualify, establish sub‐plans to provide additional flexibility to further facilitate compliance with laws or considerations applicable outside of the United States, and make all other determinations necessary or advisable for the administration of the ESPP. The Compensation Committee may delegate to certain of our executive officers and employees, to the extent permitted by applicable laws, its authority, responsibility and discretion under the ESPP to, among other things, administer the day‐to‐day operation of the ESPP, and designate the subsidiaries that will participate in the offerings intended to qualify under Section 423 of the Code and the subsidiaries or affiliates that will participate in non‐qualifying offerings. Eligibility. Currently, an employee will generally be eligible to purchase Boston Scientific common stock under the ESPP upon the completion and submission of an enrollment agreement if such employee is customarily employed by Boston Scientific or a designated related corporation for twenty or more hours per week, subject to the limitations described below under “Special Limitations.” Employees participate in the ESPP by electing payroll deductions that accumulate to purchase shares of Boston Scientific common stock at a discount. Non‐employee directors are not eligible to participate in the ESPP. As of December 31, 2021, 36,073 employees were eligible to purchase Boston Scientific common stock under the ESPP. Employees, including employee directors and executive officers, are eligible to participate in the ESPP, subject to eligibility criteria discussed above. Accordingly, our one employee director, each executive officer and each person who previously served as an executive officer during 2021 and remains employed by Boston Scientific has an interest in this proposal. Offering Periods/Purchase Period. The ESPP is currently implemented by way of contemporaneous and consecutive offering and purchase periods of six‐month in duration (each an Offering Period) commencing on each January 1st and July 1st of each calendar year during which payroll deductions will be accumulated under the ESPP. However, the ESPP provides for the authority to implement the ESPP by way of multiple purchase periods within an offering period not to exceed 27 months and through overlapping offering periods. Purchase Price and Amount of Stock. When a participant enrolls in the ESPP, the participant essentially receives an option to purchase shares of Boston Scientific common stock on the last day of the upcoming Offering Period at the Option Price per share. The “Option Price” for each Offering Period is determined by the Compensation Committee, but may in no event be an amount that is the lesser of (i) 85% of the fair market value per share of 121 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ma | Sequence: 2 CHKSUM Content: 38721 Layout: 8169 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Boston Scientific common stock on the first business day of the Offering Period, or (ii) 85% of the fair market value per share of Boston Scientific common stock on the last business day of the Offering Period. The number of shares of Boston Scientific common stock a participant will be able to purchase will generally be equal to the participant’s payroll deductions during the Option Period, divided by the Option Price, subject to the limitations described below under “Special Limitations.” On December 31, 2021, the closing price of a share of Boston Scientific’s common stock on the New York Stock Exchange was $42.48. In the event that the total number of shares of common stock that participants elect to purchase under the ESPP exceeds the total number of shares available under the ESPP, the number of shares that each participant is permitted to purchase will be decreased pro rata based on the participant’s accumulated payroll deductions in relation to all accumulated payroll deductions being withheld under the ESPP and any remaining payroll deductions will be refunded to such participant. Payroll Deductions and Withdrawal. Options are exercisable on the last business day of each Offering Period through the accumulation of payroll deductions. Eligible employees can select payroll deduction rates in 1% increments from 1% to 10% of their compensation (or such other maximum determined by the Compensation Committee), which generally includes base salary or wages, bonus payments, commissions, short‐term disability payments or wage or salary substitution payments. No interest accrues on payroll deductions. Any enrollment by an eligible employee in effect for an Offering Period will remain in effect for subsequent Offering Periods unless the employee actively withdraws by submitting a request to discontinue payroll deductions or modify the payroll deductions or ceases to be eligible to participate in the ESPP. After the commencement of an Offering Period, a participant will not be permitted to change his or her payroll deductions during that Offering Period; provided, however, that a participant may elect to discontinue his or her payroll deductions at any time during an Offering Period up to ten business days before the end of the Offering Period (or such other period as may be established by the Compensation Committee). In the event that a participant’s employment is terminated for any reason prior to the last day of an Offering Period, no shares will be purchased and all accumulated payroll deductions will be returned to the participant. Special Limitations. The ESPP imposes certain limitations upon a participant’s right to acquire Boston Scientific common stock, including the following: • A participant is not eligible to receive an option under the ESPP if, after the grant of the option, the employee would own common stock constituting 5% or more of the total combined voting power or value of all classes of stock of Boston Scientific or any related corporation. • A participant cannot be granted an option under the ESPP if such participant’s rights to purchase Boston Scientific common stock under all employee stock purchase plans of Boston Scientific and any related corporation accrue at a rate which exceeds $25,000 of the fair market value of Boston Scientific common stock (determined at the time each option is granted) for each calendar year in which such option is outstanding at any time. • A participant may not purchase stock pursuant to an option under the ESPP in excess of 10,000 shares per Offering Period (or such other maximum that may be established by the Compensation Committee prior to an offering period). The Compensation Committee may establish additional limitations for accounting (or any other reasons) on the number of shares of our common stock available for purchase by eligible employees from time to time or with respect to one or more Offering Periods. Non-Section 423 Component. The ESPP has been amended to provide for the grant of options that are not intended qualify under Section 423 of the Code to facilitate the participation of eligible employees of designated subsidiaries of Boston Scientific outside the United States in accordance with local laws, rules or regulations. The ESPP authorizes the Compensation Committee or its designees to further amend the terms of the ESPP or an option under the ESPP, in order to reflect the impact of local law. Offerings under the non‐Section 423 component are generally subject to the same terms and conditions applicable to offerings under the Section 423 component, 122 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ma | Sequence: 3 CHKSUM Content: 50299 Layout: 61514 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 including the maximum purchase price discount, the maximum number of shares that may be purchased by a participant, including during an offering period. Roughly half of our eligible employees will be designated as participants in the non‐Section 423 component of the ESPP. Transferability of Options and Termination of Employment. Options granted under the ESPP are not transferable and, during the lifetime of the optionee, may not be exercised by anyone other than the participant. All unexercised options to purchase shares will terminate upon termination of employment of a participant, and any accumulated payroll deductions of the participant will be refunded in cash as soon as administratively practicable. Restrictions on Shares Acquired under ESPP. Under the terms of the ESPP, shares of Boston Scientific common stock purchased under the ESPP may not be assigned, transferred, pledged, or otherwise disposed of, except by will or under the laws of descent or distribution, until the date which is three months after the last day of the Offering Period in which they were purchased (or the date of death of the optionee, if earlier). Change in Control. In the event of a “Change in Control” (as defined in the ESPP), each outstanding option will be equitably adjusted and assumed or an equivalent purchase right substituted by the successor company or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute the purchase right or is not a publicly traded corporation, the offering period then in progress will be shortened by setting a new purchase date before the date of the proposed Change in Control, as of which date the offering period will end. Amendments and Termination of ESPP. The Board of Directors may amend or terminate the ESPP at any time; provided, however, that the Board of Directors may not, without approval by the stockholders of Boston Scientific in a manner satisfying the requirements of Section 423 of the Code or applicable stock exchange rules, increase the maximum number of shares of Boston Scientific common stock available for purchase under the ESPP or other amendments requiring stockholder approval. In addition, no termination or amendment of the ESPP may adversely affect the rights of an optionee in the reasonable discretion of the Compensation Committee with respect to any option held as of the date of such termination or amendment without the optionee’s consent (unless the amendment is required to facilitate compliance with applicable law). U.S. Federal Tax Treatment of ESPP Participation. The following summary briefly describes the general U.S. federal income tax treatment applicable to the purchase of Boston Scientific common stock under the ESPP by employees in the United States. The tax treatment of ESPP participation by eligible employees outside the United States generally is subject to the local tax laws, rules and regulations of the applicable country. The ESPP is intended to qualify as an “employee stock purchase plan” as defined under Section 423 of the Code, and the following summary applies to employees subject to U.S. taxation. Under the applicable Code provision, an employee will not recognize any taxable income and will not be subject to U.S. federal income taxation upon enrollment in the ESPP, upon the grant of an option under the ESPP, and upon the purchase of Boston Scientific common stock under the ESPP. At the time an employee sells or otherwise disposes of any shares acquired under the ESPP, the employee will recognize taxable income and will be subject to taxation based upon when the employee sold or otherwise disposed of the shares. If the employee sells or otherwise disposes of shares of common stock purchased under the ESPP within the later of (i) two years after the date the applicable option was granted, or (ii) one year after the date such option was exercised, the sale or disposition will be treated as a “disqualifying disposition” and the employee will be taxed at ordinary income rates on an amount equal to the difference between the fair market value of the shares of common stock at the time the option was exercised and the Option Price at which the shares were purchased. In addition, Boston Scientific will be entitled to a U.S. federal income tax deduction of an equivalent amount. The difference between the amount received on the disposition of the shares and the employee’s tax basis in the shares, as adjusted to reflect the amount taxed as ordinary income, will be recognized as a capital gain or loss and will be subject to capital gains/losses treatment. If an employee sells or disposes of shares after the later of (i) two years after the date the applicable option was granted, or (ii) one year after the option was exercised, the sale or disposition will be treated as a “qualifying 123 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ma | Sequence: 4 CHKSUM Content: 56446 Layout: 8169 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 disposition” and the employee will be taxed at ordinary income rates on the amount equal to the lesser of (a) the difference between the fair market value of the shares of common stock at the time the option was granted and the Option Price, and (b) the difference between the amount realized on the disposition of the shares and the Option Price at which the shares were purchased. In the case of a qualifying disposition, Boston Scientific will not be entitled to a corresponding U.S. federal income tax deduction. Any additional gain or loss recognized on the disposition of the shares of common stock will be long‐term capital gain or loss and will be subject to capital gains/losses treatment. As noted above, a copy of the amended and restated ESPP is attached to this Proxy Statement as Annex B. New Plan Benefits Participation in the ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the ESPP. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the ESPP. Purchases Under the ESPP The following table sets forth information with respect to purchases under the ESPP during the fiscal year ending December 31, 2021 by (i) each of our named executive officers, (ii) all of our purchasing current executive officers as a group (excluding our named executive officers), and (iii) all of our employees who purchased under the ESPP in 2021, excluding our named executive officers and other executive officers, as a group. Our non‐employee directors are not eligible to participate in the ESPP. Shares Purchased Name and Position Under the ESPP Michael F. Mahoney, President and Chief Executive Officer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — Daniel J. Brennan, Executive Vice President and Chief Financial Officer . . . . . . . . . . . . . . . . . . . . . . . — Joseph M. Fitzgerald, Executive Vice President and President, Cardiology . . . . . . . . . . . . . . . . . . . . . — Jeffrey B. Mirviss, Executive Vice President and President, Peripheral Interventions . . . . . . . . . . . 708 David A. Pierce, Executive Vice President and President, MedSurg and President, Endoscopy . . — All purchasing current executive officers as a group, excluding those named above (6 purchasing executives) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,158 All purchasing employees of the Company, excluding those named above and other purchasing current executive officers (11,460 purchasing employees) . . . . . . . . . . . . . . . . . . . . . 2,573,346 OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF THE 2006 GLOBAL EMPLOYEE STOCK OWNERSHIP PLAN, AS PREVIOUSLY AMENDED AND RESTATED. 124 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ma | Sequence: 5 CHKSUM Content: 16430 Layout: 32876 Graphics: 37903 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Yellow, Magenta, C45 M82 Y0 K0, C100 M84 Y30 K16, Cyan, ~note-color 2, Black GRAPHICS: 3423-2_Tickmark_Icon.eps V1.5

Stockholder Proposals and Director Nominations In accordance with Rule 14a‐8 under the Exchange Act and the advance notice provisions of our By‐Laws, stockholder proposals and director nominations for the 2023 Annual Meeting of Stockholders must be received by our Corporate Secretary at our principal executive office on or before November 23, 2022. Under the proxy access by‐law provisions of our By‐Laws, director nominations submitted for inclusion in our 2023 Annual Proxy Statement must be received no earlier than October 24, 2022 and no later than November 23, 2022. Director nominations by our stockholders must also satisfy the other procedures and requirements set forth in the advance notice and proxy access provisions of our By‐Laws, as appropriate. Any proposals or nominees received after this date will be considered untimely under Rule 14a‐8 under the Exchange Act and the advance notice provisions of our By‐Laws. In addition to satisfying the foregoing requirements under our By‐Laws, to comply with the universal proxy rules (effective for annual meetings after August 31, 2022), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a‐19 under the Exchange Act no later than March 6, 2023. Should you wish to submit a proposal or director nomination, have it addressed to our Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752. In order to be considered for inclusion in next year’s Proxy Statement, proposals must also satisfy the other procedures set forth in Rule 14a‐8 under the Exchange Act. Proposals that are submitted outside of Rule 14a‐8, as well as director nominees, for presentation at our 2023 Annual Meeting of Stockholders, but that will not be included in next year’s Proxy Statement, must also satisfy the procedures set forth in the advance notice provision of our By‐Laws. Annual Report to Stockholders and Form 10-K Our 2021 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2021, accompanies this Proxy Statement. The Annual Report is also available on our website at www.bostonscientific.com under “Financials & Filings” in the “Investor Relations” section. Copies of our 2021 Annual Report on Form 10‐K, which is on file with the SEC, are available to any stockholder free of charge who submits a request in writing to Investor Relations, Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752, or by calling (508) 683‐5670. Copies of any exhibits to the Form 10‐K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits. Householding of Proxy Materials Applicable rules permit us and brokerage firms to send one Notice or Proxy Statement and Annual Report to multiple stockholders who share the same address unless we have received instructions to the contrary from one or more of the stockholders. This practice is known as householding. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. In the event that you wish to revoke a householding consent you previously provided to a broker, you must contact that broker to revoke your consent. If you (i) are eligible for householding and you currently receive multiple copies of either our Notice or Proxy Statement and our Annual Report but you wish to receive only one copy of each of these documents for your household or (ii) you currently receive only one set of these documents due to householding and wish to revoke your consent for future mailings, please contact Broadridge Financial Solutions, Inc. by mail at Householding Department, Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717 or by telephone at (800) 542‐1061. 125 STOCKHOLDER PROPOSALS AND COMPANY INFORMATION Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ma | Sequence: 6 CHKSUM Content: 22742 Layout: 50468 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

If you are currently subject to householding and wish to receive a separate Proxy Statement or Annual Report, you may find these materials on our website at www.bostonscientific.com under “Financial Information” in the “Investor Relations” section. You may also request printed copies of our Notice or Proxy Statement and Annual Report free of charge by contacting Investor Relations, Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752, or by calling (508) 683‐5670. We will deliver promptly, upon written or oral request, a separate copy of the Notice, Proxy Statement or Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. 126 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ma | Sequence: 7 CHKSUM Content: 8966 Layout: 61514 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Other Matters That May Come Before the Annual Meeting We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business is properly presented for consideration before the Annual Meeting, the persons named as proxies on the enclosed proxy card, or proxy voting instruction form, will vote as they deem in the best interests of the Company. Solicitation of Proxies at the Annual Meeting We will pay the costs of this solicitation. Our directors, officers or other employees may solicit proxies on behalf of the Board primarily by mail and via the Internet, but additional solicitations may be made in person, by electronic delivery, telephone, facsimile or other medium. No additional compensation will be paid to our directors, officers or other employees in connection with this solicitation. We may enlist the assistance of brokerage houses, fiduciaries, custodians and other third parties in soliciting proxies. We will, upon request, reimburse brokerage firms and other third parties for their reasonable expenses incurred for forwarding solicitation material to beneficial holders of our common stock. We have also retained Alliance Advisors, a proxy solicitation firm, to assist in the solicitation of proxies, as need be, for a fee of $13,000, plus reimbursement of expenses. All solicitation expenses, including costs of preparing, assembling and mailing proxy materials, will be borne by us. Websites Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference herein. Boston Scientific disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party. 127 OTHER INFORMATION Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.ma | Sequence: 8 CHKSUM Content: 38461 Layout: 37871 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures Used as Performance Metrics Under Certain of Our Short- and Long-Term Incentive Compensation Plans and Programs1 The following is a reconciliation of cash provided by operating activities prepared in accordance with generally accepted accounting principles in the United States (GAAP) to adjusted free cash flow as used in our 2021 Free Cash Flow Performance Share Program (2021 FCF PSP). (in millions) 2021 Cash Provided by (used for) Operating Activities $1,870 Less: Purchases of property, plant and equipment and internal use software (554) Add: Proceeds on disposals of property, plant and equipment 14 Free Cash Flow $1,330 Add: Restructuring and restructuring‐related payments 172 Add: Acquisition‐related payments 199 Add: EU MDR payments 49 Add: Special tax payments (refunds/credits) 1 Add: Litigation‐related settlements 441 Adjusted Free Cash Flow $2,192 The following is a reconciliation of net sales prepared in accordance with GAAP to adjusted net sales as used in our 2021 Annual Bonus Plan: (in millions) 2021 As reported net sales $11,888 Less: Impact of foreign currency fluctuations (54) Less: Other adjustments not included in performance target (188) Adjusted net sales $11,646 A‐1 ANNEX A 1 Amounts reported in millions in Annex A are computed based on the amounts in thousands. As a result, the sum of the components reported in millions may not equal the total amount reported in millions due to rounding. Certain columns and rows within tables may not add due to the use of rounded numbers. Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 1 CHKSUM Content: 5859 Layout: 61757 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

The following is a reconciliation of earnings per share prepared in accordance with GAAP to adjusted earnings per share as used in our 2021 Annual Bonus Plan: Income Net Income (Loss) Income (Loss) Before Tax Net Preferred Available to Impact Income Expense Income Stock Common Per (in millions, except per share data) Taxes (Benefit) (Loss) Dividends Stockholders Share Reported $1,076 $ 36 $1,041 $(55) $ 985 $ 0.69 Non-GAAP adjustments: Amortization expense 741 (65) 676 — 676 0.47 Goodwill and other intangible asset impairment 370 (51) 318 — 318 0.22 charges Acquisition‐/divestiture‐related net charges (450) (2) (453) — (453) (0.32) (credits) Restructuring and restructuring‐related net 191 (22) 169 — 169 0.12 charges (credits) Litigation‐related net charges (credits) 430 (98) 331 — 331 0.23 Investment portfolio net losses (gains) 181 (43) 137 — 137 0.10 EU MDR implementation costs 49 (4) 45 — 45 0.03 Deferred tax expenses (benefits) — 132 132 — 132 0.09 Discrete tax items — (5) (5) — (5) (0.00) Adjusted $2,587 $196 $2,391 $(55) $2,336 $ 1.63 Use of Non-GAAP Financial Measures To supplement our consolidated financial statements presented on a GAAP basis, we disclose certain non‐GAAP financial measures. To describe the relationship between pay and performance, we disclose certain non‐GAAP financial measures used as performance metrics under certain of our short‐ and long‐term incentive compensation plans and programs, including adjusted free cash flow, adjusted net sales and adjusted earnings per share (EPS). These non‐GAAP financial measures are not in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered in isolation from or as a replacement for the most directly comparable GAAP financial measures. Management uses these supplemental non‐GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in our business, to assess our performance relative to our competitors, and to establish operational goals and forecasts that are used in allocating resources. In addition, management uses these non‐GAAP financial measures to further its understanding of the performance of our operating segments. Adjusted EPS excludes certain charges (credits) included in EPS on a GAAP basis. Please refer to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in our most recent Annual Report on Form 10‐K filed with the Securities and Exchange Commission or any Quarterly Report on Form 10‐Q that we file thereafter for an explanation of each of these adjustments and the reasons for excluding each item. These amounts are excluded by management in assessing our performance, as well as from our operating segments’ measures of profit and loss used to make operating decisions and assess their performance. Accordingly, management excluded these items in calculating this non‐GAAP financial measure under our 2021 Annual Bonus Plan to facilitate an evaluation of our performance relative to our internal financial plan in accordance with the 2021 Annual Bonus Plan. Adjusted free cash flow as used in our 2021 FCF PSP is a non‐GAAP measure that adjusts for net purchases of property plant and equipment and internal use software, as well as the cash component of certain charges A‐2 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 2 CHKSUM Content: 19838 Layout: 1299 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: C100 M84 Y30 K16, ~note-color 2, Black GRAPHICS: none V1.5

(credits) that are excluded from adjusted net income in addition to any cash tax benefits of such charges. Further, we exclude tax settlement payments that relate to prior periods. The GAAP measure that is most directly comparable to adjusted free cash flow is cash provided by operating activities. Accordingly, management excluded or included these cash items for purposes of reviewing our cash flow performance in calculating this non‐GAAP financial measure under our 2021 FCF PSP to facilitate an evaluation of our cash flow performance relative to our internal financial plan in accordance with the 2021 FCF PSP. Adjusted net sales as used in our 2021 Annual Bonus Plan excludes the impact of revenue from acquisitions completed after the establishment of the internal financial plan and foreign currency fluctuations included in our net sales to align with measures that are considered by management to evaluate performance relative to our operating plan. Management excluded the impact of foreign currency fluctuations, which are highly variable and difficult to predict, by converting actual net sales from local currency to U.S. dollars using internally derived constant foreign currency exchange rates in the current and prior period. The GAAP financial measures most directly comparable to adjusted net sales is net sales on a GAAP basis. We believe that presenting the non‐GAAP financial measures that are used as performance metrics under certain of our short‐ and long‐term incentive compensation plans and programs, in addition to the corresponding GAAP financial measures, provides investors greater transparency to information relevant to the relationship between pay and performance and allows investors to see our results “through the eyes” of management. A‐3 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 3 CHKSUM Content: 2386 Layout: 1190 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Amended and Restated Employee Stock Purchase Plan (formerly our 2006 Global Employee Stock Ownership Plan, as amended and restated) 1. Purpose. The purpose of the Boston Scientific Corporation Employee Stock Purchase Plan, as amended and renamed (formerly known as the Boston Scientific Corporation 2006 Global Employee Stock Ownership Plan), is to encourage ownership of common stock by employees of Boston Scientific Corporation and its Subsidiaries and Affiliates and to provide additional incentives for such employees to promote the success of the business of the Company and its Subsidiaries and Affiliates. The Company intends for offerings under the Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (each, a “Section 423 Offering”); provided, however, that the Committee may also authorize the grant of rights under offerings of the Plan that are not intended to comply with the requirements of Section 423 of the Code, pursuant to any rules, procedures, agreements, appendices, or sub‐plans adopted by the Committee for such purpose (each, a “Non‐423 Offering”). Unless otherwise determined by the Committee, each offering under the Plan in which Eligible Employees of one or more Participating Employers may participate shall be deemed a separate offering for purposes of Section 423 of the Code, even if the dates of the applicable Offering Periods of each such offering are identical, and the provisions of the Plan shall separately apply to each offering. With respect to Section 423 Offerings, the terms of separate offerings need not be identical provided that all Eligible Employees granted Options in a particular offering shall have the same rights and privileges, except as otherwise may be permitted by Section 423 of the Code; a Non‐423 Offering need not satisfy such requirements. 2. Effective Date of the Plan. The Plan’s original effective date was July 1, 2006 following the Board’s adoption of the Plan on February 28, 2006 and approval by the Company’s stockholders on May 9, 2006. The Plan was amended and restated effective as of July 1, 2011, as of July 1, 2014 and as of November 15, 2018 and is hereby further amended and restated effective as of July 1, 2022; provided, however, such amendment and restatement shall be void if the Company’s stockholders do not approve the amended and restated Plan within twelve (12) months before or after the date on which the Board adopts the amended and restated Plan. 3. Administration. (a) The Plan shall be administered by the Committee. Subject to Applicable Law, no member of the Board or Committee (or its delegates) will be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan. In the performance of its responsibilities with respect to the Plan, the Committee will be entitled to rely upon, and no member of the Committee will be liable for any action taken or not taken in reliance upon, information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party that the Committee deems necessary. Notwithstanding any other provision of the Plan to the contrary, the Committee may use telephonic media, electronic media, or other technology, including the Company’s website and the internet, in administering the Plan to the extent not prohibited by Applicable Law. (b) Powers of the Committee. The Committee will have full power and authority to administer the Plan, including, without limitation, the authority to (i) construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any enrollment form or other instrument or agreement relating to the Plan, (ii) determine eligibility and adjudicate all disputed claims filed under the Plan, including whether Eligible Employees will participate in a Section 423 Offering or a Non‐423 Offering and which Subsidiaries and Affiliates will be Participating Employers participating in either a Section 423 Offering or a Non‐423 Offering (within the limits of the Plan), (iii) determine the terms and conditions of any Option granted under the Plan, (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan, (v) amend an outstanding Option, including any amendments B‐1 ANNEX B Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 4 CHKSUM Content: 21963 Layout: 1306 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 to an Option that may be necessary for purposes of effecting a transaction contemplated under Section 11 hereof (including, but not limited to, an amendment to the class or type of stock that may be issued pursuant to the exercise of a right or the purchase price applicable to an Option), provided that the amended Option otherwise conforms to the terms of the Plan, and (vi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, including, without limitation, the adoption of any such rules, procedures, agreements, appendices, or sub‐plans (collectively, “Sub‐Plans”) as are necessary or appropriate to permit the participation in the Plan by Eligible Employees who are foreign nationals or employed outside the U.S., as further set forth in Section 3(c) below. (c) Non‐U.S. Sub‐Plans. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt such Sub‐Plans relating to the operation and administration of the Plan to accommodate local laws, customs and procedures for jurisdictions outside of the U.S., the terms of which Sub‐Plans may take precedence over other provisions of this Plan, with the exception of Section 5 hereof, but unless otherwise superseded by the terms of such Sub‐Plan, the provisions of this Plan will govern the operation of such Sub‐Plan. To the extent inconsistent with the requirements of Section 423 of the Code, any such Sub‐Plan will be considered part of a Non‐423 Offering, and Options granted thereunder will not be required by the terms of the Plan to comply with Section 423 of the Code. Without limiting the generality of the foregoing, the Committee is authorized to adopt Sub‐Plans for particular non‐U.S. jurisdictions that modify the terms of the Plan to meet applicable local requirements, customs or procedures regarding, without limitation, (i) eligibility to participate, (ii) the definition of Compensation, (iii) the dates and duration of Offering Periods or other periods during which Optionees may make payroll deductions towards the purchase of shares of Stock, (iv) the method of determining the purchase price and the discount from Fair Market Value at which shares of Stock may be purchased, (v) any minimum or maximum amount of payroll deductions an Optionee may make in an Offering Period or other specified period under the applicable Sub‐Plan, (vi) the treatment of Options upon a change in control or a change in capitalization of the Company, (vii) the handling of payroll deductions and the methods for making payroll deductions by means other than payroll deductions, (viii) establishment of bank, building society or trust accounts to hold payroll deductions, (ix) payment of interest, (x) conversion of local currency, (xi) obligations to pay payroll tax, (xii) withholding procedures, and (xiii) handling of share issuances. (d) Binding Authority. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan and any enrollment form or other instrument or agreement relating to the Plan will be made in the Committee’s sole discretion and will be final, binding and conclusive for all purposes and upon all interested persons. (e) Delegation of Authority. To the extent not prohibited by Applicable Law, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees of the Committee, to one or more of the other parties comprising the “Committee” hereunder, or to other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. For purposes of the Plan, reference to the Committee will be deemed to include any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 3(e). 4. Amendment and Termination. The Board may terminate or amend the Plan at any time and from time to time; provided that, if stockholder approval is required pursuant to Applicable Law, then no such amendment will be effective unless approved by the Company’s stockholders within such time period as may be required. The Board may suspend the Plan or discontinue the Plan at any time, including shortening an Offering Period in connection with a spin‐off or other similar corporate event. Upon termination of the Plan, all payroll deductions will cease and all payroll deductions then credited to an Optionee’s account will be equitably applied to the purchase of whole shares of Stock then available for sale, and any remaining amounts will be promptly refunded, without interest (unless required by Applicable Law), to Optionees. For the avoidance of doubt, the Board or Committee, as applicable herein, may not delegate its authority to make amendments to or suspend the operations of the Plan pursuant to this Section 4. No termination of or amendment of the Plan B‐2 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 5 CHKSUM Content: 23413 Layout: 1190 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 may adversely affect the rights of an Optionee in the reasonable discretion of the Committee with respect to any Option held by the Optionee as of the date of such termination or amendment without the Optionee’s consent, provided that no such consent shall be required for any amendment or termination of the Plan that may be required to facilitate compliance with Applicable Law in the reasonable discretion of the Committee. 5. Shares of Stock Subject to the Plan. No more than an aggregate of 60 million shares of Stock may be issued or delivered pursuant to the exercise of Options granted under the Plan. Shares to be delivered upon the exercise of Options may be either shares of Stock which are authorized but unissued or shares of Stock held by the Company in its treasury or shares of Stock purchased on the open market by the Company for issuance under this Plan. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to the Option shall become available for other Options granted under the Plan. The Company shall, at all times during which Options are outstanding, reserve and keep available shares of Stock sufficient to satisfy such Options, and shall pay all fees and expenses incurred by the Company in connection therewith. In the event of any capital change in the outstanding Stock as contemplated by Section 11, the number and kind of shares of Stock or securities reserved and kept available by the Company shall be appropriately adjusted. For avoidance of doubt, up to the maximum number of Shares reserved under this Section 5 may be used to satisfy purchases of shares of Stock under Section 423 Offerings and any remaining portion of such maximum number of shares of Stock may be used to satisfy purchases of shares of Stock under Non‐423 Offerings. Further, shares of Stock withheld to satisfy Tax‐Related Items shall not reduce the number of shares of Stock available for sale pursuant to the Plan and shall again be made available for sale pursuant to the Plan. 6. Terms and Conditions of Options. (a) General; Offering Periods. All Options granted to Eligible Employees shall comply with the terms and conditions set forth in the Plan and applicable Enrollment Agreement. The Committee has the authority to change the rules set forth in this Section 6 regarding participation in the Plan. Unless otherwise determined by the Committee, the Plan shall be implemented by consecutive Offering Periods. To the extent determined by the Committee, the Offering Periods may (a) consist of more than one purchase period of a duration specified by the Committee, and (b) be of a duration, and commence on the dates, specified by the Committee prior to the scheduled beginning of the applicable Offering Period, provided that each Offering Period may not have a duration exceeding twenty‐seven (27) months. For the avoidance of any doubt, the Committee has authority to establish the terms that shall apply to the Offering Periods in accordance with the provisions contemplated in this Section 6 without stockholder approval. To the extent that the Committee establishes Offering Periods with multiple purchase periods or overlapping Offering Periods, in each case, with a purchase price based (in part) on the Fair Market Value of a share of Stock on the first Trading Day of an Offering Period, the Committee shall have discretion to structure an Offering Period so that if the Fair Market Value of a share of Stock on the first Trading Day of the Offering Period in which Optionee is currently enrolled is higher than the Fair Market Value of a share of Stock on the first Trading Day of any subsequent Offering Period, the Company shall automatically enroll such Optionee in the subsequent Offering Period and shall terminate his or her participation in such original Offering Period. (b) Non‐U.S. Employees. An Eligible Employee who works for a Participating Employer and is a citizen or resident of a jurisdiction other than the U.S. (without regard to whether such individual also is a citizen or resident of the U.S. or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering Period if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non‐423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering Period if the Committee has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason. B‐3 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 6 CHKSUM Content: 25582 Layout: 60585 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

(c) Enrollment Agreement/Payroll Deductions. During each Enrollment Period, an Eligible Employee may elect to participate in the Plan as of the Entry Date and purchase shares of Stock by completing and submitting an Enrollment Agreement, in accordance with such procedures as may be established from time to time by the Committee in its sole discretion. The Enrollment Agreement shall indicate the percentage of the Eligible Employee’s Compensation (from 1% through 10% (or such lesser or greater percentage determined by the Committee in connection with a particular Offering Period), in multiples of 1%) that the Eligible Employee elects to be withheld on pay dates occurring during the Offering Period. The Compensation shall be withheld in the form of payroll deductions made on each pay day during the Offering Period, provided that if the Committee determines that payroll deductions are not permitted or feasible in a particular country outside of the U.S., the Committee may permit an Eligible Employee to participate by an alternative means (in which case any reference to payroll deductions in this Plan shall also mean the contributions made through other means). (i) After the commencement of the Offering Period, unless the Committee determined otherwise in connection with a particular Offering Period, an Optionee shall not be permitted to change the percentage of Compensation elected to be withheld during that Offering Period. However, an Optionee may elect to discontinue his or her payroll deductions at any time during an Offering Period and withdraw them by submitting a request, in accordance with such procedures as may be established from time to time by the Committee, no later than ten (10) business days prior (or such other period as may be established by the Committee) to the last day of the Offering Period. The change will be effective as of the first pay date occurring as soon as practicable after the Optionee’s request has been received. As soon as practicable following receipt of the Optionee’s request, the Optionee shall receive a distribution of the accumulated payroll deductions, without interest (unless otherwise required by Applicable Law). (ii) Any Enrollment Agreement in effect for an Offering Period shall remain in effect as to any subsequent Offering Period unless revoked by the submission of a request to discontinue payroll deductions for that Offering Period or modified by submission of a new Enrollment Agreement during an Enrollment Period for any Offering Period (or such other period as may be established by the Committee), or until the Optionee ceases to be an Eligible Employee for any reason. Participation in the subsequent Offering Period will be governed by the terms and conditions of the Plan in effect at the beginning of such Offering Period, subject to the Optionee’s right to withdraw from the Plan in accordance with Section 6(c)(i). (iii) The Company will not be obligated to segregate the payroll deductions from the general funds of any Participating Employer nor will any interest be paid on such payroll deductions, unless otherwise determined by the Committee or required by Applicable Law. All payroll deductions received by the Company for shares of Stock sold by the Company on any Purchase Date pursuant to this Plan may be used for any corporate purpose. (d) Limitations. Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted an Option under the Section 423 Offering to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding rights to purchase capital stock possessing five percent (5%) or more of the combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase capital stock under all employee stock purchase plans of the Company and Subsidiaries accrues at a rate that exceeds Twenty‐Five Thousand Dollars (USD 25,000) worth of such stock (determined at the fair market value of the shares of such stock at the time such right is granted) for each calendar year in which such purchase right is outstanding. Subject to the limitations set forth in the foregoing sentence, no Optionee may purchase in excess of 10,000 shares of Stock under the Plan per Offering Period or such other maximum number of shares of Stock as may be established for an Offering Period by the Committee (in each case subject to adjustment pursuant to Section 11 hereof). B‐4 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 7 CHKSUM Content: 42519 Layout: 1190 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

(e) Purchase Price. Unless determined otherwise by the Committee, the purchase price at which Option Shares may be acquired on the Purchase Date shall be equal to eighty‐five percent (85%) of the lesser of (i) the Fair Market Value of the Stock on the Offering Commencement Date; and (ii) the Fair Market Value of the Stock on the Purchase Date; provided, however, that the Purchase Price for a Section 423 Offering shall in no event be less than eighty‐five percent (85%) of the lesser of (i) the Fair Market Value of the Stock on the Offering Commencement Date; and (ii) the Fair Market Value of the Stock on the Purchase Date. 7. Exercise of Options. (a) For each Optionee who remains an Eligible Employee on a Purchase Date, all of the Optionee’s payroll deductions accumulated during the Offering Period will be applied to purchase the number of whole shares of Stock (unless the Committee has determined in connection with a particular Offering Period that fractional shares of Stock may be purchased) purchasable by his or her accumulated payroll deductions during the Offering Period, or, if less, the maximum number of shares subject to the Option as provided in Section 6(d), provided that if the total number of shares of Stock which all Optionees elect to purchase, together with any shares already purchased under the Plan, exceeds the total number of shares which may be purchased under the Plan pursuant to Section 5, the number of shares which each Optionee is permitted to purchase shall be decreased pro rata based on the Optionee’s accumulated payroll deductions in relation to all accumulated payroll deductions currently being withheld under the Plan. (b) Unless otherwise determined by the Committee, following the purchase of Stock on each Purchase Date, any remaining payroll deductions for each Optionee shall be refunded to the Optionee, without interest (unless required by Applicable Law), as soon as administratively practicable. (c) If an Optionee ceases to be an Eligible Employee prior to the Purchase Date, the Optionee’s payroll deductions shall be refunded to the Optionee, without interest (unless required by Applicable Law), as soon as administratively practicable, and no shares of Stock shall be purchased on behalf of the Optionee. 8. Delivery of Stock. (a) By enrolling in the Plan, each Optionee will be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Committee. Alternatively, the Committee may provide for Plan share accounts for each Optionee to be established by the Company or by an outside entity selected by the Committee which is not a brokerage firm. As soon as administratively practicable after the Purchase Date, the Company shall deliver shares of Stock acquired by the Optionee to the Optionee’s brokerage or Plan share account where the shares of Stock will be held in street name for the benefit of the Optionee. (b) The Committee shall record each Optionee’s shares of Stock acquired under the Plan in accordance with established electronic book entry procedures. (c) An Optionee will have no rights as a stockholder with respect to any Option Shares or any shares of Stock deliverable under this Plan unless and until recorded in the books of the brokerage firm selected by the Committee or, as applicable, the Company, its transfer agent, or such other outside entity which is not a brokerage firm. 9. Restrictions on Transfer. (a) Options may not be assigned, transferred, pledged or otherwise disposed of other than by will or the laws of descent and distribution. An Option may not be exercised by anyone other than the Optionee during the lifetime of the Optionee. B‐5 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 8 CHKSUM Content: 33692 Layout: 60585 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

(b) Except as otherwise determined by the Committee, Stock acquired by exercise of an Option hereunder may not be assigned, transferred, pledged or otherwise disposed of, except by will or under the laws of descent and distribution, until the date which is three (3) months after the last day of the Offering Period as of which such shares were acquired (or the date of the death of the Optionee, if earlier), but thereafter may be sold or otherwise transferred without restriction, subject to the Company’s Stock Trading Policy. (c) Except as otherwise determined by the Committee, Stock acquired by exercise of an Option under the Section 423 Offering and deposited with a broker designated by the Committee for the benefit of the Optionee pursuant to Section 8(a) may not be transferred to any other brokerage account for a period of two (2) years following the first day of the Offering Period to which the Option Shares relate. After such restriction period ends, the Optionee may freely transfer the Option Shares to any other brokerage account, without restriction, at the Optionee’s personal expense. The Company may also require that shares of Stock, without regard to whether acquired by exercise of an Option under a Section 423 Offering, be retained in a brokerage or Plan share account for such other designated period of time as may be specified by the Committee, and/or may establish procedures to permit tracking of dispositions of shares of Stock. 10. Employment. (a) General. If an Optionee ceases to be an Eligible Employee prior to a Purchase Date for any reason, his or her Option shall immediately expire, and the Optionee’s accumulated payroll deductions shall be returned, without interest (unless otherwise required under Applicable Law), as soon as administratively practicable, to the Optionee or his or her estate, as the case may be, by the Participating Employer, and no shares of Stock shall be purchased on behalf of such Optionee. For the avoidance of doubt, if an Optionee’s last day of employment with a Participating Employer is on a Purchase Date, the Optionee’s payroll deductions accumulated during the Offering Period will be applied to purchase Stock on the Purchase Date pursuant to Section 7. (b) Leave of Absence. For purposes of a Section 423 Offering under the Plan, an Employee shall not be deemed to have ceased to be an Eligible Employee while such Employee is on any military leave, sick leave, or other bona fide leave of absence approved by the Participating Employer of three (3) months or less; provided that where the period of leave exceeds three (3) months and the Optionee’s right to reemployment is not guaranteed by statute or by contract, for purposes of the Plan, the Employee will be deemed to have ceased to be an Eligible Employee three (3) months and one (1) day following the commencement of such leave. Subject to the discretion of the Committee, if an Optionee is granted a paid leave of absence, payroll deductions on behalf of the Optionee will continue and any payroll deductions credited to the Optionee’s account may be used to purchase shares of Stock as provided under the Plan. If an Optionee is granted an unpaid leave of absence, payroll deductions on behalf of the Optionee will be discontinued and no other payroll deductions will be permitted (unless otherwise determined by the Committee or required by Applicable Law), but any payroll deductions then credited to the Optionee’s account may be used to purchase shares of Stock on the next applicable Purchase Date. (c) Transfer of Employment. Unless otherwise determined by the Committee or required by Applicable Law, an Optionee whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between a Participating Employer will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if an Optionee transfers from a Section 423 Offering to a Non‐423 Offering, the exercise of the Optionee’s purchase right will be qualified under the Section 423 Offering only to the extent that such exercise complies with Section 423 of the Code. If an Optionee transfers from a Non‐423 Offering to a Section 423 Offering, the exercise of the Optionee’s purchase right will remained non‐qualified under the Non‐423 Offering. The Committee may establish additional or different rules to govern transfers of employment for purposes of participation in the Plan or an Offering, consistent with the applicable requirements of Section 423 of the Code. B‐6 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 9 CHKSUM Content: 3728 Layout: 1190 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

11. Adjustment Provisions. (a) Changes in Capitalization. In the event of (1) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Stock, other securities or other property), stock split, reverse stock split, reorganization, merger, consolidation, split‐up, split‐off, spin‐off, combination, repurchase or exchange of shares of Stock or other securities of the Company, recapitalization, or other similar corporate transaction or event or change in the Company’s capital structure that affects the shares of Stock (including a Change in Control); or (2) unusual or nonrecurring events affecting the Company, including changes in Applicable Laws, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the Options intended to be granted to, or available for, Optionees (any event in (1) or (2), an “Adjustment Event”), the Committee will make such appropriate substitution or adjustments, if any, as deems equitable, to any or all of (A) the maximum number of shares of Stock or kind of other securities that may be delivered under the Plan under Section 5 or any Sub‐Plan and (B) the terms of any outstanding Options, including (i) the number of shares of Stock and kind of securities subject to the Options then outstanding or subsequently granted, (ii) any Purchase Price relating to the Option and (iii) any other provision of the Options affected by such change; provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Options to reflect such equity restructuring. (b) Change in Control. In the event of a Change in Control, each outstanding Option shall be equitably adjusted and assumed or an equivalent Option substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In the event that the successor corporation in a Change in Control refuses to assume or substitute for the Option or the successor corporation is not a publicly traded corporation, the Offering Period then in progress shall be shortened by setting a New Purchase Date and shall end on the New Purchase Date. The “New Purchase Date” shall be a Trading Day determined by the Committee, in its discretion, which occurs before the date of the consummation of the Company’s proposed Change in Control. The Committee shall notify each Optionee in writing, at least ten (10) Trading Days prior to the New Purchase Date (or such other date as may be specified by the Committee), that the Purchase Date for the Optionee’s Option has been changed to the New Purchase Date and that shares of Stock shall be purchased automatically for the Optionee on the New Purchase Date, unless the Optionee has withdrawn from the Offering Period prior to such date, as provided in Section 6(c)(i) hereof. 12. Return of Accumulated Payroll Deductions. In the event that the Optionee or his or her estate is entitled to the return of accumulated payroll deductions, whether by reason of an election to discontinue and withdraw payroll deductions, termination of employment, retirement, death, or, in the event that accumulated payroll deductions exceed the price of shares purchased or the limitations specified in Section 6(d), such amount shall be returned by the Participating Employer to the Optionee or his or her estate, as the case may be, as soon as practicable. Accumulated payroll deductions held by the Participating Employer shall not bear interest (unless otherwise required by Applicable Law). 13. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the shares of Stock, the Company will not be required to deliver any shares of Stock issuable upon exercise of a right under the Plan prior to the completion of any registration or qualification of the shares of Stock under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of any governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Committee will, in its absolute discretion, deem necessary or advisable. The Company is under no obligation to register or qualify the shares of Stock with any state or foreign securities commission, or to seek approval or clearance from any governmental authority for the issuance or sale of the shares of Stock. If, pursuant to this Section 13, the Committee determines that the shares of Stock will not be issued to any Optionee, any payroll deductions B‐7 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 10 CHKSUM Content: 53656 Layout: 60585 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 credited to such Optionee’s account will be promptly refunded, without interest (unless required by Applicable Law), to the Optionee, without any liability to the Company or any of its Subsidiaries or Affiliates. 14. Code Section 409A; Tax Qualification. (a) Code Section 409A. Options granted under a Section 423 Offering are exempt from the application of Section 409A of the Code and Options granted under a Non‐423 Offering are intended to be exempt from Section 409A of the Code pursuant to the “short‐term deferral” exemption contained therein. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an Option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an Option under the Plan to be subject to Section 409A of the Code, the Committee may amend the terms of the Plan and/or of an outstanding Option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Optionee’s consent, to exempt any outstanding Option or future Option that may be granted under the Plan from or to allow any such rights to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company will have no liability to an Optionee or any other party if the Option under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto. The Company makes no representation that the Option under the Plan is compliant with Section 409A of the Code. (b) Tax Qualification. Although the Company may endeavor to (i) qualify an Option for favorable tax treatment under the laws of the U.S. or jurisdictions outside of the U.S. or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 14(a) hereof. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Optionees under the Plan. 15. No Enlargement of Employment Rights. Neither the establishment nor continuation of the Plan, nor the grant of any Option hereunder, shall be deemed to give any employee the right to be retained in the employ of the Participating Employer, or any successor thereto, or to interfere with the right of the Participating Employer or successor to discharge the employee at any time. 16. Tax Withholding. At the time an Optionee’s purchase right is exercised, in whole or in part, or at the time an Optionee disposes of some or all of the shares of Stock acquired under the Plan, or at the time of any other taxable event, the Optionee will make adequate provision for any Tax‐Related Items. In their sole discretion, the Participating Employer that employs the Optionee may satisfy any obligation to withhold Tax‐Related Items by (a) withholding from the Optionee’s wages or other compensation, (b) withholding a sufficient whole number of Shares otherwise issuable following purchase sufficient to pay the Tax‐Related Items required to be withheld with respect to the Shares as determined in the sole discretion of the Committee, (c) withholding from proceeds from the sale of Shares issued upon purchase, either through a voluntary sale or a mandatory sale arranged by the Company, (d) requiring the Optionee to make a cash payment to the Participating Employer equal to the amount of the Tax‐Related Items, or (e) any other method permitted under Applicable Law. 17. Governing Law. The Plan and all Options and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., without regard to the conflict of laws principles thereof. B‐8 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 11 CHKSUM Content: 28439 Layout: 1190 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

18. Definitions. As used in this Plan, the following terms shall have the meanings set forth below: (a) “Affiliate” will have the meaning ascribed to such term in Rule 12b‐2 promulgated under the Exchange Act. The Committee will have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition. (b) “Applicable Law” means the requirements relating to the administration of equity‐based awards under state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non‐U.S. jurisdiction where Options are, or will be, granted under the Plan. (c) “Board” means the Board of Directors of the Company. (d) “Code” means the U.S. Internal Revenue Code of 1986, as amended, or any statute successor thereto, and any regulations issued from time to time thereunder. (e) “Committee” means a committee of the Board appointed by the Board from time to time to administer the Plan in accordance with Section 3 to serve at its pleasure for the purpose of carrying out the responsibilities of the Committee under the Plan. For any period during which no Committee is in existence, all authority and responsibility assigned the Committee under this Plan shall be exercised, if at all, by the Board. (f) “Company” means Boston Scientific Corporation, a Delaware corporation (or any successor corporation). (g) “Compensation” means, unless otherwise determined by the Committee, the total salary or wages or other taxable compensation (such as bonus payments, commissions, short‐term disability payments and wage or salary substitution payments) paid by a Participating Employer to the Optionee during active employment (including approved paid leaves of absences) as of a particular pay date, exclusive of expense reimbursement, relocation allowances, tuition reimbursement, adoption assistance benefits, earnings related to stock options or other equity incentives, and post‐employment payments that may be computed from eligible compensation, such as severance benefits, salary continuation after termination of employment, redundancy pay, or termination indemnities. (h) “Change in Control” means any of: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company) is or becomes the “beneficial owner” (as defined in Rule 13d‐3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; (ii) an acquisition, consolidation or merger if all or substantially all of the beneficial owners of the outstanding Stock of the Company and the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of Board members immediately prior to such transaction do not own beneficially, directly or indirectly, and in substantially the same proportion, more than 50% of, respectively, the then outstanding shares of Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Board members, as the case may be, of the corporation resulting from such transaction; (iii) a sale or transfer of all or substantially all the Company’s assets; (iv) a dissolution or liquidation of the Company; or B‐9 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 12 CHKSUM Content: 52199 Layout: 60585 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

(v) if, over a period of twenty‐four (24) consecutive months or less there is change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more actual or threatened proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board. Notwithstanding clauses (i) through (v) above, none of the following shall constitute a “Change in Control” for purposes of this definition: (vi) the shares of Stock or the voting securities of the Company entitled to vote generally in the election of Board members are acquired directly from the Company in a capital raising transaction; (vii) the shares of Stock or the voting securities of the Company entitled to vote generally in the election of Board members are acquired by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (A) the beneficial owners of the outstanding shares of Stock, and of the securities of the Company entitled to vote generally in the election of Board members, immediately prior to such transaction beneficially own, directly or indirectly, in substantially the same proportions immediately following such transaction more than 50% of the outstanding shares of Stock and of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of the members of the board of directors of the corporation (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) resulting from such transaction and (B) at least a majority of the members of the board of directors of the corporation resulting from such transaction were members of the board of directors at the time of the execution of the initial agreement, or of the action of the Board, authorizing such transaction. (i) “Eligible Employee” means, unless otherwise determined by the Committee in connection with a particular Offering Period, an Employee who is customarily employed by a Participating Employer for twenty (20) or more hours per week. The Committee, in its discretion, from time to time may, prior to an Enrollment Period for all Options to be granted in an Offering Period, determine (on a uniform and nondiscriminatory basis for the Section 423 Offerings) that the definition of Eligible Employee will or will not include an individual if he or she: (A) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Committee in its discretion), (B) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Committee in its discretion), (C) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (D) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or who is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Section 423 Offering in an identical manner to all highly compensated individuals of the Participating Employer whose employees are participating in that Offering Period. An Optionee shall be deemed to have ceased to be an Eligible Employee either upon an actual termination of employment or upon the corporation employing the employee ceasing to be a Participating Employer. (j) “Employee” means an individual treated as an employee of the Company or other Participating Employer under their payroll records or for purposes of Section 423 of the Code. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company B‐10 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 13 CHKSUM Content: 21560 Layout: 1190 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5 shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination. (k) “Enrollment Agreement” means such written or electronic agreement described in Section 6(c), in such form as may be approved by the Committee from time to time, whereby an Eligible Employee elects to participate in the Plan and authorizes a Participating Employer to withhold payroll deductions from his or her Compensation. (l) “Enrollment Period” means the period during which Eligible Employees may elect to participate in the Plan, commencing approximately 45 days prior to the beginning of each Offering Period and ending approximately 10 days prior to such Offering Period (or such other period as may be established by the Committee). (m) “Entry Date” means the first Offering Commencement Date on or after the date on which an Employee becomes an Eligible Employee. (n) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, or any successor law thereto, and the regulations promulgated thereunder. (o) “Fair Market Value” means, with respect to the Stock on a given date, the closing price as quoted on the New York Stock Exchange on such date (or if there shall be no trading on such date, then on the immediately preceding date on which sales were made on the New York Stock Exchange, or such other appropriate date as shall be determined by the Committee). (p) “Non‐423 Offering” has the meaning assigned to it in Section 1 hereof. (q) “Offering Commencement Date” means the first Trading Day of each Offering Period. (r) “Offering Period” means, unless determined otherwise in accordance with Section 6(a) hereof, the consecutive six (6) month period beginning each January 1st and July 1st of each calendar year. (s) “Option” means an option to purchase shares of Stock granted under the Plan. (t) “Optionee” means an Eligible Employee who has elected to participate in the Plan and to whom an Option is granted. (u) “Option Shares” means shares of Stock subject to an Option. (v) “Participating Employer” means the Company or any Subsidiary or Affiliate designated by the Committee to participate in the Plan as of an Offering Commencement Date. (w) “Plan” means this Boston Scientific Corporation Employee Stock Purchase Plan as set forth herein (and formerly known as the Boston Scientific Corporation 2006 Global Employee Stock Ownership Plan), as it may be amended or restated from time to time. (x) “Purchase Date” means the last Trading Day of each Offering Period. (y) “Stock” means the common stock, USD 0.01 par value per share, of the Company. (z) “Section 423 Offering” has the meaning assigned to it in Section 1 hereof. (aa) “Sub‐Plans” has the meaning assigned to it in Section 3(c) hereof. (bb) “Subsidiary” means a subsidiary corporation of the Company, whether now or hereafter existing, as “subsidiary corporation” is defined in Section 424(f) of the Code. B‐11 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 14 CHKSUM Content: 33179 Layout: 60585 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

(cc) “Tax‐Related Items” means any U.S. federal, state, and/or local taxes and/or any non‐U.S. taxes (including, without limitation, income tax, social insurance contributions (or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other tax or tax‐ related item related to participation in the Plan and legally applicable to an Optionee, including any employer liability for which the Optionee is liable pursuant to Applicable Laws or the applicable Enrollment Agreement. (dd) “Trading Date” a day on which the principal exchange that Stock is listed on is open for trading. (ee) “U.S.” means the United States of America. B‐12 Toppan Merrill - Boston Scientific DEF 14A Typeset ED | 111250 | 15-Mar-22 08:21 | 22-3423-2.na | Sequence: 15 CHKSUM Content: 14694 Layout: 1190 Graphics: 0 CLEAN JOB: 22-3423-2 CYCLE#;BL#: 4; 0 TRIM: 8.25" x 10.75" AS: Daniels Boston: 617-443-9700 COLORS: Black, ~note-color 2 GRAPHICS: none V1.5

Boston Scientific

BOSTON SCIENTIFIC CORPORATION
300 BOSTON SCIENTIFIC WAY
MARLBOROUGH, MASSACHUSETTS 01752

SCAN TO
VIEW MATERIALS & VOTE

EXERCISING YOUR VOTE:

VOTE BY INTERNET

Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 4, 2022, the day before the meeting. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BSX2022**

You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 4, 2022, the day before the meeting. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D65913-P66389 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BOSTON SCIENTIFIC CORPORATION

The Board of Directors recommends a vote "For" all Director Nominees.

		For	Against	Abstain
1.	Proposal to elect ten Director Nominees:			
1a.	Nelda J. Connors	☐	☐	☐
1b.	Charles J. Dockendorff	☐	☐	☐
1c.	Yoshiaki Fujimori	☐	☐	☐
1d.	Donna A. James	☐	☐	☐
1e.	Edward J. Ludwig	☐	☐	☐
1f.	Michael F. Mahoney	☐	☐	☐
1g.	David J. Roux	☐	☐	☐
1h.	John E. Sununu	☐	☐	☐
1i.	David S. Wichmann	☐	☐	☐
1j.	Ellen M. Zane	☐	☐	☐

The Board of Directors recommends a vote "For" Proposals 2, 3 and 4.

		For	Against	Abstain
2.	To approve, on a non-binding, advisory basis, named executive officer compensation.	☐	☐	☐
3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year.	☐	☐	☐
4.	To approve an amendment and restatement of our 2006 Global Employee Stock Ownership Plan (to be renamed as our Employee Stock Purchase Plan), as previously amended and restated, including a request for 10,000,000 additional shares.	☐	☐	☐

NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Sign exactly as your name appears on the Proxy. If the shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees, partners, custodians, guardians, attorneys and corporate officers please add your full title(s).

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D65914-P66389

PROXY

BOSTON SCIENTIFIC CORPORATION

Proxy for Annual Meeting of Stockholders on May 5, 2022

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints VANCE R. BROWN, SUSAN THOMPSON, MARY SAUNDERS WISEMAN and MAI-KHOI NGUYEN-THANH, and each of them acting solely, as proxies, with full power of substitution and with all powers the undersigned would possess if personally present, to represent and vote, as designated hereon, all of the shares of common stock of Boston Scientific Corporation (the "Company"), par value $.01 per share, and if applicable, hereby directs the trustees and fiduciaries of the employee benefit plans in which the undersigned participates to vote all of the shares of common stock allocated to the account of the undersigned, which the undersigned is entitled to vote at the virtual Annual Meeting of Stockholders of the Company to be held at www.virtualshareholdermeeting.com/BSX2022 on Thursday, May 5, 2022 at 8:00 A.M. (Eastern Time), and any adjournment or postponement of the meeting.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH DIRECTOR, "FOR" PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Please sign and date on reverse side and return promptly in the enclosed envelope)